N-CSR

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07322

The Integrity Funds

(Exact name of registrant as specified in charter)

1 Main Street North, Minot, ND	58703
(Address of principal offices)	(Zip code)

Brent Wheeler and/or Kevin Flagstad, PO Box 500, Minot, ND 58702

(Name and address of agent for service)

Registrant’s telephone number, including area code: 701-852-5292

Date of fiscal year end: July 31st

Date of reporting period: July 31, 2020

Item 1. REPORTS TO STOCKHOLDERS.

THE INTEGRITY FUNDS

Integrity Dividend Harvest Fund

Integrity Energized Dividend Fund

Integrity Growth & Income Fund

Integrity High Income Fund

Integrity Mid-North American Resources Fund

Integrity Short Term Government Fund

Annual Report | July 31, 2020

Investment Adviser Viking Fund Management, LLC PO Box 500 Minot, ND 58702	Principal Underwriter Integrity Funds Distributor, LLC* PO Box 500 Minot, ND 58702
Transfer Agent Integrity Fund Services, LLC PO Box 759 Minot, ND 58702	Custodian UMB Bank 928 Grand Blvd. Kansas City, MO 64106
Independent Registered Public Accounting Firm Cohen & Company, Ltd. 151 N. Franklin Street, Suite 575 Chicago, IL 60606

*The Funds are distributed through Integrity Funds Distributor, LLC. Member FINRA

IMPORTANT NOTE: Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Integrity Viking Funds’ (the “Funds”) annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the shareholder reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, shareholder reports will be available on the Funds’ website (https://www.integrityvikingfunds.com/Documents), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you hold Fund shares through a financial intermediary and you already elected to receive shareholder reports electronically through your financial intermediary, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by notifying your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. You can inform your financial intermediary that you wish to continue receiving paper copies of your shareholder reports, or if you are a direct investor, by calling the Funds at 800-601-5593. Your election to receive reports in paper will apply to all Funds you hold directly or through your financial intermediary, as applicable.

INTEGRITY DIVIDEND HARVEST FUND

DEAR SHAREHOLDERS:

Enclosed is the report of the operations for Integrity Dividend Harvest Fund (the “Dividend Harvest Fund” or “Fund”) for the year ended July 31, 2020. The Fund’s portfolio and related financial statements are presented within for your review.

The period saw the S&P 500 TR Index (“S&P”) return 11.96%. Many may consider the positive return surprising considering the year was immersed in trade war fears, recession fears, widespread rioting over social concerns, and, most notably, the global economic shutdown caused by COVID-19. A likely reason for the market’s resiliency was the expedited response by the U.S. Government and the Federal Reserve, who made fiscal and monetary moves, the likes of which haven’t been seen since the Great Recession. Investors felt confidence knowing such large actors could move so fast and, ultimately, protect financial markets. COVID-19 had not disappeared by the end of the period, and it is yet to be seen what moves will be necessary going forward.

The U.S. Bureau of Labor Statistics reported that the unemployment rate dropped to a 50-year low of 3.5% in September 2019. The rate remained low until the effects of COVID-19 economic shutdown took hold. The unemployment rate spiked to 14.7% in April 2020. The rate has been steadily declining since then, ending the period at 10.2% as businesses began to re-open.

The Federal Reserve’s Federal Open Market Committee (“FOMC”) dropped the target range of the federal funds rate by 0.25% at each of the July, September, and October meetings in 2019 due to concerns of a possible economic slowdown. The FOMC dropped the target range another 0.50% on March 3, 2020, as the full impact of COVID-19 was coming to light. Twelve days later they dropped the rate to 0%. The Federal Reserve has also been buying assets, including new types of assets that they haven’t purchased in the past, and expanding their balance sheet. It appears, for now at least, that these monetary moves have had a positive impact on financial markets.

During the period, information technology was the best performing sector, led higher by mega-cap giants like Apple and Microsoft. Consumer discretionary was the next best, containing the stand-out performer Amazon. Investors heavily preferred growth over value. The worst performing sector was energy. Investors had already feared too much supply and too little demand growth even before COVID-19 forced many to halt all travel. Due to oversupply, a barrel of oil actually traded in negative territory for a short time during the period.

The Fund’s total returns for Class A, C, and I shares were -2.39%, -3.13%, and -2.14%, respectively, for the year ended July 31, 2020, while the S&P gained 11.96%. The Fund is in the Morningstar Large Value category which returned -5.37% over the same time period. While the Fund outperformed its Morningstar category, it underperformed the S&P. The Fund’s underperformance relative to the S&P was primarily driven by an underweight allocation to information technology and an overweight allocation to energy. Aiding relative performance was stock selection in industrials.

The Fund seeks to maximize total return by emphasizing high current income with long term appreciation as a secondary objective, consistent with preservation of capital. The Portfolio Management Team (“Team”) considers dividend yield, dividend growth rate, earnings growth, price-to-earnings multiples, and balance sheet strength. The Team emphasizes dividend yield in selecting stocks for the Fund because we believe that, over time, dividend income can contribute significantly to total return and is a more consistent source of investment return than appreciation.

If you would like more frequent updates, visit our website at www.integrityvikingfunds.com for daily prices along with pertinent Fund information.

Sincerely,

The Portfolio Management Team

The views expressed are those of The Portfolio Management Team of Viking Fund Management. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

*Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance. The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.50%, 2.25%, and 1.25% for Class A, C, and I, respectively. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 0.95%, 1.70%, and 0.70% for Class A, C, and I, respectively. The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through November 29, 2020 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 0.95%, 1.70%, and 0.70% for Class A, C, and I, respectively. This expense limitation agreement may only be terminated or modified prior to November 29, 2020 with the approval of the Fund’s Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund’s investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

INTEGRITY DIVIDEND HARVEST FUND

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment

Average Annual Total Returns for the periods ended July 31, 2020

	1 year	3 year	5 year	10 year	Since Inception*
Class A Without sales charge	-2.39%	4.00%	7.08%	N/A	8.89%
Class A With sales charge (5.00%)	-7.28%	2.24%	5.99%	N/A	8.21%
Class C Without CDSC	-3.13%	3.24%	N/A	N/A	6.36%
Class C With CDSC (1.00%)	-4.03%	3.24%	N/A	N/A	6.36%
Class I Without sales charge	-2.14%	4.26%	N/A	N/A	5.26%
* May 1, 2012 for Class A; August 3, 2015 for Class C; August 1, 2016 for Class I

The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.50%, 2.25%, and 1.25% for Class A, C, and I, respectively. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 0.95%, 1.70%, and 0.70% for Class A, C, and I, respectively. The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through November 29, 2020 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 0.95%, 1.70%, and 0.70% for Class A, C, and I, respectively. This expense limitation agreement may only be terminated or modified prior to November 29, 2020 with the approval of the Fund’s Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares. The graph comparing the Fund’s performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund’s total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends.

INTEGRITY ENERGIZED DIVIDEND FUND

DEAR SHAREHOLDERS:

Enclosed is the report of the operations for the Integrity Energized Dividend Fund (the “Energized Dividend Fund” or “Fund”) for the year ended July 31, 2020. The Fund’s portfolio and related financial statements are presented within for your review.

Market Review

The period saw the S&P 500 TR Index return 11.96%. Many may consider the positive return surprising considering the year was immersed in trade war fears, recession fears, widespread rioting over social concerns, and, most notably, the global economic shutdown caused by COVID-19. A likely reason for the market’s resiliency was the expedited response by the U.S. Government and the Federal Reserve, who made fiscal and monetary moves the likes of which haven’t been seen since the Great Recession. Investors felt confidence knowing such large actors could move so fast and, ultimately, protect financial markets. The virus had not disappeared by the end of the period, and it is yet to be seen what moves will be necessary going forward.

The U.S. Bureau of Labor Statistics reported that the unemployment rate dropped to a 50-year low of 3.5% in September 2019. The rate remained low until the effects of the COVID-19 economic shutdown took hold. The unemployment rate spiked to 14.7% in April 2020. The rate has been steadily declining since then, ending the period at 10.2% as businesses began to re-open.

The Federal Reserve’s Federal Open Market Committee (“FOMC”) dropped the target range of the federal funds rate by 0.25% at each of the July, September, and October meetings in 2019 due to concerns of a possible economic slowdown. The FOMC dropped the target range another 0.50% on March 3, 2020, as the full impact of COVID-19 was coming to light. Twelve days later they dropped the rate to 0%. The Federal Reserve has also been buying assets, including new types of assets that they haven’t purchased in the past, and expanding their balance sheet. It appears, for now at least, that these monetary moves have had a positive impact on financial markets.

During the period, information technology was the best performing sector, led higher by mega-cap giants like Apple and Microsoft. Consumer discretionary was the next best, containing the stand-out performer Amazon. Investors heavily preferred growth over value. The worst performing sector was energy. Investors had already feared too much supply and too little demand growth even before COVID-19 forced many to halt all travel. Due to oversupply, a barrel of oil actually traded in negative territory for a short time during the period.

Energy Review

The third quarter of 2019 truly proved how anemic sentiment towards crude oil and energy equities had become. During the quarter, there was a strike on Saudi Arabia’s oilfield and infrastructure that shut in 5.7 million barrels of oil per day (“bopd”). The initial move in crude oil was sharply higher, however, within two weeks, crude oil was trading below where it was before the attack. This attack left the markets heavily undersupplied over the third quarter, with estimates as high as a 2.5 million barrel per day deficit, and crude oil fell 7.78% over the quarter. This emphasizes that investors seemed to be solely focused on 2020 demand concerns.

For the third quarter of 2019, the Fund (Class A shares) declined 5.81% compared to a loss of 7.34% for the S&P 1500 Energy Composite and a loss of 10.05% for the Morningstar Equity Energy category. WTI crude oil decreased 7.13% to end the quarter at $54.07 and Brent crude oil decreased 7.13% to end the quarter at $59.25.

The energy sector got off to a negative start in the fourth quarter of 2019, trading lower over the first two months, even as crude oil traded higher. However, December saw a significant snapback for the sector, trading up 7% over the month. OPEC production cuts and progression on the U.S./China trade deal all contributed to the strong December returns for the energy sector. At the beginning of December, OPEC agreed to additional production cuts of 400,000 bopd. Saudi Arabia committed to 170-175,000 bopd, with the rest being split between the remaining OPEC countries. This set a solid floor for crude prices and created a much needed tailwind for the commodity. Additionally, U.S. and China made great progression on “Phase 1” of the trade deal. This was important because its removes uncertainty on the impact tariffs would have on consumption and industrial activity.

For the fourth quarter of 2019, the Fund (Class A shares) returned 3.31% compared to a gain of 5.76% for the S&P 1500 Energy Composite and a gain of 8.06% for the Morningstar Equity Energy category. WTI crude oil increased 14.52% to end the quarter at $61.06 and Brent crude oil increased 14.66% to end the quarter at $66.00.

Over the first quarter of 2020, the energy sector traded down as a result of COVID-19 and the oil price war between OPEC and Russia. The magnitude of COVID-19 on demand was in the range of 20-25 million bopd, a level of demand destruction never seen in history. Adding fuel to the fire, OPEC and Russia engaged in an oil price war, adding several million bopd of production in a fight for market share. The combination of these two events has resulted in an oversupplied market to the tune of 25-30 million bopd. Oil prices cratered during the quarter over concerns of a massive oversupply causing global inventories to fill. Late in March, the oil price war came to an end, with OPEC+ proposing to cut production by nearly 10 million bopd.

For the first quarter of 2020, the Fund (Class A shares) declined 42.41% compared to a loss of 51.63% for the S&P 1500 Energy Composite and a loss of 53.36% for the Morningstar Equity Energy category. WTI crude oil decreased 65.85% to end the quarter at $20.48 and Brent crude oil decreased 58.88% to end the quarter at $26.35.

The second quarter of 2020 turned out to be quite a roller coaster ride for the energy sector. Energy equities and crude oil continued their downward spiral in the month of April, and surged higher in the months of May and June. In April, the energy sector’s underperformance was driven by COVID-19 and the shutdown of the U.S. economy. The recovery witnessed in the latter months of the quarter was driven by a combination of the economy beginning to open back up and oil production curtailments across the globe. Aggressive actions taken by OPEC and Russia helped balance global supply and demand, but low oil prices were needed to shut in additional oil production. Within U.S. shale alone, oil production fell by an estimated two million barrels of oil per day.

For the second quarter of 2020, the Fund (Class A shares) returned 14.29% compared to a gain of 31.88% for the S&P 1500 Energy Composite and a gain of 36.61% for the Morningstar Equity Energy category. WTI crude oil increased 31.82% to end the quarter at $39.27 and Brent crude oil increased 20.92% to end the quarter at $41.27.

In the month of July 2020, crude prices rose 2.76% to close the month at $40.57. The Fund declined 3.11% in July, 3.15% behind the Morningstar Equity Energy category.

The trough in oil demand is likely behind us, given that most countries around the world have begun to reopen. We are a long way from pre-pandemic demand levels, but consumption is beginning to claw back. On the supply front, OPEC’s pledged 10 million bopd production cut combined with other oil production shut ins have balanced supply and demand and aided crude oil prices. With the U.S. rig count down over 60% since the end of March, it is likely U.S. oil production will take time to recover, which will further support crude oil prices domestically. These cutbacks in activity were essential to stabilize oil prices; however, it will likely take into 2021 to normalize oil inventories as tanks filled nearly to the brim during peak pandemic. Going forward, we see incredible value in the energy sector and continue to focus on well capitalized companies with strong balance sheets and sound business models.

The Fund’s total returns for Class A, C, and I shares were -36.02%, -36.37%, and -35.76%, respectively, for the year ended July 31, 2020, compared to returns of -37.37%, -39.07%, and 9.23% for the Morningstar Equity Energy Category, the S&P Composite 1500 Energy Index, and the S&P Composite 1500 Index, respectively. Aiding relative performance was an overweight allocation to chemicals, as well as selection within pipelines. Detracting from the Fund’s performance relative to its Morningstar category was selection within integrated oil companies.

If you would like more frequent updates, visit our website at www.integrityvikingfunds.com for daily prices along with pertinent Fund information.

Sincerely,

The Portfolio Management Team

The views expressed are those of The Portfolio Management Team of Viking Fund Management. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

*Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance. The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 2.84%, 3.64%, and 2.61% for Class A, C, and I, respectively. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 0.99%, 1.74%, and 0.74% for Class A, C, and I, respectively. The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through November 29, 2020 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 1.05%, 1.80%, and 0.80% for Class A, C, and I, respectively. This expense limitation agreement may only be terminated or modified prior to November 29, 2020 with the approval of the Fund’s Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund’s investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

INTEGRITY ENERGIZED DIVIDEND FUND

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment

Average Annual Total Returns for the periods ended July 31, 2020

	1 year	3 year	5 year	10 year	Since Inception*
Class A Without sales charge	-36.02%	-9.66%	N/A	N/A	-2.92%
Class A With sales charge (5.00%)	-39.23%	-11.18%	N/A	N/A	-4.09%
Class C Without CDSC	-36.37%	-10.29%	N/A	N/A	-3.62%
Class C With CDSC (1.00%)	-36.97%	-10.29%	N/A	N/A	-3.62%
Class I Without sales charge	-35.76%	-9.39%	N/A	N/A	-2.88%
* May 2, 2016 for Class A and C; August 1, 2016 for Class I

The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 2.84%, 3.64%, and 2.61% for Class A, C, and I, respectively. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 0.99%, 1.74%, and 0.74% for Class A, C, and I, respectively. The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through November 29, 2020 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 1.05%, 1.80%, and 0.80% for Class A, C, and I, respectively. This expense limitation agreement may only be terminated or modified prior to November 29, 2020 with the approval of the Fund’s Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares. The graph comparing the Fund’s performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund’s total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends.

INTEGRITY GROWTH & INCOME FUND

DEAR SHAREHOLDERS:

Enclosed is the report of the operations for ESG Integrity Growth & Income Fund (the “Growth & Income Fund” or “Fund”) for the year ended July 31, 2020. The Fund’s portfolio and related financial statements are presented within for your review.

The period saw the S&P 500 TR Index (“S&P”) return 11.96%. Many may consider the positive return surprising considering the year was immersed in trade war fears, recession fears, widespread rioting over social concerns, and, most notably, the global economic shutdown caused by COVID-19. A likely reason for the market’s resiliency was the expedited response by the U.S. Government and the Federal Reserve, who made fiscal and monetary moves the likes of which haven’t been seen since the Great Recession. Investors felt confidence knowing such large actors could move so fast and, ultimately, protect financial markets. COVID-19 had not disappeared by the end of the period, and it is yet to be seen what moves will be necessary going forward.

The U.S. Bureau of Labor Statistics reported that the unemployment rate dropped to a 50-year low of 3.5% in September 2019. The rate remained low until the effects of COVID-19 economic shutdown took hold. The unemployment rate spiked to 14.7% in April 2020. The rate has been steadily declining since then, ending the period at 10.2% as businesses began to re-open.

The Federal Reserve’s Federal Open Market Committee (“FOMC”) dropped the target range of the federal funds rate by 0.25% at each of the July, September, and October meetings in 2019 due to concerns of a possible economic slowdown. The FOMC dropped the target range another 0.50% on March 3, 2020, as the full impact of COVID-19 was coming to light. Twelve days later they dropped the rate to 0%. The Federal Reserve has also been buying assets, including new types of assets that they haven’t purchased in the past, and expanding their balance sheet. It appears, for now at least, that these monetary moves have had a positive impact on financial markets.

During the period, information technology was the best performing sector, led higher by mega-cap giants like Apple and Microsoft. Consumer discretionary was the next best, containing the stand-out performer Amazon. Investors heavily preferred growth over value. The worst performing sector was energy. Investors had already feared too much supply and too little demand growth even before COVID-19 forced many to halt all travel. Due to oversupply, a barrel of oil actually traded in negative territory for a short time during the period.

The Fund’s total returns for Class A, C, and I shares were 11.42%, 10.97%, and 11.68%, respectively, for the year ended July 31, 2020, while the S&P gained 11.96%. The Fund is in the Morningstar Large Blend category which returned 7.60% over the same time period. While the Fund outperformed its Morningstar category, it slightly underperformed the S&P. The Fund’s underperformance relative to the S&P was primarily driven by stock selection in communication services and utilities. Aiding relative performance was an underweight allocation to energy and stock selection in financials.

The Fund is managed using a blended growth and income investment strategy. The Portfolio Management Team (“Team”) seeks to invest primarily in domestic common stocks, balancing investments between growth & dividend paying stocks, depending on where we see the best value. The Team also tries to emphasize companies we believe offer both attractive investment opportunities and demonstrate a positive awareness of their impact on the society in which they operate.

If you would like more frequent updates, visit our website at www.integrityvikingfunds.com for daily prices along with pertinent Fund information.

Sincerely,

The Portfolio Management Team

The views expressed are those of The Portfolio Management Team of Viking Fund Management. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

*Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance. The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.87%, 1.62%, and 1.62% for Class A, C, and I, respectively. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 1.24%, 1.62%, and .99% for Class A, C, and I, respectively. The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through November 29, 2020 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 1.24%, 1.99%, and .99% for Class A, C, and I, respectively. This expense limitation agreement may only be terminated or modified prior to November 29, 2020 with the approval of the Fund’s Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund’s investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

INTEGRITY GROWTH & INCOME FUND

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment

Average Annual Total Returns for the periods ended July 31, 2020

	1 year	3 year	5 year	10 year	Since Inception*
Class A Without sales charge	11.42%	13.16%	9.82%	12.15%	8.97%
Class A With sales charge (5.00%)	5.85%	11.24%	8.70%	11.57%	8.75%
Class C Without CDSC	10.97%	12.63%	N/A	N/A	9.32%
Class C With CDSC (1.00%)	9.97%	12.63%	N/A	N/A	9.32%
Class I Without sales charge	11.68%	13.43%	N/A	N/A	13.02%
* January 3, 1995 for Class A; August 3, 2015 for Class C; August 1, 2016 for Class I

The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.87%, 1.62%, and 1.62% for Class A, C, and I, respectively. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 1.24%, 1.62%, and .99% for Class A, C, and I, respectively. The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through November 29, 2020 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 1.24%, 1.99%, and .99% for Class A, C, and I, respectively. This expense limitation agreement may only be terminated or modified prior to November 29, 2020 with the approval of the Fund’s Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares. The graph comparing the Fund’s performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund’s total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends. The results prior to August 1, 2009 were achieved while the Fund was managed by a different investment adviser. The current investment adviser may produce different investment results than those achieved by the previous investment adviser.

INTEGRITY HIGH INCOME FUND

DEAR SHAREHOLDERS:

Enclosed is the report of the operations for Integrity High Income Fund (the “High Income Fund” or “Fund”) for the year ended July 31, 2020. The Fund’s portfolio and related financial statements are presented within for your review.

Market Environment

The high yield bond market experienced a historic twelve month period ended July 31, 2020. The high yield market posted six consecutive months of positive gains from August 2019 through January 2020, as the market shrugged off an inverted 2/10s yield curve and an air strike on oil facilities in Saudi Arabia in the fall of 2019. The high yield market posted a strong finish to 2019 year end as phase one of the US-China trade deal materialized in December, and this momentum carried into January and the first half of February. There are three distinct periods to the high yield market in 2020 year-to-date: stability after a strong 2019, a historic sell-off, and a sharp rebound driven by unprecedented monetary and fiscal policy responses. Through mid-February, the high yield market had returned +/- 0% with spreads near cycle lows and with refinancings dominating new issuance. Then, from February 19th to March 23rd, the high yield market experienced its fastest and most severe drawdown on record, bottoming with a year-to-date return of -20.6% as a result of the detonation of oil markets and the spread of COVID-19 that affected all risk assets. Since March 23rd, the high yield market, in conjunction with all risk assets, has rallied significantly as a result of US Government actions and implicit and explicit support from the Federal Reserve (the “Fed”). Additionally, with the gradual re-opening of economies and business activity, investor optimism has increased that the economy has bottomed and will continue to recover. The high yield market increased 3.00% for the twelve-month period ended July 31, 2020 (as measured by the ICE BofAML US High Yield Constrained Index, HUC0) despite spreads widening 116 bps to 523 bps while yields increased 5 bps to 6.07% as the yield on 10 year US Treasuries decreased 148 bps to 0.53%. Higher quality drastically outperformed lower quality, with BBs returning 6.80%, single B’s 0.92% and CCCs -8.99%. The automotive, technology and banking sectors led the contributors to performance while the energy, transportation and leisure sectors, those most affected by COVID-19, led the detractors.

Despite strong new issuance and fallen angels year-to-date, $245 and $204 billion, respectively, technicals remain favorable as the Fed’s support in the market has generated demand and lifted bond prices. For the trailing twelve months, retail bond inflows total $38 billion, as investor demand has surged since late March. New issuance finished 2019 with $287 billion, and 68% was refinancing. Refinancing continued to dominate issuance to begin 2020 before the high yield issuance market was essentially closed during the month of March. The second quarter’s $145.5 billion in gross and $75.5 billion of net issuance were records for a single quarter, compared to the previous record quarters of $121.2 billion (2Q ‘14) and $52.6 billion (1Q ‘15). Additionally, June set the all-time record for a single month gross issuance, pricing $61.5 billion. Default activity increased significantly, although the default rate is still lower than historical recessionary levels and the Fed’s support in the market should suppress defaults. The12-month par-weighted default rate is now 6.22%, the highest level in a decade and is 409 bps higher than the default rate in July 2019.

With a 3.00% return during the twelve-month period ended July 31, 2020 (HUC0), high yield trailed high grade credit (C0A0), 12.01%, U.S. Aggregate (D0A0), 10.40%, 5-year Treasuries (GA05), 9.16%, and emerging markets (EMCB), 5.77%.

Portfolio Performance and Positioning

For the twelve-month period ended July 31, 2020, the High Income Fund returned 3.37% (Class A shares, net of fees), 2.74% (Class C shares, net of fees) and 3.63% (Class I shares, net of fees) compared to its benchmark, the Bloomberg Barclays U.S. High Yield Index, which returned 4.21%, and the Morningstar High Yield category’s median period return of 2.24%. The Fund’s Class A shares underperformed the benchmark for the twelve-month period due to underweight to independent energy in addition to security selection in the wirelines and transportation services sectors. The largest detractors resulted from relative weightings in Occidental Petroleum, EP Energy, Windstream Holdings, Neiman Marcus Group and Western Gas. Alternatively, contributions from an underweight to oil field services in addition to security selection in the wireless and other-REITs sectors enhanced performance for the twelve-month period. Specifically, weightings in Softbank Group (Sprint), DISH Network, Valaris, HCA Healthcare and Noble Corporation enhanced performance results in the period.

Compared to the benchmark at July 31, 2020, the Fund was overweight in cable satellite, consumer products and healthcare due to our view of the relative value opportunities within those sectors. The Fund was underweight in food & beverage, independent energy and home construction because we have not found these sectors attractive due to challenging fundamental outlooks or rich valuations. Relative to the benchmark at July 31, 2020, the Fund’s yield, spread and duration were all lower than those of the benchmark.

Market Outlook

The high yield selloff that started in late February and accelerated dramatically in March has since reversed significantly, driven by monetary and fiscal policy and optimism surrounding a faster than feared global economic recovery. Corporate fundamentals face significant challenges as the economy works back into reopening. The economic impact of COVID-19 is widespread but most significant in travel, leisure, restaurants, retail and casinos, as well as energy. Defensive sectors, particularly utilities, technology and healthcare, have held in well and are mostly trading at pre-COVID-19 levels. Trailing defaults have increased to 6.22% and are expected to continue to rise throughout the year, driven by energy and the weakest issuers in the most affected sectors. These developments overshadow what had been solid credit fundamentals entering the year. Technicals have been very supportive since market lows, catalyzed by the Fed announcing high yield ETFs are eligible for open market purchases. The current economic and market conditions are expected to continue to accelerate fallen angels. Our fundamental research, bottom-up security selection style should allow us to continue to capitalize on market opportunities.

If you would like more frequent updates, visit our website at www.integrityvikingfunds.com for daily prices along with pertinent Fund information.

Sincerely,

Robert L. Cook Managing Director J.P. Morgan investment Management, Inc.	Thomas G. Hauser Vice President J.P. Morgan Investment Management, Inc.

The views expressed are those of Robert L. Cook, Senior Portfolio Manager and Managing Director, and Thomas G. Hauser, Vice President, J.P. Morgan Investment Management, Inc. (“JPMIM”), sub-adviser to the Fund. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

*Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance. The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.69%, 2.44%, and 1.44% for Class A, C, and I, respectively. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 0.95%, 1.70%, and 0.70% for Class A, C, and I, respectively. The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through November 29, 2020 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 0.99%, 1.74%, and 0.74% for Class A, C, and I, respectively. This expense limitation agreement may only be terminated or modified prior to November 29, 2020 with the approval of the Fund’s Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund’s investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

INTEGRITY HIGH INCOME FUND

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment

Average Annual Total Returns for the periods ended July 31, 2020

	1 year	3 year	5 year	10 year	Since Inception*
Class A Without sales charge	3.37%	4.18%	5.14%	6.01%	5.27%
Class A With sales charge (4.25%)	-0.96%	2.68%	4.23%	5.55%	4.99%
Class C Without CDSC	2.74%	3.41%	4.35%	5.22%	4.46%
Class C With CDSC (1.00%)	1.75%	3.41%	4.35%	5.22%	4.46%
Class I Without sales charge	3.63%	4.40%	N/A	N/A	5.75%
* April 30, 2004 for Class A and C; August 1, 2016 for Class I

The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.69%, 2.44%, and 1.44% for Class A, C, and I, respectively. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 0.95%, 1.70%, and 0.70% for Class A, C, and I, respectively. The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through November 29, 2020 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 0.99%, 1.74%, and 0.74% for Class A, C, and I, respectively. This expense limitation agreement may only be terminated or modified prior to November 29, 2020 with the approval of the Fund’s Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares. The graph comparing the Fund’s performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund’s total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends. The results prior to August 1, 2009 were achieved while the Fund was managed by a different investment adviser. The current investment adviser may produce different investment results than those achieved by the previous investment adviser.

INTEGRITY MID-NORTH AMERICAN RESOURCES FUND

DEAR SHAREHOLDERS:

Enclosed is the report of the operations for Integrity Mid-North American Resources Fund (the “MNA Resources Fund” or “Fund”) for the year ended July 31, 2020. The Fund’s portfolio and related financial statements are presented within for your review.

Market Review

The period saw the S&P 500 TR Index return 11.96%. Many may consider the positive return surprising considering the year was immersed in trade war fears, recession fears, widespread rioting over social concerns, and, most notably, the global economic shutdown caused by COVID-19. A likely reason for the market’s resiliency was the expedited response by the U.S. Government and the Federal Reserve, who made fiscal and monetary moves the likes of which haven’t been seen since the Great Recession. Investors felt confidence knowing such large actors could move so fast and, ultimately, protect financial markets. The virus had not disappeared by the end of the period, and it is yet to be seen what moves will be necessary going forward.

The U.S. Bureau of Labor Statistics reported that the unemployment rate dropped to a 50-year low of 3.5% in September 2019. The rate remained low until the effects of the COVID-19 economic shutdown took hold. The unemployment rate spiked to 14.7% in April 2020. The rate has been steadily declining since then, ending the period at 10.2% as businesses began to re-open.

The Federal Reserve’s Federal Open Market Committee (“FOMC”) dropped the target range of the federal funds rate by 0.25% at each of the July, September, and October meetings in 2019 due to concerns of a possible economic slowdown. The FOMC dropped the target range another 0.50% on March 3, 2020, as the full impact of COVID-19 was coming to light. Twelve days later they dropped the rate to 0%. The Federal Reserve has also been buying assets, including new types of assets that they haven’t purchased in the past, and expanding their balance sheet. It appears, for now at least, that these monetary moves have had a positive impact on financial markets.

During the period, information technology was the best performing sector, led higher by mega-cap giants like Apple and Microsoft. Consumer discretionary was the next best, containing the stand-out performer Amazon. Investors heavily preferred growth over value. The worst performing sector was energy. Investors had already feared too much supply and too little demand growth even before COVID-19 forced many to halt all travel. Due to oversupply, a barrel of oil actually traded in negative territory for a short time during the period.

Energy Review

The third quarter of 2019 truly proved how anemic sentiment towards crude oil and energy equities had become. During the quarter, there was a strike on Saudi Arabia’s oilfield and infrastructure that shut in 5.7 million barrels of oil per day (“bopd”). The initial move in crude oil was sharply higher, however, within two weeks, crude oil was trading below where it was before the attack. This attack left the markets heavily undersupplied over the third quarter, with estimates as high as a 2.5 million barrel per day deficit, and crude oil fell 7.78% over the quarter. This emphasizes that investors seemed to be solely focused on 2020 demand concerns.

For the third quarter of 2019, the Fund (Class A shares) declined 7.76% compared to a loss of 7.34% for the S&P 1500 Energy Composite and a loss of 10.05% for the Morningstar Equity Energy category. WTI crude oil decreased 7.13% to end the quarter at $54.07 and Brent crude oil decreased 7.13% to end the quarter at $59.25.

The energy sector got off to a negative start in the fourth quarter of 2019, trading lower over the first two months, even as crude oil traded higher. However, December saw a significant snapback for the sector, trading up 7% over the month. OPEC production cuts and progression on the U.S./China trade deal all contributed to the strong December returns for the energy sector. At the beginning of December, OPEC agreed to additional production cuts of 400,000 bopd. Saudi Arabia committed to 170-175,000 bopd, with the rest being split between the remaining OPEC countries. This set a solid floor for crude prices and created a much needed tailwind for the commodity. Additionally, U.S. and China made great progression on “Phase 1” of the trade deal. This was important because its removes uncertainty on the impact tariffs would have on consumption and industrial activity.

For the fourth quarter of 2019, the Fund (Class A shares) returned 6.35% compared to a gain of 5.76% for the S&P 1500 Energy Composite and a gain of 8.06% for the Morningstar Equity Energy category. WTI crude oil increased 14.52% to end the quarter at $61.06 and Brent crude oil increased 14.66% to end the quarter at $66.00.

Over the first quarter of 2020, the energy sector traded down as a result of COVID-19 and the oil price war between OPEC and Russia. The magnitude of COVID-19 on demand was in the range of 20-25 million bopd, a level of demand destruction never seen in history. Adding fuel to the fire, OPEC and Russia engaged in an oil price war, adding several million bopd of production in a fight for market share. The combination of these two events has resulted in an oversupplied market to the tune of 25-30 million bopd. Oil prices cratered during the quarter over concerns of a massive oversupply causing global inventories to fill. Late in March, the oil price war came to an end, with OPEC+ proposing to cut production by nearly 10 million bopd.

For the first quarter of 2020, the Fund (Class A shares) declined 50.28% compared to a loss of 51.63% for the S&P 1500 Energy Composite and a loss of 53.36% for the Morningstar Equity Energy category. WTI crude oil decreased 65.85% to end the quarter at $20.48 and Brent crude oil decreased 58.88% to end the quarter at $26.35.

The second quarter of 2020 turned out to be quite a roller coaster ride for the energy sector. Energy equities and crude oil continued their downward spiral in the month of April, and surged higher in the months of May and June. In April, the energy sector’s underperformance was driven by COVID-19 and the shutdown of the U.S. economy. The recovery witnessed in the latter months of the quarter was driven by a combination of the economy beginning to open back up and oil production curtailments across the globe. Aggressive actions taken by OPEC and Russia helped balance global supply and demand, but low oil prices were needed to shut in additional oil production. Within U.S. shale alone, oil production fell by an estimated two million barrels of oil per day.

For the second quarter of 2020, the Fund (Class A shares) returned 22.87% compared to a gain of 31.88% for the S&P 1500 Energy Composite and a gain of 36.61% for the Morningstar Equity Energy category. WTI crude oil increased 31.82% to end the quarter at $39.27 and Brent crude oil increased 20.92% to end the quarter at $41.27.

In the month of July 2020, crude prices rose 2.76% to close the month at $40.57. The Fund gained 1.97% in July, 1.92% ahead of the Morningstar Equity Energy category.

The trough in oil demand is likely behind us, given that most countries around the world have begun to reopen. We are a long way from pre-pandemic demand levels, but consumption is beginning to claw back. On the supply front, OPEC’s pledged 10 million bopd production cut combined with other oil production shut ins have balanced supply and demand and aided crude oil prices. With the U.S. rig count down over 60% since the end of March, it is likely U.S. oil production will take time to recover, which will further support crude oil prices domestically. These cutbacks in activity were essential to stabilize oil prices; however, it will likely take into 2021 to normalize oil inventories as tanks filled nearly to the brim during peak pandemic. Going forward, we see incredible value in the energy sector and continue to focus on well capitalized companies with strong balance sheets and sound business models.

The Fund’s total returns for Class A, C, and I shares were -37.47%, -37.78%, and -37.04%, respectively, for the twelve month period ended July 31, 2020, compared to returns of -37.37%, -39.07%, and 9.23% for the Morningstar Equity Energy Category, the S&P Composite 1500 Energy Index, and the S&P Composite 1500 Index, respectively. Aiding relative performance was an overweight allocation to utilities, as well as selection within oilfield service. Detracting from the Fund’s performance relative to its Morningstar category was selection within exploration & production and integrated oil companies.

If you would like more frequent updates, visit our website at www.integrityvikingfunds.com for daily prices along with pertinent Fund information.

Sincerely,

The Portfolio Management Team

The views expressed are those of The Portfolio Management Team of Viking Fund Management, LLC (“Viking Fund Management”, “VFM”, or the “Adviser”). The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

*Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance. The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.59%, 2.09%, and 1.09% for Class A, C, and I, respectively. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 1.50%, 2.00%, and 1.00% for Class A, C, and I, respectively. The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through November 29, 2020 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 1.50%, 2.00%, and 1.00% for Class A, C, and I, respectively. This expense limitation agreement may only be terminated or modified prior to November 29, 2020 with the approval of the Fund’s Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund’s investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

INTEGRITY MID-NORTH AMERICAN RESOURCES FUND

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment

Average Annual Total Returns for the periods ended July 31, 2020

	1 year	3 year	5 year	10 year	Since Inception*
Class A Without sales charge	-37.47%	-18.10%	-12.55%	-2.36%	2.33%
Class A With sales charge (5.00%)	-40.66%	-19.49%	-13.44%	-2.86%	2.08%
Class C Without CDSC	-37.78%	-18.53%	-12.97%	N/A	-14.70%
Class C With CDSC (1.00%)	-38.39%	-18.53%	-12.97%	N/A	-14.70%
Class I Without sales charge	-37.04%	-17.71%	N/A	N/A	-12.66%
* April 5, 1999 for Class A; May 1, 2014 for Class C; August 1, 2016 for Class I

The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.59%, 2.09%, and 1.09% for Class A, C, and I, respectively. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 1.50%, 2.00%, and 1.00% for Class A, C, and I, respectively. The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through November 29, 2020 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 1.50%, 2.00%, and 1.00% for Class A, C, and I, respectively. This expense limitation agreement may only be terminated or modified prior to November 29, 2020 with the approval of the Fund’s Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares. The graph comparing the Fund’s performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund’s total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends. The results prior to August 1, 2009 were achieved while the Fund was managed by a different investment adviser. The current investment adviser may produce different investment results than those achieved by the previous investment adviser. The Fund’s performance prior to November 10, 2008 was achieved under the previous investment strategy, which may have produced different results than the current investment strategy.

INTEGRITY SHORT TERM GOVERNMENT FUND

DEAR SHAREHOLDERS:

Enclosed is the report of the operations for the Integrity Short Term Government Fund (the “Fund”) for the two months ended July 31, 2020. The Fund’s portfolio and related financial statements are presented within for your review.

Market Environment

The 2nd quarter of 2020 witnessed an unprecedented global policy response to the economic shock caused by the COVID-19 pandemic. On the monetary policy side, after cutting the Fed Funds rate to the zero lower bound and launching another Quantitative Easing program (QE4) [starting with unlimited purchases of Treasury and Agency Mortgage-backed Securities (“MBS”)], the Federal Reserve (the “Fed”) has since extended the array of programs to buying corporate bonds (both investment grade and high-yield) and local government debt, and making loans to midsize businesses, as it strengthened its effort to “bridge across temporary (economic) interruptions” caused by the pandemic. Relative to the 2008/09 financial crisis led by the housing market, the health crisis was more damaging to economic activity given the shutdowns across the nation. US real GDP collapsed by -31.7% annualized in the second quarter. At the June Federal Open Market Committee (the “FOMC”) meeting, the Fed conveyed that it will be on hold for a long period as Chair Powell commented “the FOMC is not even thinking about thinking about raising rates”. The Fed also noted it would continue its Treasuries and agency residential and commercial mortgage-backed securities purchases. The Fed is looking to buy at least $80bn/month in Treasuries (and $40bn/month in agency MBS) over the coming months. Near the end of the quarter, risk sentiment was dented amid signs that COVID-19 infection rates were rising. In July, the market was also concerned about the upcoming expiration of certain fiscal stimulus provisions. Front loaded unemployment benefits under the CARES act largely replaced US households’ loss of income from layoffs and have supported consumer credit performance, from mortgage to other unsecured personal finances. There were no major surprises at the July month end FOMC meeting. Chair Powell commented on the slowing momentum of economic recovery since June, and emphasized the Fed’s support “until the turmoil from the pandemic and the economic fallout are behind us”.

Portfolio Performance and Positioning

For the two months ended July 31, 2020, the Integrity Short Term Government Fund returned 0.46%* (I Class shares, net of fees) compared to its benchmark, the ICE BofA 1-3 Year U.S. Treasury Index, which returned 0.13%. The Fund’s outperformance was driven mainly by MBS spread tightening and the yield differential between Treasuries and our portfolio of well-structured Agency MBS.

Market Outlook

On the interest rate front, in addition to asset purchases, forward guidance and (potentially) yield curve control should further anchor the short to intermediate part of the yield curve to the effective lower bound. Low interest rate volatility benefits Agency MBS investors given investors are short the prepayment options.

As it relates to MBS, prepayments have generally exceeded expectations over the summer months as efficiency gained in the refinancing processing have more than offset social distancing and limited originator capacity. Primary and secondary spreads remain wide implying potentially even lower mortgage rates in the future. Overall, MBS valuations remain attractive in our view balancing the prepayment risk against the lack of high quality fixed income securities with attractive yields over Treasuries, and the strong technical tailwind due to the Fed’s continued support of the Agency MBS sector.

If you would like more frequent updates, please visit the Fund’s website at www.integrityvikingfunds.com for daily prices along with pertinent Fund information.

Sincerely,

M.D. Sass Investor Services Team

The views expressed are those of M.D. Sass Investor Services, Inc., sub-adviser to the Fund. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

*Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance. The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) for the two months ended July 31, 2020 was 1.33% (annualized) and 1.08% (annualized) for Class A and I, respectively. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) for the two months ended July 31, 2020 was 0.80% and 0.55% for Class A and I, respectively. The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through January 18, 2022 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 0.80% and 0.55% for Class A and I, respectively. This expense limitation agreement may only be terminated or modified prior to January 18, 2022 with the approval of the Fund’s Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund’s investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

INTEGRITY SHORT TERM GOVERNMENT FUND

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment

Average Annual Total Returns for the periods ended July 31, 2020

	1 year	3 year	5 year	10 year	Since Inception*
Class A Without sales charge	N/A	N/A	N/A	N/A	1.64%
Class A With sales charge (2.00%)	N/A	N/A	N/A	N/A	-0.40%
Class I Without sales charge	3.02%	2.60%	1.83%	N/A	1.52%
* January 21, 2020 for Class A; June 30, 2011 for Class I

The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) for the two months ended July 31, 2020 was 1.33% (annualized) and 1.08% (annualized) for Class A and I, respectively. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) for the two months ended July 31, 2020 was 0.80% and 0.55% (annualized) for Class A and I, respectively. The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through January 18, 2022 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 0.80% and 0.55% for Class A and I, respectively. This expense limitation agreement may only be terminated or modified prior to January 18, 2022 with the approval of the Fund’s Board of Trustees.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares. The graph comparing the Fund’s performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund’s total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends.

INTEGRITY DIVIDEND HARVEST FUND

PORTFOLIO MARKET SECTORS July 31, 2020

Consumer Staples	24.8%
Health Care	19.4%
Utilities	13.4%
Communication Services	13.3%
Information Technology	10.2%
Financials	9.9%
Industrials	3.6%
Consumer Discretionary	3.5%
Energy	1.7%
Cash Equivalents and Other	0.2%
100.0%

Market sectors are breakdowns of the Fund’s portfolio holdings into specific investment classes.

These percentages are based on net assets.

SCHEDULE OF INVESTMENTS July 31, 2020

		Fair
	Shares	Value
COMMON STOCKS (99.8%)

Communication Services (13.3%)
AT&T Inc	240,000	$7,099,200
BCE Inc	105,000	4,402,650
Verizon Communications Inc	142,000	8,162,160
		19,664,010
Consumer Discretionary (3.5%)
Genuine Parts Co	15,000	1,352,250
McDonald's Corp	11,000	2,137,080
Target Corp	13,000	1,636,440
		5,125,770
Consumer Staples (24.8%)
Altria Group Inc	173,000	7,118,950
Coca Cola Co/The	140,000	6,613,600
Kimberly Clark Corp	46,000	6,993,840
PepsiCo Inc	26,000	3,579,160
Philip Morris International Inc	67,000	5,146,270
Procter & Gamble Co/The	44,000	5,769,280
Walgreens Boots Alliance Inc	33,000	1,343,430
		36,564,530
Energy (1.7%)
Chevron Corp	12,000	1,007,280
TransCanada Corp	32,000	1,459,200
		2,466,480
Financials (9.9%)
BlackRock Inc	3,500	2,012,535
Citigroup Inc	47,000	2,350,470
CME Group Inc	4,000	664,720
JPMorgan Chase & Co	37,000	3,575,680
Old Republic International Corp	115,000	1,848,050
PNC Financial Services Group Inc/The	21,000	2,240,070
State Street Corp	10,000	637,900
Truist Financial Corp	32,000	1,198,720
		14,528,145
Health Care (19.4%)
AbbVie Inc	75,000	7,118,250
AMGEN INC	5,000	1,223,350
Bristol Myers Squibb Co	60,000	3,519,600
Cardinal Health Inc	30,000	1,638,600
Johnson & Johnson	46,000	6,704,960
Merck & Co Inc	45,000	3,610,800
Pfizer Inc	123,000	4,733,040
		28,548,600
Industrials (3.6%)
3M Co	9,000	1,354,230
Illinois Tool Works Inc	10,000	1,849,900
Lockheed Martin Corp	5,500	2,084,335
		5,288,465
Information Technology (10.2%)
Broadcom Inc	16,600	5,258,050
Cisco Systems Inc	30,000	1,413,000
International Business Machines Corp	55,000	6,761,700
Texas Instruments Inc	12,000	1,530,600
		14,963,350
Utilities (13.4%)
American Electric Power Co Inc	45,000	3,909,600
Consolidated Edison Inc	57,000	4,379,310
Duke Energy Corp	48,000	4,067,520
Exelon Corp	90,000	3,474,900
Southern Co/The	30,000	1,638,300
WEC Energy Group Inc	24,000	2,286,240
		19,755,870

TOTAL COMMON STOCKS (COST: $142,226,471)		$146,905,220

OTHER ASSETS LESS LIABILITIES (0.2%)		$348,763

NET ASSETS (100.0%)		$147,253,983

The accompanying notes are an integral part of these financial statements.

INTEGRITY ENERGIZED DIVIDEND FUND

PORTFOLIO MARKET SECTORS July 31, 2020

Energy	82.0%
Cash Equivalents and Other	7.2%
Materials	5.3%
Industrials	2.9%
Utilities	2.6%
100.0%

Market sectors are breakdowns of the Fund’s portfolio holdings into specific investment classes.

These percentages are based on net assets.

SCHEDULE OF INVESTMENTS July 31, 2020

		Fair
	Shares	Value
COMMON STOCKS (92.8%)

Energy (82.0%)
BP PLC ADR	15,000	$330,600
Chevron Corp	3,600	302,184
ConocoPhillips	4,500	168,255
CVR Energy Inc	3,000	57,600
Enbridge Inc	6,000	192,000
Equinor ADR	12,000	178,920
Exxon Mobil Corp	7,000	294,560
Helmerich & Payne Inc	7,000	124,810
HollyFrontier Corp	5,000	137,500
Kinder Morgan Inc/DE	40,000	564,000
Marathon Petroleum Corp	2,000	76,400
Pembina Pipeline Corp	8,000	194,720
Phillips 66	2,000	124,040
Royal Dutch Shell PLC ADR	3,000	84,900
TOTAL SE ADR	4,400	165,704
TransCanada Corp	4,500	205,200
Valero Energy Corp	2,500	140,575
Williams Cos Inc/The	25,000	478,250
		3,820,218
Industrials (2.9%)
Caterpillar Inc	1,000	132,880
		132,880
Materials (5.3%)
Dow Inc	4,500	184,770
LyondellBasell Industries NV	1,000	62,520
		247,290
Utilities (2.6%)
Dominion Resources Inc/VA	1,500	121,545

TOTAL COMMON STOCKS (COST: $5,777,360)		$4,321,933

OTHER ASSETS LESS LIABILITIES (7.2%)		$338,045

NET ASSETS (100.0%)		$4,659,978

ADR - American Depositary Receipt
PLC - Public Limited Company

The accompanying notes are an integral part of these financial statements.

INTEGRITY GROWTH & INCOME FUND

PORTFOLIO MARKET SECTORS July 31, 2020

Information Technology	26.3%
Health Care	13.5%
Consumer Discretionary	12.1%
Financials	11.7%
Cash Equivalents and Other	11.2%
Industrials	8.7%
Consumer Staples	6.3%
Communication Services	5.4%
Utilities	2.8%
Materials	2.0%
100.0%

Market sectors are breakdowns of the Fund’s portfolio holdings into specific investment classes.

These percentages are based on net assets.

SCHEDULE OF INVESTMENTS July 31, 2020

		Fair
	Shares	Value
COMMON STOCKS (88.8%)

Communication Services (5.4%)
AT&T Inc	40,000	$1,183,200
Verizon Communications Inc	12,000	689,760
Walt Disney Co/The	7,000	818,580
		2,691,540
Consumer Discretionary (12.1%)
Best Buy Co Inc	8,000	796,720
Home Depot Inc/The	3,500	929,215
Lowe's Cos Inc	7,200	1,072,152
Starbucks Corp	17,000	1,301,010
Target Corp	10,000	1,258,800
Yum! Brands Inc	7,600	691,980
		6,049,877
Consumer Staples (6.3%)
Campbell Soup Co	17,000	842,690
Kimberly Clark Corp	6,500	988,260
PepsiCo Inc	9,500	1,307,770
		3,138,720
Financials (11.7%)
Bank of America Corp	20,000	497,600
BlackRock Inc	3,000	1,725,030
JPMorgan Chase & Co	12,000	1,159,680
PNC Financial Services Group Inc/The	6,000	640,020
Prudential Financial Inc	8,000	506,960
S&P Global Inc	3,700	1,295,925
		5,825,215
Health Care (13.5%)
Becton Dickinson and Co	3,000	844,020
*Biogen Inc	2,350	645,522
Bristol Myers Squibb Co	5,000	293,300
*Edwards Lifesciences Corp	9,000	705,690
Pfizer Inc	25,000	962,000
Thermo Fisher Scientific Inc	5,000	2,069,750
UnitedHealth Group Inc	4,000	1,211,120
		6,731,402
Industrials (8.7%)
3M Co	5,500	827,585
Caterpillar Inc	5,500	730,840
Deere & Co	3,800	669,978
FedEx Corp	3,500	589,400
Trane Technologies plc	6,000	671,220
Waste Management Inc	8,000	876,800
		4,365,823
Information Technology (26.3%)
*Advanced Micro Devices Inc	15,000	1,161,450
Apple Inc	5,000	2,125,200
Cisco Systems Inc	15,000	706,500
HP Inc	38,000	668,040
Intel Corp	24,000	1,145,520
International Business Machines Corp	6,000	737,640
Intuit Inc	2,000	612,740
Mastercard Inc	3,000	925,590
NVIDIA Corp	4,000	1,698,360
QUALCOMM Inc	18,800	1,985,468
Visa Inc	7,000	1,332,800
		13,099,308
Materials (2.0%)
Air Products & Chemicals Inc	3,500	1,003,205

Utilities (2.8%)
ALLETE Inc	9,500	563,350
Exelon Corp	21,000	810,810
		1,374,160

TOTAL COMMON STOCKS (COST: $29,935,861)		$44,279,250

OTHER ASSETS AND LIABILITIES (11.2%)		$5,601,235

NET ASSETS (100.0%)		$49,880,485

* Non-income producing

The accompanying notes are an integral part of these financial statements.

INTEGRITY HIGH INCOME FUND

PORTFOLIO MARKET SECTORS July 31, 2020

Consumer Discretionary	25.4%
Communication Services	13.7%
Health Care	11.8%
Industrials	10.8%
Energy	9.1%
Materials	9.0%
Cash Equivalents and Other	6.7%
Information Technology	5.2%
Consumer Staples	3.6%
Financials	2.1%
Real Estate	1.3%
Utilities	1.3%
100.0%

Market sectors are breakdowns of the Fund’s portfolio holdings into specific investment classes.

These percentages are based on net assets.

SCHEDULE OF INVESTMENTS July 31, 2020

	Principal	Fair
	Amount	Value
CORPORATE BONDS (91.4%)

Communication Services (13.7%)
Altice Financing SA - 144A 7.500% 05/15/2026, Callable @ 103.75 5/15/2021	$200,000	$215,050
*AMC Entertainment Holdings Inc - 144A 12.000% 06/15/2026, Callable @ 106 6/15/2023	25,798	9,800
AMC Entertainment Holdings Inc - 144A 10.500% 04/24/2026, Callable @ 105.25 6/15/2022	10,000	8,574
CenturyLink Inc 5.625% 04/01/2025, Callable @ 100 1/1/2025	55,000	58,713
CenturyLink Inc 5.800% 03/15/2022	40,000	41,900
CenturyLink Inc 7.500% 04/01/2024, Callable @ 100 1/1/2024	140,000	158,200
CenturyLink Inc - 144A 4.000% 02/15/2027, Callable @ 102 2/15/2023	55,000	57,444
CenturyLink Inc - 144A 5.125% 12/15/2026, Callable @ 102.563 12/15/2022	80,000	83,751
Cincinnati Bell Inc - 144A 7.000% 07/15/2024, Callable @ 105.25 9/14/2020	70,000	72,428
Cincinnati Bell Inc - 144A 8.000% 10/15/2025, Callable @ 106 10/15/2020	10,000	10,552
Cinemark USA Inc - 144A 8.750% 05/01/2025, Callable @ 104.375 5/1/2022	18,000	18,585
CSC Holdings LLC - 144A 10.875% 10/15/2025	384,000	411,686
Diamond Sports Group LLC / Diamond Sports Finance Co - 144A 5.375% 08/15/2026, Callable @ 102.688 8/15/2022	45,000	34,653
DISH Network Corp 3.375% 08/15/2026	65,000	59,841
Entercom Media Corp - 144A 6.500% 05/01/2027, Callable @ 104.875 5/1/2022	35,000	31,238
(4)Frontier Communications Corp 6.875% 01/15/2025, Callable @ 100 10/15/2024	65,000	20,150
(4)Frontier Communications Corp 11.000% 09/15/2025, Callable @ 100 6/15/2025	150,000	52,500
(4)Frontier Communications Corp - 144A 8.000% 04/01/2027, Callable @ 106 4/1/2022	55,000	56,925
(4)Frontier Communications Corp - 144A 8.500% 04/01/2026, Callable @ 106.375 4/1/2021	45,000	44,325
Gray Escrow Inc - 144A 7.000% 05/15/2027, Callable @ 105.25 5/15/2022	51,000	55,718
iHeartCommunications Inc 6.375% 05/01/2026, Callable @ 103.1875 5/1/2022	10,752	11,316
iHeartCommunications Inc 8.375% 05/01/2027, Callable @ 104.1875 5/1/2022	19,489	19,458
iHeartCommunications Inc - 144A 5.250% 08/15/2027, Callable @ 102.625 8/15/2022	40,000	40,400
(4)Intelsat Jackson Holdings SA 5.500% 08/01/2023, Callable @ 100.917 9/14/2020	146,000	91,432
(4)Intelsat Jackson Holdings SA - 144A 8.000% 02/15/2024, Callable @ 102 9/14/2020	70,000	71,488
(4)Intelsat Jackson Holdings SA - 144A 8.500% 10/15/2024, Callable @ 106.375 10/15/2020	172,000	113,520
(4)Intelsat Jackson Holdings SA - 144A 9.750% 07/15/2025, Callable @ 104.875 7/15/2021	90,000	59,850
*Lamar Media Corp 5.750% 02/01/2026, Callable @ 102.875 2/1/2021	70,000	73,521
Level 3 Financing Inc 5.375% 01/15/2024, Callable @ 101.344 9/14/2020	35,000	35,599
Level 3 Financing Inc 5.375% 05/01/2025, Callable @ 102.6875 9/14/2020	55,000	56,787
Live Nation Entertainment Inc - 144A 4.750% 10/15/2027, Callable @ 103.563 10/15/2022	25,000	23,094
Live Nation Entertainment Inc - 144A 4.875% 11/01/2024, Callable @ 103.656 8/20/2020	50,000	47,250
Live Nation Entertainment Inc - 144A 6.500% 05/15/2027, Callable @ 104.875 5/15/2023	38,000	40,850
Meredith Corp 6.500% 07/01/2025, Callable @ 103.25 7/1/2022	100,000	101,750
Meredith Corp 6.875% 02/01/2026, Callable @ 103.438 2/1/2021	90,000	78,183
National CineMedia LLC - 144A 5.875% 04/15/2028, Callable @ 102.938 4/15/2023	25,000	19,937
Netflix Inc 4.875% 04/15/2028	95,000	110,430
Netflix Inc 5.875% 11/15/2028	56,000	69,160
Netflix Inc - 144A 4.875% 06/15/2030, Callable @ 100 3/15/2030	60,000	70,536
Netflix Inc - 144A 5.375% 11/15/2029	40,000	48,450
Nexstar Escrow Inc - 144A 5.625% 07/15/2027, Callable @ 104.219 7/15/2022	85,000	90,976
Scripps Escrow Inc - 144A 5.875% 07/15/2027, Callable @ 104.406 7/15/2022	20,000	20,100
SFR Group SA - 144A 7.375% 05/01/2026, Callable @ 103.688 5/1/2021	200,000	213,330
Sirius XM Radio Inc - 144A 4.625% 07/15/2024, Callable @ 102.313 7/15/2021	55,000	57,915
Sprint Capital Corp 6.875% 11/15/2028	25,000	32,417
*Sprint Capital Corp 8.750% 03/15/2032	326,000	502,855
Sprint Corp 7.125% 06/15/2024	30,000	34,996
Sprint Corp 7.625% 02/15/2025, Callable @ 100 11/15/2024	315,000	382,590
Sprint Corp 7.625% 03/01/2026, Callable @ 100 11/1/2025	110,000	137,498
Sprint Corp 7.875% 09/15/2023	215,000	249,400
T Mobile USA Inc - 144A 3.875% 04/15/2030, Callable @ 100 1/15/2030	25,000	28,631
T Mobile USA Inc 4.500% 02/01/2026, Callable @ 102.25 2/1/2021	30,000	30,900
T Mobile USA Inc 4.750% 02/01/2028, Callable @ 102.375 2/1/2023	100,000	108,360
T Mobile USA Inc 6.375% 03/01/2025, Callable @ 103.188 8/25/2020	130,000	133,450
T Mobile USA Inc 6.500% 01/15/2026, Callable @ 103.25 1/15/2021	120,000	126,498
TEGNA Inc - 144A 4.875% 09/15/2021, Callable @ 100 9/14/2020	15,000	15,019
Telecom Italia Capital SA 6.000% 09/30/2034	100,000	121,197
Telecom Italia Capital SA 6.375% 11/15/2033	12,000	14,644
TripAdvisor Inc - 144A 7.000% 07/15/2025, Callable @ 103.5 7/15/2022	4,000	4,186
United States Cellular Corp 6.700% 12/15/2033	90,000	112,832
^(4)Windstream Services LLC / Windstream Finance Corp - 144A 9.000% 06/30/2025, Callable @ 104.5 6/30/2021	236,000	11,800
		5,114,638

Consumer Discretionary (24.2%)
Adient US LLC - 144A 7.000% 05/15/2026, Callable @ 103.5 5/15/2022	50,000	53,625
Adient US LLC - 144A 9.000% 04/15/2025, Callable @ 104.5 4/15/2022	24,000	26,670
Allied Universal Holdco LLC / Allied Universal Finance Corp - 144A 6.625% 07/15/2026, Callable @ 103.313 7/15/2022	21,000	22,470
Allison Transmission Inc - 144A 5.875% 06/01/2029, Callable @ 102.9375 6/1/2024	30,000	33,143
Alpine Finance Merger Sub LLC - 144A 6.875% 08/01/2025, Callable @ 103.438 9/14/2020	25,000	25,750
American Axle & Manufacturing Inc 6.250% 03/15/2026, Callable @ 103.125 3/15/2021	100,000	100,788
American Axle & Manufacturing Inc 6.250% 04/01/2025, Callable @ 104.688 9/14/2020	62,000	64,053
American Axle & Manufacturing Inc 6.500% 04/01/2027, Callable @ 103.25 4/1/2022	45,000	46,125
American Axle & Manufacturing Inc 6.875% 07/01/2028, Callable @ 103.438 7/1/2023	25,000	25,500
Aramark Services Inc - 144A 5.000% 02/01/2028, Callable @ 102.5 2/1/2023	75,000	75,469
Boyne USA Inc - 144A 7.250% 05/01/2025, Callable @ 103.625 5/1/2021	65,000	69,469
Carnival Corp - 144A 10.500% 02/01/2026, Callable @ 105.25 8/1/2023	15,000	15,525
Carnival Corp - 144A 11.500% 04/01/2023, Callable @ 100 1/1/2023	26,000	28,275
CBS Radio Inc - 144A 7.250% 11/01/2024, Callable @ 105.438 9/14/2020	40,000	32,900
CCO Holdings LLC / CCO Holdings Capital Corp - 144A 4.250% 02/01/2031, Callable @ 102.125 7/1/2025	108,000	112,700
CCO Holdings LLC / CCO Holdings Capital Corp - 144A 5.000% 02/01/2028, Callable @ 102.5 8/1/2022	17,000	18,020
CCO Holdings LLC / CCO Holdings Capital Corp - 144A 5.125% 05/01/2027, Callable @ 102.563 5/1/2022	415,000	440,289
CCO Holdings LLC / CCO Holdings Capital Corp - 144A 5.375% 05/01/2025, Callable @ 102.68 9/14/2020	15,000	15,469
CCO Holdings LLC / CCO Holdings Capital Corp - 144A 5.500% 05/01/2026, Callable @ 102.75 5/1/2021	202,000	213,676
CCO Holdings LLC / CCO Holdings Capital Corp - 144A 5.750% 02/15/2026, Callable @ 102.875 2/15/2021	250,000	261,875
*CCO Holdings LLC / CCO Holdings Capital Corp - 144A 5.875% 04/01/2024, Callable @ 102.938 8/20/2020	325,000	336,278
CD&R Smokey Buyer Inc - 144A 6.750% 07/15/2025, Callable @ 103.375 7/15/2022	10,000	10,700
Cedar Fair LP 5.250% 07/15/2029, Callable @ 102.625 7/15/2024	10,000	9,447
Cedar Fair LP / Canada's Wonderland Co / Magnum Management Corp / Millennium Op - 144A 5.500% 05/01/2025, Callable @ 102.75 5/1/2022	30,000	30,637
Cinemark USA Inc 4.875% 06/01/2023, Callable @ 100.813 9/14/2020	85,000	72,250
Clarios Global LP - 144A 6.750% 05/15/2025, Callable @ 103.375 5/15/2022	28,000	30,108
Clear Channel Worldwide Holdings Inc - 144A 5.125% 08/15/2027, Callable @ 102.563 8/15/2022	120,000	117,600
Clear Channel Worldwide Holdings Inc - 144A 9.250% 02/15/2024, Callable @ 104.625 2/15/2021	173,000	155,700
Constellation Merger Sub Inc - 144A 8.500% 09/15/2025, Callable @ 104.25 9/15/2020	55,000	45,787
Cooper- 144A Standard Automotive Inc - 5.625% 11/15/2026, Callable @ 102.813 11/15/2021	165,000	90,750
Cooper- 144A Standard Automotive Inc - 13.000% 06/01/2024, Callable @ 106.5 6/1/2022	55,000	58,644
Dana Financing Luxembourg Sarl - 144A 6.500% 06/01/2026, Callable @ 103.25 6/1/2021	137,000	144,193
Dana Inc 5.375% 11/15/2027, Callable @ 102.688 11/15/2022	20,000	21,080
Dana Inc 5.625% 06/15/2028, Callable @ 102.813 6/15/2023	12,000	12,600
Delphi Jersey Holdings PLC - 144A 5.000% 10/01/2025	165,000	182,078
DISH DBS Corp 5.000% 03/15/2023	128,000	133,448
DISH DBS Corp 5.875% 11/15/2024	456,000	475,471
DISH DBS Corp 7.750% 07/01/2026	130,000	146,588
Energizer Gamma Acquisition Inc - 144A 6.375% 07/15/2026, Callable @ 103.188 7/15/2021	5,000	5,325
Expedia Group Inc - 144A 6.250% 05/01/2025, Callable @ 100 2/1/2025	30,000	32,787
Expedia Group Inc - 144A 7.000% 05/01/2025, Callable @ 103.5 5/1/2022	18,000	19,487
Extended Stay America Inc - 144A 4.625% 10/01/2027, Callable @ 102.313 10/1/2022	30,000	28,869
Ford Motor Co 8.500% 04/21/2023	35,000	38,850
Ford Motor Co 9.000% 04/22/2025, Callable @ 100 3/22/2025	35,000	41,234
Ford Motor Co 9.625% 04/22/2030, Callable @ 100 1/22/2030	35,000	46,112
Ford Motor Credit Co LLC 4.271% 01/09/2027, Callable @ 100 11/9/2026	200,000	203,060
Ford Motor Credit Co LLC 4.687% 06/09/2025, Callable @ 100 4/9/2025	200,000	208,720
Gap Inc/The - 144A 8.375% 05/15/2023	45,000	49,500
Gap Inc/The - 144A 8.875% 05/15/2027, Callable @ 104.438 5/15/2023	10,000	11,175
*General Motors Co 4.875% 10/02/2023	135,000	146,926
GLP Capital LP / GLP Financing II Inc 5.250% 06/01/2025, Callable @ 100 3/1/2025	50,000	53,855
GLP Capital LP / GLP Financing II Inc 5.750% 06/01/2028, Callable @ 100 3/3/2028	50,000	56,505
Hanesbrands Inc - 144A 4.875% 05/15/2026, Callable @ 100 2/15/2026	35,000	38,150
Hilton Domestic Operating Co Inc 4.875% 01/15/2030, Callable @ 102.4375 1/15/2025	5,000	5,237
Hilton Domestic Operating Co Inc 5.125% 05/01/2026, Callable @ 102.563 5/1/2021	113,000	116,955
Hilton Domestic Operating Co Inc - 144A 5.375% 05/01/2025, Callable @ 102.688 5/1/2022	12,000	12,546
Hilton Domestic Operating Co Inc - 144A 5.750% 05/01/2028, Callable @ 102.875 5/1/2023	18,000	19,215
Hilton Grand Vacations Borrower LLC/Hilton Grand Vacations Borrower Inc 6.125% 12/01/2024, Callable @ 103.063 12/1/2021	75,000	75,750
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp 4.625% 04/01/2025, Callable @ 102.312 8/31/2020	12,000	12,195
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp 4.875% 04/01/2027, Callable @ 102.437 4/1/2022	13,000	13,504
Hughes Satellite Systems Corp 6.625% 08/01/2026	10,000	11,125
Hyatt Hotels Corp 5.375% 04/23/2025, Callable @ 100 3/23/2025	15,000	16,117
Hyatt Hotels Corp 5.750% 04/23/2030, Callable @ 100 1/23/2030	15,000	17,081
IRB Holding Corp - 144A 7.000% 06/15/2025, Callable @ 103.5 6/15/2022	25,000	27,245
KFC Holding Co/Pizza Hut Holdings LLC/Taco Bell of America LLC - 144A 5.000% 06/01/2024, Callable @ 102.5 9/14/2020	25,000	25,607
L Brands Inc 6.750% 07/01/2036	40,000	38,604
L Brands Inc - 144A 6.875% 07/01/2025, Callable @ 103.438 7/1/2022	7,000	7,539
L Brands Inc - 144A 9.375% 07/01/2025	5,000	5,575
LTF Merger Sub Inc - 144A 8.500% 06/15/2023, Callable @ 100 9/14/2020	40,000	33,200
Macy's Inc 8.375% 06/15/2025, Callable @ 104.188 6/15/2022	49,000	51,177
Marriott International Inc/MD 4.625% 06/15/2030, Callable @ 100 3/15/2030	22,000	23,579
Marriott International Inc/MD 5.750% 05/01/2025, Callable @ 100 4/1/2025	20,000	22,216
Marriott Ownership Resorts Inc 6.500% 09/15/2026, Callable @ 103.25 9/15/2021	86,000	88,150
Marriott Ownership Resorts Inc - 144A 6.125% 09/15/2025, Callable @ 103.063 5/15/2022	42,000	44,806
Mattel Inc - 144A 5.875% 12/15/2027, Callable @ 104.406 12/15/2022	40,000	43,408
Mattel Inc - 144A 6.750% 12/31/2025, Callable @ 105.063 12/31/2020	190,000	203,503
MGM Growth Properties Operating Partnership LP / MGP Finance Co Issuer Inc 4.500% 01/15/2028, Callable @ 100 10/15/2027	10,000	10,175
MGM Growth Properties Operating Partnership LP / MGP Finance Co Issuer Inc 4.500% 09/01/2026, Callable @ 100 6/1/2026	15,000	15,600
MGM Growth Properties Operating Partnership LP / MGP Finance Co Issuer Inc 4.625% 06/15/2025, Callable @ 100 3/15/2025	42,000	44,152
MGM Growth Properties Operating Partnership LP / MGP Finance Co Issuer Inc 5.625% 05/01/2024, Callable @ 100 2/1/2024	30,000	32,550
MGM Resorts International 4.625% 09/01/2026, Callable @ 100 6/1/2026	35,000	33,878
MGM Resorts International 5.750% 06/15/2025, Callable @ 100 3/15/2025	160,000	165,200
*MGM Resorts International 6.000% 03/15/2023	245,000	256,025
(1)(4)Neiman Marcus Group LTD LLC / Neiman Marcus Group LLC / Mariposa Borrower / NMG - 144A 8.000% (6.000%) 04/25/2024, Callable @ 107 6/7/2021	126,126	42,883
^(4)Neiman Marcus Group LTD LLC / Neiman Marcus Group LLC / Mariposa Borrower / NMG - 144A 8.000% 10/25/2024, Callable @ 100 9/14/2020	70,000	3,150
(4)Neiman Marcus Group LTD LLC / Neiman Marcus Group LLC / Mariposa Borrower / NMG - 144A 8.750% 10/25/2024, Callable @ 100 9/14/2020	142,995	9,295
Newell Brands Inc 4.200% 04/01/2026, Callable @ 100 1/1/2026	43,000	46,560
Newell Brands Inc 4.875% 06/01/2025, Callable @ 100 5/1/2025	10,000	10,875
Newell Brands Inc 5.375% 04/01/2036, Callable @ 100 10/1/2035	10,000	11,300
Nexstar Broadcasting Inc - 144A 5.625% 08/01/2024, Callable @ 102.813 8/25/2020	80,000	82,200
Nielsen Finance LLC / Nielsen Finance Co - 144A 5.000% 04/15/2022, Callable @ 100 9/14/2020	65,000	65,286
Nordstrom Inc - 144A 8.750% 05/15/2025, Callable @ 104.375 5/15/2022	25,000	27,380
Panther BF Aggregator 2 LP / Panther Finance Co Inc - 144A 6.250% 05/15/2026, Callable @ 103.125 5/15/2022	82,000	87,750
PetSmart Inc - 144A 5.875% 06/01/2025, Callable @ 102.938 9/14/2020	184,000	188,600
PetSmart Inc - 144A 8.875% 06/01/2025, Callable @ 104.438 8/25/2020	50,000	51,750
Photo Holdings Merger Sub Inc - 144A 8.500% 10/01/2026, Callable @ 104.25 10/1/2022	145,000	134,198
Royal Caribbean Cruises Ltd - 144A 9.125% 06/15/2023, Callable @ 100 3/15/2023	9,000	9,202
Royal Caribbean Cruises Ltd - 144A 10.875% 06/01/2023, Callable @ 100 3/1/2023	26,000	27,407
Royal Caribbean Cruises Ltd - 144A 11.500% 06/01/2025, Callable @ 108.625 6/1/2022	77,000	84,852
Ryman Hospitality Properties Inc - 144A 4.750% 10/15/2027, Callable @ 103.563 10/15/2022	67,000	62,498
Sabre GLBL Inc - 144A 5.250% 11/15/2023, Callable @ 102.625 9/14/2020	80,000	78,500
Sabre GLBL Inc - 144A 5.375% 04/15/2023, Callable @ 101.344 9/14/2020	65,000	63,781
Service Corp International/US 4.625% 12/15/2027, Callable @ 102.313 12/15/2022	40,000	42,500
Service Corp International/US 5.125% 06/01/2029, Callable @ 102.563 6/1/2024	38,000	41,990
Service Corp International/US 5.375% 05/15/2024, Callable @ 101.792 9/10/2020	15,000	15,297
Service Corp International/US 7.500% 04/01/2027	105,000	121,800
Sirius XM Radio Inc - 144A 5.375% 07/15/2026, Callable @ 102.688 7/15/2021	65,000	68,490
Six Flags Entertainment Corp - 144A 4.875% 07/31/2024, Callable @ 102.438 9/14/2020	75,000	71,227
Six Flags Entertainment Corp - 144A 5.500% 04/15/2027, Callable @ 102.75 4/15/2022	30,000	28,350
Six Flags Theme Parks Inc - 144A 7.000% 07/01/2025, Callable @ 103.5 7/1/2022	30,000	32,199
Staples Inc - 144A 7.500% 04/15/2026, Callable @ 103.75 4/15/2022	160,000	140,368
Staples Inc - 144A 10.750% 04/15/2027, Callable @ 105.375 4/15/2022	95,000	60,325
Stars Group Holdings BV / Stars Group US Co- 144A Borrower LLC - 7.000% 07/15/2026, Callable @ 103.5 7/15/2021	29,000	31,305
Station Casinos LLC - 144A 4.500% 02/15/2028, Callable @ 102.25 2/15/2023	115,000	102,925
Tempur Sealy International Inc 5.500% 06/15/2026, Callable @ 102.75 6/15/2021	85,000	89,037
Tempur Sealy International Inc 5.625% 10/15/2023, Callable @ 102.813 9/14/2020	70,000	71,152
Tenneco Inc 5.000% 07/15/2026, Callable @ 102.5 7/15/2021	88,000	58,960
Tenneco Inc 5.375% 12/15/2024, Callable @ 102.688 9/14/2020	35,000	23,282
Vail Resorts Inc - 144A 6.250% 05/15/2025, Callable @ 103.125 5/15/2022	23,000	24,782
VICI Properties LP / VICI Note Co Inc 4.250% 12/01/2026, Callable @ 102.125 12/1/2022	70,000	72,100
VICI Properties LP / VICI Note Co Inc - 144A 3.750% 02/15/2027, Callable @ 101.875 2/15/2023	35,000	35,263
VICI Properties LP / VICI Note Co Inc - 144A 4.125% 08/15/2030, Callable @ 102.063 2/15/2025	20,000	20,240
VICI Properties LP / VICI Note Co Inc - 144A 4.625% 12/01/2029, Callable @ 102.313 12/1/2024	58,000	60,772
Videotron Ltd - 144A 5.375% 06/15/2024, Callable @ 100 3/15/2024	45,000	48,825
Videotron Ltd / Videotron Ltee - 144A 5.125% 04/15/2027, Callable @ 102.563 4/15/2022	70,000	74,025
*Vista Outdoor Inc 5.875% 10/01/2023, Callable @ 102.9375 9/14/2020	135,000	135,000
William Carter Co/The - 144A 5.625% 03/15/2027, Callable @ 102.813 3/15/2022	45,000	47,925
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp - 144A 5.500% 03/01/2025, Callable @ 100 12/1/2024	147,000	138,180
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp - 144A 5.125% 10/01/2029, Callable @ 100 7/1/2029	53,000	50,747
Yum! Brands Inc - 144A 7.750% 04/01/2025, Callable @ 103.875 4/1/2022	20,000	22,450
		9,024,602

Consumer Staples (3.6%)
Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC - 144A 4.625% 01/15/2027, Callable @ 103.469 1/15/2023	110,000	116,325
Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC - 144A 4.875% 02/15/2030, Callable @ 103.656 2/15/2025	35,000	37,905
Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC - 144A 5.875% 02/15/2028, Callable @ 104.406 8/15/2022	20,000	21,900
Albertsons Cos LLC / Safeway Inc / New Albertson's Inc / Albertson's LLC 5.750% 03/15/2025, Callable @ 104.313 9/14/2020	60,000	62,100
Central Garden & Pet Co 5.125% 02/01/2028, Callable @ 102.563 1/1/2023	155,000	163,913
Central Garden & Pet Co 6.125% 11/15/2023, Callable @ 103.063 9/14/2020	50,000	51,438
Coty Inc - 144A 6.500% 04/15/2026, Callable @ 104.875 4/15/2021	40,000	31,205
Dole Food Co Inc 7.250% 06/15/2025, Callable @ 103.625 9/14/2020	19,000	18,715
Edgewell Personal Care Co - 144A 5.500% 06/01/2028, Callable @ 102.75 6/1/2023	35,000	37,887
Energizer Holdings Inc - 144A 4.750% 06/15/2028, Callable @ 102.375 6/15/2023	55,000	58,993
Energizer Holdings Inc - 144A 7.750% 01/15/2027, Callable @ 103.875 1/15/2022	125,000	138,775
^(4)High Ridge Brands Co - 144A 8.875% 03/15/2025, Callable @ 104.438 9/14/2020	60,000	1,800
Lamb Weston Holdings Inc - 144A 4.875% 05/15/2028, Callable @ 100 11/15/2027	23,000	25,846
Lamb Weston Holdings Inc - 144A 4.875% 11/01/2026, Callable @ 102.438 11/1/2021	35,000	36,750
Performance Food Group Inc - 144A 5.500% 10/15/2027, Callable @ 102.75 10/15/2022	60,000	61,950
Performance Food Group Inc - 144A 6.875% 05/01/2025, Callable @ 103.438 5/1/2022	10,000	10,775
Post Holdings Inc - 144A 5.000% 08/15/2026, Callable @ 102.5 8/15/2021	10,000	10,480
Post Holdings Inc - 144A 5.500% 12/15/2029, Callable @ 102.75 12/15/2024	20,000	21,949
Post Holdings Inc - 144A 5.625% 01/15/2028, Callable @ 102.813 12/1/2022	50,000	54,640
Post Holdings Inc - 144A 5.750% 03/01/2027, Callable @ 102.875 3/1/2022	15,000	15,975
Rite Aid Corp - 144A 7.500% 07/01/2025, Callable @ 103.75 7/1/2022	58,000	58,942
Rite Aid Corp - 144A 8.000% 11/15/2026, Callable @ 104 1/15/2023	81,000	83,422
Spectrum Brands Inc 5.750% 07/15/2025, Callable @ 102.875 9/14/2020	120,000	123,600
Spectrum Brands Inc - 144A 5.000% 10/01/2029, Callable @ 102.5 10/1/2024	55,000	56,650
Spectrum Brands Inc - 144A 5.500% 07/15/2030, Callable @ 102.75 7/15/2025	44,000	45,650
		1,347,585

Energy (9.0%)
Antero Midstream Partners LP / Antero Midstream Finance Corp 5.375% 09/15/2024, Callable @ 104.031 8/31/2020	30,000	27,214
Antero Midstream Partners LP / Antero Midstream Finance Corp - 144A 5.750% 01/15/2028, Callable @ 102.875 1/15/2023	60,000	51,156
Antero Resources Corp 5.125% 12/01/2022, Callable @ 100 9/14/2020	85,000	68,000
Antero Resources Corp 5.625% 06/01/2023, Callable @ 101.406 9/14/2020	35,000	25,112
Baytex Energy Corp - 144A 8.750% 04/01/2027, Callable @ 106.5625 4/1/2023	70,000	36,225
Blue Racer Midstream LLC / Blue Racer Finance Corp - 144A 6.125% 11/15/2022, Callable @ 101.531 9/14/2020	145,000	143,992
Blue Racer Midstream LLC / Blue Racer Finance Corp - 144A 6.625% 07/15/2026, Callable @ 104.969 7/15/2021	25,000	21,938
Boardwalk Pipelines LP 5.950% 06/01/2026, Callable @ 100 3/1/2026	40,000	47,055
Buckeye Partners LP 3.950% 12/01/2026, Callable @ 100 9/1/2026	30,000	29,775
Buckeye Partners LP 4.125% 12/01/2027, Callable @ 100 9/1/2027	15,000	14,625
Buckeye Partners LP - 144A 4.125% 03/01/2025, Callable @ 100 2/1/2025	40,000	40,200
Buckeye Partners LP - 144A 4.500% 03/01/2028, Callable @ 100 12/1/2027	40,000	39,800
Carrizo Oil & Gas Inc 6.250% 04/15/2023, Callable @ 101.563 9/14/2020	35,000	11,375
Carrizo Oil & Gas Inc 8.250% 07/15/2025, Callable @ 106.188 9/14/2020	20,000	6,000
Cenovus Energy Inc 5.375% 07/15/2025, Callable @ 100 4/15/2025	49,000	49,008
Cheniere Corpus Christi Holdings LLC 5.125% 06/30/2027, Callable @ 100 1/1/2027	35,000	39,570
Cheniere Energy Partners LP 4.500% 10/01/2029, Callable @ 102.25 10/1/2024	90,000	95,202
^(4)Chesapeake Energy Corp 5.500% 09/15/2026	15,000	608
^(4)Chesapeake Energy Corp - 144A 11.500% 01/01/2025, Callable @ 105.75 1/1/2022	69,000	6,383
Communications Sales & Leasing Inc / CSL Capital LLC - 144A 7.125% 12/15/2024, Callable @ 105.344 9/14/2020	45,000	42,412
Comstock Resources Inc 9.750% 08/15/2026, Callable @ 107.313 8/15/2021	50,000	49,984
Covey Park Energy LLC / Covey Park Finance Corp - 144A 7.500% 05/15/2025, Callable @ 105.625 9/14/2020	88,000	82,720
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp 6.250% 04/01/2023, Callable @ 101.563 8/31/2020	85,000	82,237
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp - 144A 5.625% 05/01/2027, Callable @ 102.813 5/1/2022	35,000	32,725
DCP Midstream Operating LP 5.375% 07/15/2025, Callable @ 100 4/15/2025	20,000	21,060
DCP Midstream Operating LP 5.625% 07/15/2027, Callable @ 100 4/15/2027	30,000	31,125
(4)Denbury Resources Inc - 144A 9.250% 03/31/2022, Callable @ 104.625 9/14/2020	73,000	30,843
Endeavor Energy Resources LP / EER Finance Inc 6.625% 07/15/2025, Callable @ 103.313 7/15/2022	24,000	25,215
EnLink Midstream LLC 5.375% 06/01/2029, Callable @ 100 3/1/2029	16,000	12,787
EnLink Midstream Partners LP 4.150% 06/01/2025, Callable @ 100 3/1/2025	10,000	8,012
EnLink Midstream Partners LP 4.400% 04/01/2024, Callable @ 100 1/1/2024	65,000	55,830
EnLink Midstream Partners LP 4.850% 07/15/2026, Callable @ 100 4/15/2026	25,000	19,378
^(4)EP Energy LLC / Everest Acquisition Finance Inc - 144A 7.750% 05/15/2026, Callable @ 105.813 5/15/2021	185,000	49,488
^(4)EP Energy LLC / Everest Acquisition Finance Inc - 144A 8.000% 02/15/2025, Callable @ 106 9/14/2020	25,000	38
^(4)EP Energy LLC / Everest Acquisition Finance Inc - 144A 8.000% 11/29/2024, Callable @ 106 9/14/2020	40,000	400
^(4)EP Energy LLC / Everest Acquisition Finance Inc - 144A 9.375% 05/01/2024, Callable @ 107.031 9/14/2020	115,000	12
EQM Midstream Partners LP - 144A 6.000% 07/01/2025, Callable @ 100 4/1/2025	25,000	26,517
EQM Midstream Partners LP - 144A 6.500% 07/01/2027, Callable @ 100 1/1/2027	25,000	27,565
EQT Corp 6.125% 02/01/2025, Callable @ 100 1/1/2025	35,000	38,369
GCI Inc 6.875% 04/15/2025, Callable @ 103.438 9/14/2020	40,000	41,450
GCI LLC - 144A 6.625% 06/15/2024, Callable @ 103.313 6/15/2021	30,000	31,581
Genesis Energy LP / Genesis Energy Finance Corp 6.250% 05/15/2026, Callable @ 104.688 2/15/2021	10,000	9,375
Genesis Energy LP / Genesis Energy Finance Corp 7.750% 02/01/2028, Callable @ 105.813 2/1/2023	41,000	39,541
Gulfport Energy Corp 6.000% 10/15/2024, Callable @ 104.5 9/14/2020	35,000	18,327
Gulfport Energy Corp 6.375% 01/15/2026, Callable @ 104.781 1/15/2021	65,000	32,500
Gulfport Energy Corp 6.375% 05/15/2025, Callable @ 104.781 9/14/2020	49,000	23,520
Gulfport Energy Corp 6.625% 05/01/2023, Callable @ 101.656 9/14/2020	10,000	5,917
Hess Infrastructure Partners LP / Hess Infrastructure Partners Finance Corp 5.625% 02/15/2026, Callable @ 104.219 2/15/2021	25,000	25,932
Holly Energy Partners LP / Holly Energy Finance Corp - 144A 5.000% 02/01/2028, Callable @ 103.75 2/1/2023	35,000	34,584
Jagged Peak Energy LLC 5.875% 05/01/2026, Callable @ 102.938 5/1/2021	30,000	30,600
MEG Energy Corp - 144A 6.500% 01/15/2025, Callable @ 104.875 9/14/2020	79,000	77,618
MEG Energy Corp - 144A 7.000% 03/31/2024, Callable @ 102.333 9/14/2020	10,000	9,525
MEG Energy Corp - 144A 7.125% 02/01/2027, Callable @ 103.563 2/1/2023	52,000	46,280
MPLX LP 4.875% 06/01/2025, Callable @ 100 3/1/2025	25,000	28,330
Nabors Industries Inc 5.750% 02/01/2025, Callable @ 100 11/1/2024	60,000	23,700
Nabors Industries Ltd - 144A 7.250% 01/15/2026, Callable @ 105.438 7/15/2022	30,000	18,900
Newfield Exploration Co 5.750% 01/30/2022	35,000	35,526
NGPL PipeCo LLC - 144A 4.375% 08/15/2022, Callable @ 100 5/15/2022	45,000	46,669
NGPL PipeCo LLC - 144A 4.875% 08/15/2027, Callable @ 100 2/15/2027	10,000	11,064
^Oasis Petroleum Inc 2.625% 09/15/2023	20,000	2,300
Oasis Petroleum Inc 6.875% 01/15/2023, Callable @ 100 9/14/2020	83,000	15,977
^Oasis Petroleum Inc - 144A 6.250% 05/01/2026, Callable @ 103.125 5/1/2021	78,000	13,845
Occidental Petroleum Corp 2.700% 08/15/2022	10,000	9,660
Occidental Petroleum Corp 8.000% 07/15/2025, Callable @ 100 4/15/2025	43,000	46,977
Occidental Petroleum Corp 8.500% 07/15/2027, Callable @ 100 1/15/2027	46,000	51,226
Occidental Petroleum Corp 8.875% 07/15/2030, Callable @ 100 1/15/2030	56,000	63,000
Parsley Energy LLC / Parsley Finance Corp - 144A 5.250% 08/15/2025, Callable @ 103.938 9/14/2020	55,000	55,825
Parsley Energy LLC / Parsley Finance Corp - 144A 5.375% 01/15/2025, Callable @ 104.031 9/14/2020	20,000	20,594
PBF Holding Co LLC / PBF Finance Corp - 144A 6.000% 02/15/2028, Callable @ 103 2/15/2023	35,000	28,060
PBF Holding Co LLC / PBF Finance Corp - 144A 9.250% 05/15/2025, Callable @ 104.625 5/15/2022	18,000	20,115
Precision Drilling Corp 6.500% 12/15/2021, Callable @ 100 8/27/2020	1,876	1,782
Precision Drilling Corp 7.750% 12/15/2023, Callable @ 103.875 8/31/2020	45,000	33,750
Precision Drilling Corp - 144A 7.125% 01/15/2026, Callable @ 105.344 11/15/2020	35,000	24,150
Range Resources Corp 4.875% 05/15/2025, Callable @ 100 2/15/2025	80,000	67,000
Sabine Pass Liquefaction LLC 5.875% 06/30/2026, Callable @ 100 12/31/2025	15,000	18,076
SM Energy Co 5.625% 06/01/2025, Callable @ 102.813 9/14/2020	30,000	15,600
SM Energy Co 6.125% 11/15/2022, Callable @ 101.531 9/14/2020	53,000	39,220
SM Energy Co 6.625% 01/15/2027, Callable @ 104.969 1/15/2022	34,000	16,745
Southwestern Energy Co 6.700% 01/23/2025, Callable @ 100 10/23/2024	83,000	76,664
Southwestern Energy Co 7.500% 04/01/2026, Callable @ 105.625 4/1/2021	9,000	8,444
Southwestern Energy Co 7.750% 10/01/2027, Callable @ 103.875 10/1/2022	20,000	18,806
Summit Midstream Holdings LLC / Summit Midstream Finance Corp 5.750% 04/15/2025, Callable @ 104.313 9/14/2020	30,000	14,700
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp - 144A 5.500% 01/15/2028, Callable @ 102.75 1/15/2023	55,000	48,943
Targa Resources Partners LP / Targa Resources Partners Finance Corp 4.250% 11/15/2023, Callable @ 100.708 9/14/2020	10,000	10,075
Targa Resources Partners LP / Targa Resources Partners Finance Corp 5.000% 01/15/2028, Callable @ 102.5 1/15/2023	40,000	40,800
Targa Resources Partners LP / Targa Resources Partners Finance Corp 5.875% 04/15/2026, Callable @ 104.406 4/15/2021	40,000	42,511
Targa Resources Partners LP / Targa Resources Partners Finance Corp 6.500% 07/15/2027, Callable @ 104.875 7/15/2022	108,000	115,560
Targa Resources Partners LP / Targa Resources Partners Finance Corp 6.750% 03/15/2024, Callable @ 103.375 9/14/2020	95,000	97,252
Targa Resources Partners LP / Targa Resources Partners Finance Corp 6.875% 01/15/2029, Callable @ 103.438 1/15/2024	38,000	42,869
Tesoro Logistics LP / Tesoro Logistics Finance Corp 5.250% 01/15/2025, Callable @ 102.625 1/15/2021	25,000	26,047
Tesoro Logistics LP / Tesoro Logistics Finance Corp 6.250% 10/15/2022, Callable @ 101.563 8/31/2020	11,000	11,105
Tesoro Logistics LP / Tesoro Logistics Finance Corp 6.375% 05/01/2024, Callable @ 103.188 8/31/2020	25,000	25,775
Transocean Guardian Ltd - 144A 5.875% 01/15/2024, Callable @ 102.938 7/15/2021	29,640	26,083
Transocean Inc - 144A 7.250% 11/01/2025, Callable @ 103.625 11/1/2021	40,000	19,600
Transocean Inc - 144A 7.500% 01/15/2026, Callable @ 105.625 1/15/2021	40,000	19,600
Transocean Inc - 144A 8.000% 02/01/2027, Callable @ 104 2/1/2023	70,000	34,146
Transocean Pontus Ltd - 144A 6.125% 08/01/2025, Callable @ 104.594 8/1/2021	38,410	35,433
(4)Whiting Petroleum Corp 5.750% 03/15/2021, Callable @ 100 12/15/2020	15,000	2,550
(4)Whiting Petroleum Corp 6.250% 04/01/2023, Callable @ 100 1/1/2023	40,000	7,200
(4)Whiting Petroleum Corp 6.625% 01/15/2026, Callable @ 100 10/15/2025	80,000	13,800
WPX Energy Inc 5.750% 06/01/2026, Callable @ 104.313 6/1/2021	24,000	24,330
WPX Energy Inc 5.875% 06/15/2028, Callable @ 102.938 6/15/2023	21,000	21,512
WPX Energy Inc 8.250% 08/01/2023, Callable @ 100 6/1/2023	38,000	42,560
		3,351,161

Financials (2.1%)
Adient Global Holdings Ltd - 144A 4.875% 08/15/2026, Callable @ 102.438 8/15/2021	240,000	224,100
Ally Financial Inc 5.750% 11/20/2025, Callable @ 100 10/21/2025	90,000	101,622
(2)Citigroup Inc (ICE LIBOR USD 3 Month + 3.905%), Callable @ 100 5/15/2025	10,000	10,675
Diamond 1 Finance Corp / Diamond 2 Finance Corp - 144A 5.450% 06/15/2023, Callable @ 100 4/15/2023	60,000	66,112
Diamond 1 Finance Corp / Diamond 2 Finance Corp - 144A 5.875% 06/15/2021, Callable @ 100 8/31/2020	13,000	13,016
Diamond 1 Finance Corp / Diamond 2 Finance Corp - 144A 6.020% 06/15/2026, Callable @ 100 3/15/2026	75,000	87,943
Financial & Risk US Holdings Inc - 144A 6.250% 05/15/2026, Callable @ 103.125 11/15/2021	30,000	32,437
LPL Holdings Inc - 144A 4.625% 11/15/2027, Callable @ 102.313 11/15/2022	30,000	30,900
Nationstar Mortgage Holdings Inc - 144A 6.000% 01/15/2027, Callable @ 103 1/15/2023	10,000	10,200
Nielsen Co Luxembourg SARL/The - 144A 5.500% 10/01/2021, Callable @ 100 9/14/2020	14,000	14,053
PetSmart Inc - 144A 7.125% 03/15/2023, Callable @ 101.781 9/14/2020	130,000	131,300
Quicken Loans Inc - 144A 5.250% 01/15/2028, Callable @ 102.625 1/15/2023	10,000	10,801
Springleaf Finance Corp 5.375% 11/15/2029, Callable @ 100 5/15/2029	30,000	31,653
Springleaf Finance Corp 6.625% 01/15/2028, Callable @ 100 7/15/2027	24,000	27,503
		792,315

Health Care (11.7%)
Acadia Healthcare Co Inc - 144A 5.500% 07/01/2028, Callable @ 102.75 7/1/2023	32,000	33,720
Avantor Funding Inc - 144A 4.625% 07/15/2028, Callable @ 102.313 7/15/2023	49,000	51,769
Avantor Inc - 144A 6.000% 10/01/2024, Callable @ 104.5 10/1/2020	75,000	78,937
Bausch Health Americas Inc - 144A 9.250% 04/01/2026, Callable @ 104.625 4/1/2022	30,000	33,741
Bausch Health Cos Inc - 144A 5.000% 01/30/2028, Callable @ 102.5 1/30/2023	36,000	36,179
Bausch Health Cos Inc - 144A 5.250% 01/30/2030, Callable @ 102.625 1/30/2025	36,000	36,765
Bausch Health Cos Inc - 144A 7.000% 01/15/2028, Callable @ 103.5 1/15/2023	45,000	48,938
BCPE Cycle Merger Sub II Inc - 144A 10.625% 07/15/2027, Callable @ 105.313 7/15/2022	55,000	58,575
Centene Corp 4.250% 12/15/2027, Callable @ 102.125 12/15/2022	119,000	126,438
Centene Corp 4.625% 12/15/2029, Callable @ 102.313 12/15/2024	133,000	148,330
CHS/Community Health Systems Inc - 144A 8.625% 01/15/2024, Callable @ 104.313 1/15/2021	78,000	80,340
DaVita Inc 5.000% 05/01/2025, Callable @ 102.5 8/21/2020	189,000	194,198
Encompass Health Corp 4.500% 02/01/2028, Callable @ 102.25 2/1/2023	55,000	57,475
Enterprise Merger Sub Inc - 144A 8.750% 10/15/2026, Callable @ 104.375 10/15/2021	135,000	54,000
HCA Inc 3.500% 09/01/2030, Callable @ 100 3/1/2030	95,000	99,846
*HCA Inc 5.375% 02/01/2025	555,000	625,763
HCA Inc 5.375% 09/01/2026, Callable @ 100 3/1/2026	31,000	35,418
HCA Inc 5.625% 09/01/2028, Callable @ 100 3/1/2028	60,000	71,550
HCA Inc 5.875% 02/15/2026, Callable @ 100 8/15/2025	280,000	327,684
HealthSouth Corp 5.750% 09/15/2025, Callable @ 102.875 9/15/2020	55,000	56,923
HealthSouth Corp 5.750% 11/01/2024, Callable @ 100.958 9/14/2020	71,000	71,710
Hill- 144A Rom Holdings Inc - 5.000% 02/15/2025, Callable @ 103.75 9/14/2020	45,000	46,575
Hologic Inc - 144A 4.375% 10/15/2025, Callable @ 102.188 10/15/2020	35,000	35,875
Jaguar Holding Co II / Pharmaceutical Product Development LLC - 144A 4.625% 06/15/2025, Callable @ 102.313 6/15/2022	17,000	17,765
Jaguar Holding Co II / Pharmaceutical Product Development LLC - 144A 5.000% 06/15/2028, Callable @ 102.5 6/15/2023	15,000	15,970
Mallinckrodt International Finance SA / Mallinckrodt CB LLC - 144A 5.500% 04/15/2025, Callable @ 102.75 9/14/2020	45,000	7,875
Mallinckrodt International Finance SA / Mallinckrodt CB LLC - 144A 5.625% 10/15/2023, Callable @ 102.813 9/14/2020	60,000	9,600
Par Pharmaceutical Inc - 144A 7.500% 04/01/2027, Callable @ 105.625 4/1/2022	75,000	79,772
Prestige Brands Inc - 144A 6.375% 03/01/2024, Callable @ 103.188 9/14/2020	55,000	56,925
Radiology Partners Inc - 144A 9.250% 02/01/2028, Callable @ 104.625 2/1/2023	45,000	45,113
Tenet Healthcare Corp 4.625% 06/15/2028, Callable @ 102.313 6/15/2023	18,000	18,931
Tenet Healthcare Corp 4.875% 01/01/2026, Callable @ 102.438 3/1/2022	305,000	319,018
Tenet Healthcare Corp 5.125% 11/01/2027, Callable @ 102.563 11/1/2022	85,000	90,206
*Tenet Healthcare Corp 6.750% 06/15/2023	95,000	100,225
Tenet Healthcare Corp 7.000% 08/01/2025, Callable @ 103.5 9/14/2020	20,000	20,646
Tenet Healthcare Corp - 144A 6.250% 02/01/2027, Callable @ 103.125 2/1/2022	117,000	124,279
Tenet Healthcare Corp - 144A 7.500% 04/01/2025, Callable @ 103.75 4/1/2022	30,000	33,187
Valeant Pharmaceuticals International Inc - 144A 5.500% 11/01/2025, Callable @ 102.75 11/1/2020	75,000	77,828
Valeant Pharmaceuticals International Inc - 144A 5.875% 05/15/2023, Callable @ 100 9/14/2020	5,000	5,000
Valeant Pharmaceuticals International Inc - 144A 6.125% 04/15/2025, Callable @ 103.063 9/14/2020	315,000	325,238
Valeant Pharmaceuticals International Inc - 144A 7.000% 03/15/2024, Callable @ 103.5 9/14/2020	145,000	151,522
Valeant Pharmaceuticals International Inc - 144A 8.500% 01/31/2027, Callable @ 104.25 7/31/2022	99,000	110,138
Valeant Pharmaceuticals International Inc - 144A 9.000% 12/15/2025, Callable @ 104.5 12/15/2021	290,000	320,450
		4,340,437

Industrials (10.8%)
ACCO BRANDS CORP - 144A 5.250% 12/15/2024, Callable @ 103.938 9/14/2020	135,000	138,375
ADT Security Corp/The - 144A 4.875% 07/15/2032	18,000	18,090
Advanced Drainage Systems Inc - 144A 5.000% 09/30/2027, Callable @ 102.5 9/30/2022	20,000	20,600
Allison Transmission Inc - 144A 5.000% 10/01/2024, Callable @ 102.5 8/25/2020	100,000	101,925
American Woodmark Corp - 144A 4.875% 03/15/2026, Callable @ 102.438 3/15/2021	100,000	100,500
Arconic Corp - 144A 6.000% 05/15/2025, Callable @ 103 5/15/2022	48,000	51,750
Arconic Inc 5.125% 10/01/2024, Callable @ 100 7/1/2024	10,000	10,626
Arconic Inc 5.900% 02/01/2027	95,000	105,690
Arconic Rolled Products Corp - 144A 6.125% 02/15/2028, Callable @ 103.063 2/15/2023	30,000	31,912
Ashtead Capital Inc - 144A 4.125% 08/15/2025, Callable @ 103.094 8/31/2020	200,000	206,000
Avis Budget Car Rental LLC / Avis Budget Finance Inc - 144A 5.250% 03/15/2025, Callable @ 102.625 9/14/2020	75,000	70,500
Avis Budget Car Rental LLC / Avis Budget Finance Inc - 144A 5.750% 07/15/2027, Callable @ 102.875 7/15/2022	5,000	4,675
Avis Budget Car Rental LLC / Avis Budget Finance Inc - 144A 6.375% 04/01/2024, Callable @ 103.188 9/14/2020	160,000	152,800
Avis Budget Car Rental LLC / Avis Budget Finance Inc - 144A 10.500% 05/15/2025, Callable @ 107.875 5/15/2022	85,000	98,600
Bombardier Inc - 144A 7.500% 03/15/2025, Callable @ 103.75 9/14/2020	90,000	72,675
Brink's Co/The - 144A 5.500% 07/15/2025, Callable @ 102.75 7/15/2022	40,000	42,500
BWX Technologies Inc - 144A 4.125% 06/30/2028, Callable @ 102.063 6/30/2023	29,000	30,160
BWX Technologies Inc - 144A 5.375% 07/15/2026, Callable @ 102.688 7/15/2021	50,000	52,250
Clean Harbors Inc - 144A 4.875% 07/15/2027, Callable @ 102.438 7/15/2022	20,000	21,202
EnPro Industries Inc 5.750% 10/15/2026, Callable @ 104.313 10/15/2021	41,000	42,435
General Motors Co 6.125% 10/01/2025, Callable @ 100 9/1/2025	30,000	35,066
General Motors Co 6.800% 10/01/2027, Callable @ 100 8/1/2027	30,000	36,531
#GPC Merger Sub Inc - 144A 7.125% 08/15/2028, Callable @ 103.563 8/15/2023	14,000	14,560
Griffon Corp 5.750% 03/01/2028, Callable @ 102.875 3/1/2023	75,000	78,375
Herc Holdings Inc - 144A 5.500% 07/15/2027, Callable @ 102.75 7/15/2022	115,000	121,613
(4)Hertz Corp/The 6.250% 10/15/2022, Callable @ 101.042 9/14/2020	25,000	9,875
(4)Hertz Corp/The - 144A 5.500% 10/15/2024, Callable @ 104.125 8/25/2020	148,000	58,460
(4)Hertz Corp/The - 144A 6.000% 01/15/2028, Callable @ 103 1/15/2023	20,000	7,900
(4)Hertz Corp/The - 144A 7.125% 08/01/2026, Callable @ 103.563 8/1/2022	80,000	31,081
(4)Hertz Corp/The - 144A 7.625% 06/01/2022, Callable @ 101.906 9/14/2020	33,000	29,215
Hexion Inc - 144A 7.875% 07/15/2027, Callable @ 103.938 7/15/2022	65,000	64,513
Hillman Group Inc/The - 144A 6.375% 07/15/2022, Callable @ 100 9/14/2020	120,000	117,600
Howmet Aerospace Inc 6.875% 05/01/2025, Callable @ 100 4/1/2025	20,000	22,713
Jeld-Wen Inc - 144A 4.625% 12/15/2025, Callable @ 102.313 12/15/2020	45,000	45,450
Jeld-Wen Inc - 144A 4.875% 12/15/2027, Callable @ 102.438 12/15/2022	45,000	45,787
Jeld-Wen Inc - 144A 6.250% 05/15/2025, Callable @ 103.124 5/15/2022	25,000	26,750
Manitowoc Foodservice Inc 9.500% 02/15/2024, Callable @ 104.75 9/14/2020	50,000	47,250
Masonite International Corp - 144A 5.375% 02/01/2028, Callable @ 102.688 2/1/2023	50,000	53,250
#MasTec Inc - 144A 4.500% 08/15/2028, Callable @ 102.25 8/15/2023	54,000	56,430
Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd - 144A 6.500% 06/20/2027, Callable @ 103.25 6/30/2023	90,000	93,150
Mueller Water Products Inc - 144A 5.500% 06/15/2026, Callable @ 102.75 6/15/2021	25,000	26,267
PGT Escrow Issuer Inc - 144A 6.750% 08/01/2026, Callable @ 105.063 8/1/2021	45,000	46,800
RBS Global Inc / Rexnord LLC - 144A 4.875% 12/15/2025, Callable @ 102.438 12/15/2020	20,000	20,550
Sensata Technologies BV - 144A 4.875% 10/15/2023	180,000	189,225
Sensata Technologies BV - 144A 5.000% 10/01/2025	2,000	2,160
Spirit AeroSystems Inc - 144A 7.500% 04/15/2025, Callable @ 103.75 4/15/2022	48,000	47,174
SPX FLOW Inc - 144A 5.625% 08/15/2024, Callable @ 102.813 8/15/2020	20,000	20,574
SPX FLOW Inc - 144A 5.875% 08/15/2026, Callable @ 102.938 8/15/2021	45,000	47,138
Standard Industries Inc/NJ - 144A 4.750% 01/15/2028, Callable @ 102.375 1/15/2023	90,000	96,187
Standard Industries Inc/NJ - 144A 5.000% 02/15/2027, Callable @ 102.5 2/15/2022	35,000	37,188
Stevens Holding Co Inc - 144A 6.125% 10/01/2026, Callable @ 101.531 10/1/2023	40,000	42,800
Terex Corp - 144A 5.625% 02/01/2025, Callable @ 104.219 9/4/2020	120,000	121,666
TransDigm Inc - 144A 6.250% 03/15/2026, Callable @ 103.125 3/15/2022	70,000	73,850
TriMas Corp - 144A 4.875% 10/15/2025, Callable @ 102.438 10/15/2020	60,000	61,369
Triumph Group Inc 7.750% 08/15/2025, Callable @ 105.813 9/14/2020	75,000	48,589
Triumph Group Inc - 144A 6.250% 09/15/2024, Callable @ 103.125 9/15/2020	10,000	8,825
United Rentals North America Inc 4.625% 10/15/2025, Callable @ 102.313 10/15/2020	70,000	72,013
United Rentals North America Inc 4.875% 01/15/2028, Callable @ 102.438 1/15/2023	15,000	16,106
United Rentals North America Inc 5.500% 05/15/2027, Callable @ 102.75 5/15/2022	90,000	96,862
United Rentals North America Inc 5.500% 07/15/2025, Callable @ 102.75 8/28/2020	35,000	36,001
United Rentals North America Inc 5.875% 09/15/2026, Callable @ 102.938 9/15/2021	35,000	37,363
United Rentals North America Inc 6.500% 12/15/2026	75,000	83,250
Wabash National Corp - 144A 5.500% 10/01/2025, Callable @ 102.75 10/1/2020	90,000	87,525
WESCO Distribution Inc - 144A 7.125% 06/15/2025, Callable @ 103.563 6/15/2022	60,000	65,843
WESCO Distribution Inc - 144A 7.250% 06/15/2028, Callable @ 103.625 6/15/2023	60,000	65,550
Wolverine Escrow LLC - 144A 9.000% 11/15/2026, Callable @ 106.75 11/15/2022	110,000	79,750
Wolverine Escrow LLC - 144A 13.125% 11/15/2027, Callable @ 109.844 11/15/2022	40,000	26,400
XPO Logistics Inc - 144A 6.125% 09/01/2023, Callable @ 101.531 9/14/2020	20,000	20,394
XPO Logistics Inc - 144A 6.500% 06/15/2022, Callable @ 100 9/14/2020	68,000	68,170
		4,014,423

Information Technology (5.2%)
ACI Worldwide Inc - 144A 5.750% 08/15/2026, Callable @ 104.313 8/15/2021	64,000	66,720
Ascend Learning LLC - 144A 6.875% 08/01/2025, Callable @ 103.438 9/14/2020	42,000	43,050
BY Crown Parent LLC / BY Bond Finance Inc - 144A 4.250% 01/31/2026, Callable @ 102.125 7/31/2022	29,000	30,060
CDK Global Inc - 144A 5.250% 05/15/2029, Callable @ 102.625 5/15/2024	27,000	29,566
CDW LLC / CDW Finance Corp 4.250% 04/01/2028, Callable @ 102.125 10/1/2022	55,000	58,770
CDW LLC / CDW Finance Corp 5.000% 09/01/2025, Callable @ 103.75 9/9/2020	126,000	130,410
Cogent Communications Group Inc - 144A 5.375% 03/01/2022, Callable @ 100 12/1/2021	70,000	72,975
CommScope Finance LLC - 144A 6.000% 03/01/2026, Callable @ 103 3/1/2022	125,000	133,359
CommScope Finance LLC - 144A 8.250% 03/01/2027, Callable @ 104.125 3/1/2022	90,000	97,056
CommScope Technologies Finance LLC - 144A 6.000% 06/15/2025, Callable @ 103 8/25/2020	119,000	121,582
Dell International LLC / EMC Corp 5.850% 07/15/2025, Callable @ 100 6/15/2025	8,000	9,356
Dell International LLC / EMC Corp 6.100% 07/15/2027, Callable @ 100 5/15/2027	15,000	17,732
Dell International LLC / EMC Corp 6.200% 07/15/2030, Callable @ 100 4/15/2030	15,000	18,308
Diebold Nixdorf Inc - 144A 9.375% 07/15/2025, Callable @ 104.688 7/15/2022	8,000	8,462
Entegris Inc - 144A 4.625% 02/10/2026, Callable @ 103.469 11/10/2020	100,000	103,912
Gartner Inc - 144A 4.500% 07/01/2028, Callable @ 102.25 7/1/2023	10,000	10,500
Gartner Inc - 144A 5.125% 04/01/2025, Callable @ 103.844 8/25/2020	105,000	108,548
Magnachip Semiconductor Corp 6.625% 07/15/2021, Callable @ 100 9/14/2020	50,000	49,690
Microchip Technology Inc - 144A 4.250% 09/01/2025, Callable @ 102.125 9/1/2022	22,000	23,127
MTS Systems Corp - 144A 5.750% 08/15/2027, Callable @ 102.875 8/15/2022	25,000	24,336
NCR Corp - 144A 5.750% 09/01/2027, Callable @ 102.875 9/1/2022	80,000	82,600
NCR Corp - 144A 6.125% 09/01/2029, Callable @ 103.063 9/1/2024	75,000	82,159
NCR Corp - 144A 8.125% 04/15/2025, Callable @ 104.063 4/15/2022	24,000	26,633
Nuance Communications Inc 5.625% 12/15/2026, Callable @ 102.813 12/15/2021	20,000	21,325
Plantronics Inc - 144A 5.500% 05/31/2023, Callable @ 101.375 9/14/2020	85,000	80,342
Presidio Holdings Inc - 144A 4.875% 02/01/2027, Callable @ 102.438 2/1/2023	30,000	30,600
Sabine Pass Liquefaction LLC 6.250% 03/15/2022, Callable @ 100 12/15/2021	100,000	106,913
Sabre GLBL Inc - 144A 9.250% 04/15/2025, Callable @ 100 3/16/2025	30,000	33,037
Science Applications International Corp - 144A 4.875% 04/01/2028, Callable @ 102.438 4/1/2023	15,000	15,713
Sinclair Television Group Inc - 144A 5.125% 02/15/2027, Callable @ 102.563 8/15/2021	20,000	19,575
Sinclair Television Group Inc - 144A 5.625% 08/01/2024, Callable @ 101.875 8/31/2020	20,000	20,225
SS&C Technologies Inc - 144A 5.500% 09/30/2027, Callable @ 104.125 3/30/2022	35,000	37,581
Vertical US Newco Inc 5.250% 07/15/2027, Callable @ 102.625 7/15/2023	200,000	212,000
		1,926,222

Materials (8.5%)
Alcoa Nederland Holding BV - 144A 7.000% 09/30/2026, Callable @ 103.5 9/30/2021	200,000	214,000
Allegheny Technologies Inc 5.875% 12/01/2027, Callable @ 102.938 12/1/2022	31,000	29,373
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc - 144A 5.250% 08/15/2027, Callable @ 102.625 8/15/2022	200,000	209,354
Axalta Coating Systems LLC - 144A 4.875% 08/15/2024, Callable @ 102.438 8/25/2020	150,000	153,750
Berry Global Escrow Corp - 144A 4.875% 07/15/2026, Callable @ 102.438 7/15/2022	90,000	95,062
Boise Cascade Co - 144A 4.875% 07/01/2030, Callable @ 102.438 7/1/2025	10,000	10,600
BWAY Holding Co - 144A 5.500% 04/15/2024, Callable @ 102.75 9/14/2020	122,000	124,389
Carpenter Technology Corp 6.375% 07/15/2028, Callable @ 103.188 7/15/2023	30,000	31,512
Chemours Co/The 5.375% 05/15/2027, Callable @ 100 2/15/2027	5,000	4,899
Chemours Co/The 6.625% 05/15/2023, Callable @ 101.656 9/14/2020	80,000	80,000
Chemours Co/The 7.000% 05/15/2025, Callable @ 103.5 9/14/2020	75,000	76,125
Cheniere Corpus Christi Holdings LLC 5.875% 03/31/2025, Callable @ 100 10/2/2024	55,000	62,714
Forterra Finance LLC / FRTA Finance Corp 6.500% 07/15/2025, Callable @ 103.25 7/15/2022	30,000	31,800
Freeport McMoRan Inc 4.125% 03/01/2028, Callable @ 102.063 3/1/2023	66,000	69,382
Freeport McMoRan Inc 4.375% 08/01/2028, Callable @ 102.188 8/1/2023	37,000	39,231
GCP Applied Technologies Inc - 144A 5.500% 04/15/2026, Callable @ 102.75 4/15/2021	140,000	142,800
Greif Inc - 144A 6.500% 03/01/2027, Callable @ 103.25 3/1/2022	65,000	69,063
Huntsman International LLC 5.125% 11/15/2022, Callable @ 100 8/15/2022	100,000	106,450
*INEOS Group Holdings SA - 144A 5.625% 08/01/2024, Callable @ 101.406 9/14/2020	200,000	200,754
LABL Escrow Issuer LLC - 144A 6.750% 07/15/2026, Callable @ 103.375 7/15/2022	120,000	129,600
LABL Escrow Issuer LLC - 144A 10.500% 07/15/2027, Callable @ 105.25 7/15/2022	45,000	49,145
Mauser Packaging Solutions Holding Co - 144A 7.250% 04/15/2025, Callable @ 103.625 9/14/2020	95,000	91,200
NOVA Chemicals Corp - 144A 4.875% 06/01/2024, Callable @ 100 3/3/2024	30,000	29,985
NOVA Chemicals Corp - 144A 5.250% 06/01/2027, Callable @ 100 3/3/2027	70,000	66,238
Novelis Corp - 144A 4.750% 01/30/2030, Callable @ 102.375 1/30/2025	45,000	46,947
Novelis Corp - 144A 5.875% 09/30/2026, Callable @ 102.938 9/30/2021	45,000	48,011
Owens- 144A Brockway Glass Container Inc - 6.625% 05/13/2027, Callable @ 103.313 5/15/2023	48,000	51,960
Rain CII Carbon LLC / CII Carbon Corp - 144A 7.250% 04/01/2025, Callable @ 105.438 9/14/2020	75,000	73,688
+^(4)Reichhold Industries Inc - 144A .000% 05/08/2040	97,425	0
Scotts Miracle Gro Co/The 4.500% 10/15/2029, Callable @ 102.25 10/15/2024	14,000	14,823
Scotts Miracle Gro Co/The 5.250% 12/15/2026, Callable @ 102.625 12/15/2021	135,000	144,450
Starfruit Finco BV / Starfruit US Holdco LLC - 144A 8.000% 10/01/2026, Callable @ 104 10/1/2021	150,000	159,750
#Summit Materials LLC / Summit Materials Finance Corp - 144A 5.250% 01/15/2029, Callable @ 102.625 7/15/2023	19,000	19,713
Trinseo Materials Operating SCA / Trinseo Materials Finance Inc - 144A 5.375% 09/01/2025, Callable @ 102.688 9/14/2020	110,000	108,625
Trivium Packaging Finance BV - 144A 5.500% 08/15/2026, Callable @ 102.75 8/15/2022	200,000	213,060
United States Steel Corp - 144A 12.000% 06/01/2025, Callable @ 106 6/1/2022	35,000	36,393
Valvoline Inc - 144A 4.250% 02/15/2030, Callable @ 102.125 2/15/2025	35,000	36,794
Venator Finance S.a r.l. / Venator Materials Corp - 144A 5.750% 07/15/2025, Callable @ 104.313 9/14/2020	50,000	37,187
Venator Finance Sarl / Venator Materials LLC - 144A 9.500% 07/01/2025, Callable @ 107.125 7/1/2022	40,000	41,200
WR Grace & Co- 144A Conn - 5.625% 10/01/2024	10,000	10,825
		3,160,852

Real Estate (1.3%)
Communications Sales & Leasing Inc / CSL Capital LLC 8.250% 10/15/2023, Callable @ 102.063 9/14/2020	21,000	20,370
Communications Sales & Leasing Inc / CSL Capital LLC - 144A 6.000% 04/15/2023, Callable @ 103 9/14/2020	30,000	30,150
Corrections Corp of America 4.625% 05/01/2023, Callable @ 100 2/1/2023	88,000	85,580
Corrections Corp of America 5.000% 10/15/2022, Callable @ 100 7/15/2022	25,000	24,387
ESH Hospitality Inc - 144A 5.250% 05/01/2025, Callable @ 102.625 9/14/2020	70,000	71,506
GEO Group Inc/The 5.125% 04/01/2023, Callable @ 100.854 9/14/2020	20,000	17,050
GEO Group Inc/The 5.875% 01/15/2022, Callable @ 100 9/14/2020	65,000	61,750
GEO Group Inc/The 5.875% 10/15/2024, Callable @ 102.938 9/14/2020	60,000	47,550
MGM Growth Properties Operating Partnership LP / MGP Finance Co Issuer Inc 5.750% 02/01/2027, Callable @ 100 11/1/2026	37,000	40,053
Outfront Media Capital LLC / Outfront Media Capital Corp - 144A 5.000% 08/15/2027, Callable @ 102.5 8/15/2022	40,000	39,165
RHP Hotel Properties LP / RHP Finance Corp 5.000% 04/15/2023, Callable @ 101.25 9/14/2020	65,000	63,213
		500,774

Utilities (1.3%)
AES Corp/VA 5.500% 04/15/2025, Callable @ 102.75 9/14/2020	75,000	77,250
AES Corp/VA 6.000% 05/15/2026, Callable @ 103 5/15/2021	10,000	10,575
AmeriGas Partners LP / AmeriGas Finance Corp 5.500% 05/20/2025, Callable @ 100 2/20/2025	40,000	43,200
AmeriGas Partners LP / AmeriGas Finance Corp 5.875% 08/20/2026, Callable @ 100 5/20/2026	70,000	77,242
#Calpine Corp - 144A 4.625% 02/01/2029, Callable @ 102.313 2/1/2024	24,000	24,239
#Calpine Corp - 144A 5.000% 02/01/2031, Callable @ 102.5 2/1/2026	30,000	30,746
Calpine Corp - 144A 5.250% 06/01/2026, Callable @ 102.625 6/1/2021	20,000	20,800
NRG Energy Inc 6.625% 01/15/2027, Callable @ 103.313 7/15/2021	35,000	37,275
NRG Energy Inc 7.250% 05/15/2026, Callable @ 103.625 5/15/2021	40,000	43,140
PG&E Corp 5.000% 07/01/2028, Callable @ 102.5 7/1/2023	40,000	41,158
PG&E Corp 5.250% 07/01/2030, Callable @ 102.625 7/1/2025	10,000	10,400
Vistra Operations Co LLC - 144A 5.625% 02/15/2027, Callable @ 102.813 2/15/2022	47,000	50,429
		466,454

TOTAL CORPORATE BONDS (COST: $34,966,793)		$34,039,463

COMMON STOCKS (1.5%)
Communication Services (0.0%)	Shares
(3)iHeartMedia Inc	223	$1,864

Consumer Discretionary (0.9%)
+^(3)Claire's Stores	58	$31,900
(3)Clear Channel Outdoor Holdings Inc	4640	4,253
VICI Properties, Inc	13506	293,215
		329,368

Energy (0.0%)
(3)Battalion Oil Corp	424	$3,659

Health Care (0.1%)
+^International Oncology Care Inc	1,631	$27,287

Industrials (0.0%)
+^(3)Remington Outdoor Co	1,284	$2,568
+^(3)Remington Outdoor Com	125,000	0
		2,568

Material (0.5%)
+^(3)UCI International Holdings	2,633	$59,243
+^(3)Reichhold Cayman	162	140,778
		200,021

TOTAL COMMON STOCK (COST: $639,376)		$564,767

CONVERTIBLE PREFERRED STOCKS (0.3%)
Consumer Discretionary (0.3%)	Shares
+^Claire's Stores Inc 14.000%	39	$68,250
Myt Holding Co - 144A	63,473	56,491
		124,741

TOTAL CONVERTIBLE PREFERRED STOCK (COST: $95,535)		$124,741

WARRANTS (0.0%)
Communication Services (0.0%)	Shares
+^(3)iHeartMedia	1,679	$12,592

Industrials (0.0%)
+^(3)Remington Outdoor Co	1,295	$0

TOTAL WARRANTS (COST: $39,600)		$12,592

TOTAL INVESTMENTS IN SECURITIES (COST: $35,741,304) (93.3%)		$34,741,563
OTHER ASSETS LESS LIABILITIES (6.7%)		$2,484,111

NET ASSETS (100%)		$37,225,674

(1) Interest or dividend is paid-in-kind, when applicable. Rate paid in-kind is shown in parenthesis.

(2) Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of July 31, 2020.

(3) Non-income producing security.
(4) Issue is in default.
+ The level 3 assets were a result of unavailable quoted prices from and active market or the unavailability of other significant observable inputs. See Note 3.
*Indicates all or a portion of bonds are segregated by the custodian to cover when-issued or delayed-delivery purchases when they occur.
^ Deemed by management to be illiquid security. See Note 2. Total fair value of illiquid securities amount to $432,439, representing 1.2% of net assets as of July 31, 2020.
#When-issued purdchase as of July 31, 2020.

144A - Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid under procedures approved by the Fund’s Board of Trustees and may normally be sold to qualified institutional buyers in transactions exempt from registration. Total fair value of Rule 144A Securities amounts to $19,533,151, representing 52.5% of net assets as of July 31, 2020.

PLC - Public Limited Company
LIBOR - London InterBank Offered Rate

The accompanying notes are an integral part of these financial statements.

INTEGRITY MID-NORTH AMERICAN RESOURCES FUND

PORTFOLIO MARKET SECTORS July 31, 2020

Energy	82.4%
Utilities	10.0%
Cash Equivalents and Other	3.8%
Information Technologies	2.2%
Industrials	1.6%
100.0%

Market sectors are breakdowns of the Fund’s portfolio holdings into specific investment classes.

These percentages are based on net assets.

SCHEDULE OF INVESTMENTS July 31, 2020

		Fair
	Shares	Value
COMMON STOCKS (96.2%)

Energy (82.4%)
Archrock Inc	660,000	$4,395,600
Baker Hughes a GE Co	50,000	774,500
BP PLC ADR	30,000	661,200
Cabot Oil & Gas Corp	200,000	3,740,000
Cactus Inc	175,000	3,958,500
*Championx Corp	390,000	3,708,900
*Cheniere Energy Inc	60,000	2,968,800
Chevron Corp	10,000	839,400
Concho Resources Inc	35,000	1,838,900
ConocoPhillips	69,000	2,579,910
Diamondback Energy Inc	20,000	797,200
DMC Global Inc	65,000	1,909,700
*Dril Quip Inc	35,000	1,165,150
EOG Resources Inc	21,000	983,850
EQT Corp	50,000	726,000
Euronav NV	80,000	783,200
Helmerich & Payne Inc	65,000	1,158,950
Hess Corp	40,000	1,968,400
HollyFrontier Corp	100,000	2,750,000
Kinder Morgan Inc/DE	240,000	3,384,000
*Magnolia Oil & Gas Corp	205,000	1,225,900
Marathon Petroleum Corp	10,000	382,000
*Montage Resources Corp	200,000	858,000
Parsley Energy Inc	430,000	4,721,400
Pembina Pipeline Corp	70,000	1,703,800
Phillips 66	70,000	4,341,400
Pioneer Natural Resources Co	15,000	1,453,800
*ProPetro Holding Corp	330,000	1,772,100
Royal Dutch Shell PLC ADR	30,000	849,000
Scorpio Tankers Inc	30,000	396,600
Solaris Oilfield Infrastructure Inc	120,000	871,200
Suncor Energy Inc	60,000	945,600
TechnipFMC	290,000	2,328,700
TransCanada Corp	78,000	3,556,800
Valero Energy Corp	60,000	3,373,800
Williams Cos Inc/The	160,000	3,060,800
		72,933,060
Industrials (1.6%)
Union Pacific Corp	8,000	1,386,800

Information Technologies (2.2%)
*First Solar Inc	15,000	893,250
*SolarEdge Technologies Inc	6,000	1,050,600
		1,943,850
Utilities (10.0%)
Alliant Energy Corp	45,000	2,423,250
Exelon Corp	60,000	2,316,600
*Sunnova Energy International Inc	65,000	1,625,650
WEC Energy Group Inc	19,000	1,809,940
Xcel Energy Inc	10,000	690,400
		8,865,840

TOTAL COMMON STOCKS (COST: $96,150,847)		$85,129,550

OTHER ASSETS AND LIABILITIES (3.8%)		$3,354,043

NET ASSETS (100.0%)		$88,483,593

* Non-income producing
PLC - Public Limited Company
ADR - American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

INTEGRITY SHORT TERM GOVERNMENT FUND

PORTFOLIO MARKET SECTORS July 31, 2020

Mortgage Backed Securities	102.7%
Short-Term Investments	10.5%
U.S. Government Notes/Bonds	1.0%
Cash Equivalents and Other	-14.2%
100.0%

Market sectors are breakdowns of the Fund’s portfolio holdings into specific investment classes.

These percentages are based on net assets.

SCHEDULE OF INVESTMENTS July 31, 2020

	Principal	Fair
	Amount	Value
MORTGAGE BACKED SECURITIES (102.7%)

Fannie Mae Pool (46.3%)
AS9698, 3.500%, 05/01/2032	$465,847	$493,434
47935, 4.853%, (11th District Cost of Funds Index + 1.250%), 05/01/2027 (a)	885	893
252284, 6.500%, 01/01/2029	63,382	72,563
323591, 6.500%, 03/01/2029	14,599	16,322
555326, 5.500%, 04/01/2033	132,859	154,921
555531, 5.500%, 06/01/2033	117,955	137,670
555592, 5.500%, 07/01/2033	32,136	37,560
AL5259, 3.500%, 05/01/2029	217,326	229,509
AL6206, 3.500%, 06/01/2028	302,784	318,146
AL8046, 3.500%, 01/01/2028	566,084	594,508
AL7654, 3.000%, 09/01/2035	243,850	259,076
AL9858, 3.000%, 03/01/2030	237,066	248,955
AL9541, 3.500%, 12/01/2026	143,400	150,512
AS5093, 2.500%, 06/01/2030	584,208	623,852
AS7644, 2.500%, 08/01/2031	561,281	589,858
745751, 5.500%, 09/01/2035	29,994	35,081
748375, 1.961%, (12 Month LIBOR USD + 1.119%), 08/01/2033 (a)	1,443	1,459
BJ0664, 3.000%, 03/01/2033	170,485	181,363
BK5090, 4.500%, 05/01/2048	140,364	150,975
BM1244, 3.500%, 06/01/2032	322,491	340,612
BM1231, 3.500%, 11/01/2031	343,451	362,637
BM3428, 3.500%, 01/01/2033	113,787	120,465
BM4202, 3.500%, 12/01/2029	146,072	154,233
BN6656, 3.500%, 05/01/2034	438,151	459,604
BP8780, 3.000%, 07/01/2050	499,789	531,814
CA1939, 4.000%, 06/01/2028	328,318	350,264
FM1487, 4.000%, 09/01/2039	74,577	80,191
FM2209, 3.500%, 01/01/2035	168,912	178,333
FNCI, 2.000%, 04/25/2035	3,000,000	3,121,389
FNCL, 2.500%, 09/25/2043	1,710,000	1,796,569
888073, 5.500%, 02/01/2035	22,681	26,467
890156, 5.000%, 05/01/2023	2,904	3,050
995865, 4.500%, 07/01/2024	51,953	54,834
MA0949, 3.500%, 01/01/2032	93,872	101,391
MA2709, 2.500%, 08/01/2031	698,402	733,887
MA3067, 3.500%, 07/01/2047	368,003	382,287
MA3071, 4.000%, 07/01/2037	202,427	217,846
MA3101, 4.500%, 08/01/2047	245,428	265,481
MA3689, 4.000%, 05/01/2029	225,427	240,514
MA3986, 3.500%, 04/01/2035	479,928	504,590
MA4045, 2.000%, 06/01/2040	396,861	408,279
MA4076, 3.000%, 07/01/2035	495,752	521,136
MA4054, 2.500%,06/01/2040	396,664	416,838
MA4094, 2.500%, 08/01/2040	400,000	420,344
		16,089,712
Fannie Mae REMICS (0.0%)
2005-62CQ, 4.750%, 07/25/2035	1,901	1,924

Fannie Mae-Aces (2.8%)
2011-M4A2, 3.726%, 06/25/2021	160,366	162,890
2011-M8A2, 2.922%, 08/25/2021	178,300	180,899
2013-M13APT, 2.447%, 09/25/2020 (b)	45,842	45,847
2015-M3X2, 0.407%, 10/25/2024 (b)(c)	11,469,966	231,395
2019-M24XA, 1.2841%, 03/25/2029 (b)(c)	3,998,545	370,681
		991,712
FHLMC-GNMA (0.1%)
G023FC, 0.62163%, (1 Month LIBOR USD + 0.450%), 11/25/2023 (a)	45,220	45,208

Freddie Mac Pool (5.4%)
ZS8598, 3.000%, 02/01/2031	331,000	348,078
ZS8670, 3.500%, 09/01/2032	383,872	404,960
ZS8686, 3.000%, 02/01/2033	272,804	286,364
ZT1348, 3.500%, 10/01/2038	228,951	241,314
SB8042, 3.500%, 04/01/2035	469,449	493,532
RB5012, 3.500%, 10/01/2039	82,025	86,929
		1,861,177
Freddie Mac Gold Pool (14.1%)
G01584, 5.000%, 08/01/2033	56,993	65,286
NB0014, 3.500%, 04/01/2049	426,297	449,652
G30289, 7.000%, 09/01/2025	40,307	41,955
G04913, 5.000%, 03/01/2038	53,026	60,886
G13272, 4.500%, 08/01/2020	4	4
G13390, 6.000%, 01/01/2024	13,537	14,026
G13007, 5.000%, 03/01/2023	18,158	19,086
G13610, 5.500%, 02/01/2024	13,198	13,805
G13692, 5.500%, 02/01/2024	6,970	7,239
G14160, 6.000%, 01/01/2024	651	657
G14350, 4.000%, 12/01/2026	63,110	66,969
G14441, 4.000%, 03/01/2027	149,904	159,265
G14904, 4.500%, 12/01/2021	643	675
G16406, 3.000%, 01/01/2028	159,937	167,844
G16502, 3.500%, 05/01/2033	318,380	335,263
G18524, 3.000%, 09/01/2029	285,514	300,132
G18601, 3.000%, 05/01/2031	380,413	400,169
G18605, 3.000%, 06/01/2031	251,855	264,660
G18596, 3.000%, 04/01/2031	986,369	1,037,752
G18612, 3.000%, 09/01/2031	427,519	450,314
G18655, 3.000%, 08/01/2032	440,607	462,389
C91993, 3.500%, 05/01/2038	440,788	464,250
J12635, 4.000%, 07/01/2025	39,719	42,054
J13273, 3.500%, 10/01/2025	61,673	64,741
H09207, 6.500%, 08/01/2038	16,289	18,200
		4,907,273
Freddie Mac Multifamily Structured Pass Through Certificates (13.2%)
K023X1, 1.229438%, 08/25/2022 (b)(c)	4,353,521	89,182
K030A1, 2.779%, 09/25/2022	254,710	260,556
K714X1, 0.981811%, 10/25/2020 (b)(c)	2,943,546	29
Q001A1, 1.701% 04/25/2021	140,375	140,868
K720X1, 0.520804%, 08/25/2022 (b)(c)	9,039,930	64,798
K057X1, 1.188898%, 07/25/2026 (b)(c)	2,656,412	157,472
K724X1, 0.265971%, 11/25/2023 (b)(c)	4,925,540	37,390
K064X1, 0.605928%, 03/25/2027 (b)(c)	2,795,025	99,377
Q004A2H, 3.001516%, 01/25/2046 (b)	457,943	451,917
KI01A, 0.32225%, (1 Month LIBOR USD + 0.160%), 09/25/2022 (a)	47,487	47,325
Q007APT1, 2.975851%, 10/25/2047 (b)	152,835	158,198
Q009A, 0.51225%, (1 Month LIBOR USD + 0.350%), 04/25/2024 (a)	400,364	399,797
K736X1, 1.311917%, 07/25/2026 (b)(c)	6,478,293	422,197
KJ27A1, 2.092%, 07/25/2024	114,611	118,440
K737X1, 0.638144%, 10/25/2026 (b)(c)	4,336,370	149,353
KJ28A1, 1.766%, 02/25/2025	382,979	396,411
K105X1, 1.64517%, 01/25/2030 (b)(c)	4,019,141	497,067
K1515X1, 1.51326%, 02/25/2035 (b)(c)	2,334,854	378,543
K111X1, 1.68199%, 05/25/2030 (b)(c)	3,080,000	400,699
K1516X1, 1.63124%, 05/25/2035 (b)(c)	1,795,000	300,530
		4,570,149
Freddie Mac REMICS (1.4%)
2344ZD, 6.500%, 08/15/2031	16,365	19,043
3784PD, 4.000%, 01/15/2026	15,833	16,474
4818BD, 3.500%, 03/15/2045	174,378	181,804
4824KQ, 4.000%, 06/15/2046	249,269	260,440
2649WA, 3.500%, 07/15/2023	2,015	2,019
2824EB, 5.000% 07/15/2024	2,593	2,735
		482,515
Freddie Mac Structured Pass Through Certificates (0.7%)
2017-SR01A2, 2.750%, 11/25/2022	250,000	255,929

FRESB Mortgage Trust (5.1%)
2016-SB13A5H, 2.060%, (1 Month LIBOR USD + 0.700%), 01/25/2036 (a)	303,874	304,758
2016-SB16A5H, 2.130%, (1 Month LIBOR USD + 0.700%), 05/25/2036 (a)	329,021	329,643
2015-SB7A5, 2.370%, (1 Month LIBOR USD + 0.700%), 09/25/2035 (a)	438,323	439,260
2015-SB2A5, 2.086%, (1 Month LIBOR USD + 0.700%), 07/25/2035 (a)	183,812	183,949
2015-SB3A5, 0.86225%, (1 Month LIBOR USD + 0.700%), 08/25/2042 (a)	3,935	3,933
2019-SB60A5H, 3.070%, (1 Month LIBOR USD + 0.700%), 01/25/2039 (a)	480,129	504,354
		1,765,897
Ginnie Mae I Pool (1.3%)
741854, 4.000%, 05/15/2025	74,065	78,295
782618, 4.50%, 04/15/2024	137,888	144,271
MA5468, 5.000%, 09/20/2048	217,501	236,192
		458,758
Government National Mortgage Association (11.9%)
2013-7IO, 0.32735%, 05/16/2053 (b)(c)	6,224,052	113,601
2013-1IO, 0.6254%, 02/16/2054 (b)(c)	4,087,056	119,142
2013-15IO, 0.62443%, 08/16/2051 (b)(c)	4,684,350	123,067
2013-17IO, 0.68985%, 06/16/2054 (b)(c)	5,323,727	125,017
2013-40IO, 0.73288%, 06/16/2054 (b)(c)	3,866,346	124,643
2013-55AB, 1.5787%, 12/16/2042	246,861	247,729
2013-105IO, 0.4155%, 06/16/2054 (b)(c)	3,314,308	41,343
2013-107ID, 0.401%, 11/16/2047 (b)(c)	3,739,162	49,163
2013-101A, 0.51424%, 05/16/2035	107,687	107,417
2013-101IO, 0.42549%, 10/16/2054 (b)(c)	4,316,875	83,108
2014-54IO, 0.40224%, 09/16/2055 (b)(c)	4,573,108	106,947
2014-73IO, 0.56512%, 04/16/2056 (b)(c)	4,693,663	122,425
2013-156IO, 0.64949%, 06/16/2055 (b)(c)	4,703,988	118,235
2014-1IO, 0.32401%, 09/16/2055 (b)(c)	5,843,742	109,547
2013-116KM, 3.000%, 09/20/2041	374,444	380,961
2014-120IO, 0.67877%, 04/16/2056 (b)(c)	2,140,054	68,959
2014-138IO, 0.71885%, 04/16/2056 (b)(c)	1,690,334	71,472
2014-155IB, 1.15511%, 08/16/2055 (b)(c)	1,022,257	50,053
2015-130IO, 0.83832%, 07/16/2057 (b)(c)	2,487,862	96,081
2015-97A, 2.400%, 04/16/2043	472,020	480,301
2017-76IO, 0.92759%, 12/16/2056 (b)(c)	4,738,143	280,711
2020-H04IO, 2.5193%, 02/20/2070 (b)(c)	1,084,764	100,558
2018-170IO, 0.71789%, 11/16/2060 (b)(c)	1,254,281	94,456
2020-40IO, 1.20586%, 01/16/2062 (b)(c)	3,282,662	306,331
2020-H11IO, 1.57871%, 06/20/2070 (b)(c)	4,753,568	397,874
2018-137AB, 3.500%, 10/20/2048	190,735	201,621
		4,120,762
Seasoned Credit Risk Transfer Trust Series (0.4%)
2018-3MA, 3.500% 08/25/2057	113,543	123,681

TOTAL MORTGAGE BACKED SECURITIES (Cost: $37,870,870)		$35,674,697

U.S. GOVERNMENT NOTES/BONDS (1.0%)
United States Treasury Inflation Indexed Bonds
0.625%, 04/15/2023	340,633	356,704
TOTAL U.S. GOVERNMENT NOTES/BONDS (Cost $343,005)		$356,704

SHORT-TERM INVESTMENTS (10.5%)
Morgan Stanley Institutional Liquidity Fund, 0.140% (d)	3,654,078	3,654,078
TOTAL SHORT-TERM INVESTMENTS (Cost $3,654,078)		$3,654,078

TOTAL INVESTMENTS (Cost $41,867,953) (114.2%)		$39,685,479

LIABILITIES IN EXCESS OF OTHER ASSETS (-14.2%)		$(4,929,738)

NET ASSETS (100.0%)		$34,755,741

(a) Variable rate security; the rate shown represents the rate at July 31, 2020. Coupon may be fixed for a period of time.
(b) Variable rate security; the rate shown represents the rate at July 31, 2020. The coupon is based on an underlying pool of loans.
(c) Represents an interest-only security that entitles holders to receive only interest payments on underlying mortgages.
(d) Seven day yield as of July 31, 2020.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Assets and Liabilities | July 31, 2020

	Dividend	Energized	Growth
	Harvest	Dividend	& Income
	Fund	Fund	Fund
ASSETS
Investments in securities, at cost	$142,226,471	$5,777,360	$29,935,861

Investments in securities, at value	$146,905,220	$4,321,933	$44,279,250
Cash and cash equivalents	200,836	329,401	5,678,122
Receivable for Fund shares sold	52,793	0	11,190
Accrued dividends receivable	476,215	16,923	71,183
Accrued interest receivable	6	1	50
Receivable from affiliate	68,754	8,112	24,426
Prepaid expenses	30,844	7,840	14,738
Other assets	2,785	0	0
Total assets	$147,737,453	$4,684,210	$50,078,959

LIABILITIES
Payable for Fund shares redeemed	260,660	8,934	110,738
Trustees’ fees payable	9,998	346	2,815
Payable to affiliates	175,818	10,540	71,237
Accrued expenses	36,994	4,412	13,684
Total liabilities	$483,470	$24,232	$198,474

NET ASSETS	$147,253,983	$4,659,978	$49,880,485

NET ASSETS ARE REPRESENTED BY:
Capital stock outstanding, $.001 par value, unlimited shares authorized	$159,563,798	$7,981,824	$35,287,830
Distributable earnings (accumulated losses)	(12,309,815)	(3,321,846)	14,592,655

NET ASSETS	$147,253,983	$4,659,978	$49,880,485

Net Assets - Class A	$80,762,381	$1,828,802	$39,422,260
Net Assets - Class C	$14,193,577	$259,748	$1,091,582
Net Assets - Class I	$52,298,025	$2,571,428	$9,366,643
Shares outstanding - Class A	6,352,424	284,500	649,073
Shares outstanding - Class C	1,125,225	40,514	18,293
Shares outstanding - Class I	4,109,981	399,805	154,051
Net asset value per share - Class A*	$12.71	$6.43	$60.74
Maximum sales charge - Class A	5.00%	5.00%	5.00%
Public offering price per share - Class A	$13.38	$6.77	$63.94
Net asset value per share - Class C*	$12.61	$6.41	$59.67
Net asset value per share - Class I	$12.72	$6.43	$60.80

* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Assets and Liabilities | July 31, 2020

	High	MNA	Short Term
	Income	Resources	Government
	Fund	Fund	Fund
ASSETS
Investments in securities, at cost	$35,741,304	$96,150,847	$41,867,953

Investments in securities, at value	$34,741,563	$85,129,550	$39,685,479
Cash and cash equivalents	2,089,509	3,567,282	12,668
Security sales receivable	78,302	0	0
Receivable for Fund shares sold	9,634	10,198	144,700
Accrued dividends receivable	0	118,291	0
Accrued interest receivable	535,681	32	166,918
Receivable from affiliate	21,492	1,621	17,433
Prepaid expenses	13,201	25,505	18,548
Total assets	$37,489,382	$88,852,479	$40,045,746

LIABILITIES
Payable for securities purchased	$141,000	$0	$5,261,482
Payable for Fund shares redeemed	32,930	172,017	0
Distributions payable	28,386	0	0
Trustees’ fees payable	2,454	6,894	1,128
Payable to affiliates	48,300	133,753	19,964
Accrued expenses	10,638	56,222	7,431
Total liabilities	$263,708	$368,886	$5,290,005

NET ASSETS	$37,225,674	$88,483,593	$34,755,741

NET ASSETS ARE REPRESENTED BY:
Capital stock outstanding, $.001 par value, unlimited shares authorized	$38,950,757	$336,310,809	$41,734,402
Distributable earnings (accumulated losses)	(1,725,083)	(247,827,216)	(6,978,661)

NET ASSETS	$37,225,674	$88,483,593	$34,755,741

Net Assets - Class A	$25,309,421	$69,684,216	$14,566
Net Assets - Class C	$2,753,438	$9,729,883	$ N/A
Net Assets - Class I	$9,162,815	$9,069,494	$34,741,175
Shares outstanding - Class A	3,308,588	26,871,968	1,579
Shares outstanding - Class C	359,148	3,780,019	N/A
Shares outstanding - Class I	1,198,806	3,523,533	3,768,677
Net asset value per share - Class A*	$7.65	$2.59	$9.22
Maximum sales charge - Class A	4.25%	5.00%	2.00%
Public offering price per share - Class A	$7.99	$2.73	$9.41
Net asset value per share - Class C*	$7.67	$2.57	N/A
Net asset value per share - Class I	$7.64	$2.57	$9.22

* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Operations | For the year ended July 31, 2020

	Dividend	Energized	Growth
	Harvest	Dividend	& Income
	Fund	Fund	Fund
INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $64,952, $13,099, and $0, respectively)	$6,734,555	$355,045	$914,591
Interest	5,884	616	5,817
Total investment income	$6,740,439	$355,661	$920,408

EXPENSES
Investment advisory fees	$1,117,051	$41,187	$413,099
Distribution (12b-1) fees - Class A	221,233	6,265	92,540
Distribution (12b-1) fees - Class C	146,133	2,351	0
Transfer agent fees	280,126	21,918	86,391
Administrative service fees	256,646	55,818	105,964
Professional fees	37,557	4,304	12,499
Reports to shareholders	14,158	521	5,863
License, fees, and registrations	53,397	14,616	15,918
Audit fees	28,290	1,029	7,966
Trustees’ fees	16,841	619	4,668
Transfer agent out-of-pockets	30,109	1,949	13,384
Custodian fees	6,219	334	1,587
Legal fees	16,241	596	4,500
Insurance expense	2,787	125	755
Total expenses	$2,226,788	$151,632	$765,134
Less expenses waived or reimbursed (See Note 7)	(816,597)	(101,797)	(258,113)
Total net expenses	$1,410,191	$49,835	$507,021

NET INVESTMENT INCOME (LOSS)	$5,330,248	$305,826	$413,387

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investment transactions	$(8,618,110)	$(1,544,266)	$1,058,855
Net change in unrealized appreciation (depreciation) of investments	(918,982)	(1,172,841)	3,499,036
Net realized and unrealized gain (loss) on investments	$(9,537,092)	$(2,717,107)	$4,557,891

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(4,206,844)	$(2,411,281)	$4,971,278

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Operations | For the year ended July 31, 2020

	High	MNA	Short Term
	Income	Resources	Government
	Fund	Fund	Fund*
INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $0, $96,114, and $0, respectively)	$34,645	$4,684,281	$0
Interest	2,162,290	25,841	130,381
Total investment income	$2,196,935	$4,710,122	$130,381

EXPENSES
Investment advisory fees	$321,550	$659,077	$16,793
Distribution (12b-1) fees - Class A	61,879	534,081	6
Distribution (12b-1) fees - Class C	36,497	117,500	0
Transfer agent fees	57,429	249,301	7,675
Administrative service fees	101,091	232,672	13,788
Professional fees	11,799	41,590	6,218
Reports to shareholders	2,874	37,246	927
License, fees, and registrations	24,882	54,294	8,539
Audit fees	7,169	24,188	3,781
Trustees’ fees	4,278	14,807	484
Transfer agent out-of-pockets	6,303	94,410	480
Custodian fees	4,141	3,428	306
Legal fees	4,123	14,239	602
Insurance expense	707	3,672	488
Total expenses	$644,722	$2,080,505	$60,087
Less expenses waived or reimbursed (See Note 7)	(279,177)	(113,684)	(29,300)
Total net expenses	$365,545	$1,966,821	$30,787

NET INVESTMENT INCOME (LOSS)	$1,831,390	$2,743,301	$99,594

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investment transactions	$171,128	$(74,703,078)	$12,225
Net change in unrealized appreciation (depreciation) of investments	(1,109,288)	11,522,856	51,121
Net realized and unrealized gain (loss) on investments	$(938,160)	$(63,180,222)	$63,346

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$893,230	$(60,436,921)	$162,940

* For the period June 1, 2020 to July 31, 2020.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statement of Operations | For the year ended May 31, 2020

Short Term
Government
Fund
INVESTMENT INCOME
Interest Income	$766,088
Total investment income	$766,088

EXPENSES
Investment advisory fees	$52,151
Distribution (12b-1) fees - Class A	11
Transfer agent fees	18,006
Administrative service fees	62,223
Professional fees	4,031
Chief Compliance Officer fees	7,503
Reports to shareholders	3,428
License, fees, and registrations	14,750
Audit fees	18,880
Trustees’ fees	2,837
Transfer agent out-of-pockets	6,427
Custodian fees	6,260
Legal fees	9,382
Insurance expense	1,369
Tax expense	2,067
Total expenses	$209,325
Less expenses waived or reimbursed (See Note 7)	(113,704)
Total net expenses	$95,621

NET INVESTMENT INCOME (LOSS)	$670,467

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investment transactions	$9,066
Net change in unrealized appreciation (depreciation) of investments	(116,565)
Net realized and unrealized gain (loss) on investments	$(107,499)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$562,968

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets | For the year ended July 31, 2020

	Dividend	Energized	Growth
	Harvest	Dividend	& Income
	Fund	Fund	Fund
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$5,330,248	$305,826	$413,387
Net realized gain (loss) from investment transactions	(8,618,110)	(1,544,266)	1,058,855
Net change in unrealized appreciation (depreciation) of investments	(918,982)	(1,172,841)	3,499,036
Net increase (decrease) in net assets resulting from operations	$(4,206,844)	$(2,411,281)	$4,971,278

DISTRIBUTIONS TO SHAREHOLDERS
Distributions - Class A	$(6,907,504)	$(132,821)	$(3,330,642)
Distributions - Class C	(1,072,262)	(10,545)	(58,407)
Distributions - Class I	(3,419,008)	(159,933)	(220,775)
Return of Capital - Class A	(114,082)	0	0
Return of Capital - Class C	(16,832)	0	0
Return of Capital - Class I	(56,106)	0	0
Total distributions	$(11,585,794)	$(303,299)	$(3,609,824)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class A	$12,892,646	$633,399	$2,972,880
Proceeds from sale of shares - Class C	4,696,377	102,914	836,320
Proceeds from sale of shares - Class I	24,759,800	2,691,519	8,708,175
Proceeds from fund acquisition - Class A*	132,677	0	0
Proceeds from fund acquisition - Class I*	23,328,248	0	0
Proceeds from reinvested dividends - Class A	6,443,515	123,514	3,179,912
Proceeds from reinvested dividends - Class C	1,029,385	10,545	58,178
Proceeds from reinvested dividends - Class I	2,911,540	124,398	159,527
Cost of shares redeemed - Class A	(22,092,505)	(878,827)	(5,032,673)
Cost of shares redeemed - Class C	(3,593,992)	(92,374)	(70,516)
Cost of shares redeemed - Class I	(23,493,952)	(1,069,925)	(1,548,657)
Net increase (decrease) in net assets resulting from capital share transactions	$27,013,739	$1,645,163	$9,263,146

TOTAL INCREASE (DECREASE) IN NET ASSETS	$11,221,101	$(1,069,417)	$10,624,600
NET ASSETS, BEGINNING OF PERIOD	136,032,882	5,729,395	39,255,885
NET ASSETS, END OF PERIOD	$147,253,983	$4,659,978	$49,880,485

* Refer to Note 3 for information on fund acquisition.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets | For the year ended July 31, 2020

	High	MNA	Short Term
	Income	Resources	Government
	Fund	Fund	Fund*
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$1,831,390	$2,743,301	$99,594
Net realized gain (loss) from investment transactions	171,128	(74,703,078)	12,225
Net change in unrealized appreciation (depreciation) of investments	(1,109,288)	11,522,856	51,121
Net increase (decrease) in net assets resulting from operations	$893,230	$(60,436,921)	$162,940

DISTRIBUTIONS TO SHAREHOLDERS
Distributions - Class A	$(1,202,647)	$(3,125,824)	$(44)
Distributions - Class C	(149,397)	(238,035)	0
Distributions - Class I	(481,117)	(500,426)	(121,870)
Total distributions	$(1,833,161)	$(3,864,285)	$(121,914)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class A	$3,000,960	$3,731,174	$0
Proceeds from sale of shares - Class C	501,788	2,722,788	0
Proceeds from sale of shares - Class I	6,055,163	4,182,793	16,582,914
Proceeds from reinvested dividends - Class A	992,286	2,968,237	14
Proceeds from reinvested dividends - Class C	114,235	225,031	0
Proceeds from reinvested dividends - Class I	388,147	417,972	65,319
Cost of shares redeemed - Class A	(2,978,216)	(43,162,691)	0
Cost of shares redeemed - Class C	(2,013,622)	(5,033,341)	0
Cost of shares redeemed - Class I	(5,951,183)	(10,066,047)	(2,986,023)
Net increase (decrease) in net assets resulting from capital share transactions	$109,558	$(44,014,084)	$13,662,224

TOTAL INCREASE (DECREASE) IN NET ASSETS	$(830,373)	$(108,315,290)	$13,703,250
NET ASSETS, BEGINNING OF PERIOD	38,056,047	196,798,883	21,052,491
NET ASSETS, END OF PERIOD	$37,225,674	$88,483,593	$34,755,741

* For the period June 1, 2020 to July 31, 2020.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets | For the year ended July 31, 2019

	Dividend	Energized	Growth
	Harvest	Dividend	& Income
	Fund	Fund	Fund
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$4,062,843	$283,936	$407,454
Net realized gain (loss) from investment transactions	7,078,224	(192,636)	2,526,203
Net change in unrealized appreciation (depreciation) of investments	(221,884)	(784,435)	1,451,218
Net increase (decrease) in net assets resulting from operations	$10,919,183	$(693,135)	$4,384,875

DISTRIBUTIONS TO SHAREHOLDERS
Distributions - Class A	$(8,035,053)	$(277,465)	$(1,974,252)
Distributions - Class C	(1,104,589)	(28,413)	(13,303)
Distributions - Class I	(2,354,447)	(258,089)	(74,168)
Return of capital - Class A	0	(21,183)	0
Return of capital - Class C	0	(2,388)	0
Return of capital - Class I	0	(17,914)	0
Total distributions	$(11,494,089)	$(605,452)	$(2,061,723)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class A	$15,545,073	$1,323,406	$2,802,407
Proceeds from sale of shares - Class C	2,237,437	93,781	131,951
Proceeds from sale of shares - Class I	19,223,866	1,479,319	1,098,199
Proceeds from reinvested dividends - Class A	7,564,375	272,907	1,890,178
Proceeds from reinvested dividends - Class C	1,034,497	30,801	13,167
Proceeds from reinvested dividends - Class I	1,764,417	258,022	48,421
Cost of shares redeemed - Class A	(26,454,352)	(1,187,454)	(4,367,719)
Cost of shares redeemed - Class C	(3,548,537)	(128,806)	(109,598)
Cost of shares redeemed - Class I	(11,677,405)	(2,430,693)	(457,983)
Net increase (decrease) in net assets resulting from capital share transactions	$5,689,371	$(288,717)	$1,049,023

TOTAL INCREASE (DECREASE) IN NET ASSETS	$5,114,465	$(1,587,304)	$3,372,175
NET ASSETS, BEGINNING OF PERIOD	130,918,417	7,316,699	35,883,710
NET ASSETS, END OF PERIOD	$136,032,882	$5,729,395	$39,255,885

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets | For the year ended July 31, 2019

	High	MNA
	Income	Resources
	Fund	Fund
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$1,643,540	$2,022,093
Net realized gain (loss) from investment transactions	(23,445)	(33,124,781)
Net change in unrealized appreciation (depreciation) of investments	460,317	(46,710,280)
Net increase (decrease) in net assets resulting from operations	$2,080,412	$(77,812,968)

DISTRIBUTIONS TO SHAREHOLDERS
Distributions - Class A	$(1,214,775)	$(998,223)
Distributions - Class C	(184,685)	0
Distributions - Class I	(244,091)	(343,060)
Total distributions	$(1,643,551)	$(1,341,283)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class A	$4,456,809	$6,277,586
Proceeds from sale of shares - Class C	604,418	681,858
Proceeds from sale of shares - Class I	8,262,991	8,178,124
Proceeds from reinvested dividends - Class A	1,001,031	950,217
Proceeds from reinvested dividends - Class C	152,584	0
Proceeds from reinvested dividends - Class I	165,637	298,412
Cost of shares redeemed - Class A	(5,160,756)	(68,972,345)
Cost of shares redeemed - Class C	(1,287,186)	(8,154,217)
Cost of shares redeemed - Class I	(2,197,115)	(22,755,480)
Net increase (decrease) in net assets resulting from capital share transactions	$5,998,413	$(83,495,845)

TOTAL INCREASE (DECREASE) IN NET ASSETS	$6,435,274	$(162,650,096)
NET ASSETS, BEGINNING OF PERIOD	31,620,773	359,448,979
NET ASSETS, END OF PERIOD	$38,056,047	$196,798,883

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Short Term
	Government
	Fund
	Year Ended	Year Ended
	May 31, 2020	May 31, 2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$670,467	$606,470
Net realized gain (loss) from investment transactions	9,066	5,547
Net change in unrealized appreciation (depreciation) of investments	(116,565)	(123,497)
Net increase (decrease) in net assets resulting from operations	$562,968	$488,520

DISTRIBUTIONS TO SHAREHOLDERS
Distributions - Class A*	$(217)	$0
Distributions - Class I	(718,637)	(646,655)
Total distributions	$(718,854)	$(646,655)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class A*	$14,520	$0
Proceeds from sale of shares - Class I	8,448,253	403,802
Proceeds from reinvested dividends - Class A*	42	0
Proceeds from reinvested dividends - Class I	657,568	581,346
Cost of shares redeemed - Class A*	0	0
Cost of shares redeemed - Class I	(5,329,648)	(6,838,074)
Net increase (decrease) in net assets resulting from capital share transactions	$3,790,735	$(5,852,926)

TOTAL INCREASE (DECREASE) IN NET ASSETS	$3,634,849	$(6,011,061)
NET ASSETS, BEGINNING OF YEAR	17,417,642	23,428,703
NET ASSETS, END OF YEAR	$21,052,491	$17,417,642

* Class A operations commenced on January 21, 2020.

NOTES TO FINANCIAL STATEMENTS

NOTE 1: Organization

The Integrity Funds (the “Trust”) was organized as a Delaware statutory trust on October 31, 1997 and commenced operations on October 31, 1997. The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company, consisting of six series (the “Funds”).

Integrity Dividend Harvest Fund (the “Dividend Harvest Fund”), a diversified fund, seeks high current income with long term appreciation as a secondary objective. Integrity Energized Dividend Fund (the “Energized Dividend Fund”), a non-diversified fund, seeks long-term appreciation while providing high current income. Integrity Growth & Income Fund (the “Growth & Income Fund”), a diversified fund, seeks to provide long-term growth of capital with dividend income as a secondary objective. Integrity High Income Fund (the “High Income Fund”), a diversified fund, seeks a high level of current income with capital appreciation as a secondary objective. Integrity Mid-North American Resources Fund (the “MNA Resources Fund”), a diversified fund, seeks to provide long-term growth through capital appreciation. Integrity Short Term Government Fund (the “S-T Gov Fund”), a diversified fund, seeks to achieve a high and stable rate of total return, when and as opportunities are available in the context of preserving capital in adverse markets.

On July 11, 2019, the Trust for Professional Managers Board of Trustees approved the reorganization of M.D. Sass Equity Income Plus Fund (“M.D. Sass Equity Fund”) into the Dividend Harvest Fund and the M.D. Sass Short Term Government Agency Fund (the “M.D. Sass S-T Gov Fund”) into the S-T Gov Fund. The reorganization was also approved by each Fund’s shareholders at a special meeting held on November 15, 2019.

The acquisition of M.D. Sass Equity Fund was accomplished by a tax-free exchange of 9,056 shares of Dividend Harvest Fund Class A (valued at $132,667) for 11,552 shares of M.D. Sass Equity Fund Investor Class, and 1,590,201 shares of Dividend Harvest Fund Class I (valued at $23,328,248) for 2,028,807 shares of M.D. Sass Equity Fund Institutional Class outstanding on January 17, 2020. M.D. Sass Equity Fund’s net assets on that date of $23,460,915 ($132,667 Investor Class and $23,328,248 Institutional Class), including $1,680,047 of unrealized appreciation, were combined with those of Dividend Harvest Fund. The aggregate net assets of Dividend Harvest Fund Class A, Class C, and Class I and M.D. Sass Equity Fund Investor Class and Institutional Class before the acquisition were $97,963,208, $17,028,796, $39,415,971, $132,667, and $23,328,248, respectively, including total value of investments which includes unrealized appreciation of $12,507,734 and $1,680,047 for M.D. Sass Equity Fund and $153,980,390 and $13,479,720 for Dividend Harvest Fund. The Dividend Harvest Fund elected to maintain the tax cost basis of the investments acquired in the acquisition to align reporting of realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Expenses related to the merger were incurred by the Adviser. Total net assets of Dividend Harvest Fund immediately after the merger was $177,868,890. Assuming the merger had been completed on August 1, 2019 (the beginning of the annual reporting period for Dividend Harvest Fund), the Fund’s pro-forma results of operations for the year ended July 31, 2020 were as follows:

Net Investment Income	$5,550,259
Net Realized Losses and Unrealized Depreciation on Investments	($7,257,845)
Net Decrease in Net Assets	($1,707,586)

Effective at the close of business on January 17, 2020, the S-T Gov Fund acquired all of the assets and liabilities of the corresponding M.D. Sass S-T Gov Fund in a tax-free exchange for shares of beneficial interest of S-T Gov Fund. As a result of the reorganization, the S-T Gov Fund is the accounting successor of M.D. Sass S-T Gov Fund. The reorganization was accomplished by a tax-free exchange of shares of M.D. Sass S-T Gov Fund's shares, value at M.D. Sass S-T Gov Fund's net assets for the exact same shares and value of Integrity S-T Gov Fund's shares. For financial reporting purposes, assets received and shares issued by the S-T Gov Fund were recorded at fair value; however, the cost basis of the investments received from M.D. Sass S-T Gov Fund was carried forward to align ongoing reporting of S-T Gov Fund realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the reorganization, the Shares outstanding, net assets, Accumulated undistributed net realized gain (loss) on investments, Accumulated undistributed net investment income (loss) and Unrealized appreciation (depreciation) on investments were 1,671,762, $15,485,203, ($4,757,194), $46,989, and ($2,233,164).

Each Fund in the Trust, except for S-T Gov Fund, currently offers Class A, C, and I shares. S-T Gov Fund offers Class A and I shares. The Class A shares of Dividend Harvest Fund, Energized Dividend Fund, Growth & Income Fund, High Income Fund, MNA Resources Fund and S-T Gov Fund are sold with an initial sales charge of 5.00%, 5.00%, 5.00%, 4.25%, 5.00% and 2.00%, respectively, and a distribution fee of up to 0.25% on an annual basis. Class C shares are sold without a sales charge and are subject to a distribution fee of up to 1.00% on an annual basis. Class I shares are sold without a sales charge or distribution fee. The three classes of shares (two classes for S-T Gov Fund) represent interest in each Fund’s same portfolio of investments, have the same rights, and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

Each Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic, 946 Financial Services – Investment Companies.

NOTE 2: Summary of Significant Accounting Policies

Investment security valuation—The Funds value their investments at fair value. Securities for which market quotations are available are valued as follows: (a) Listed securities are valued at the closing price obtained from the respective primary exchange on which the security is listed or, if there were no sales on that day, at its last reported current bid price; (b) Unlisted securities are valued at the last current bid price obtained from the National Association of Securities Dealers’ Automated Quotation System. The Funds’ administrative services agent, Integrity Fund Services, LLC (“Integrity Fund Services” or “IFS”) obtains all of these prices from services that collect and disseminate such market prices. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as: institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. In the absence of an ascertainable market value, assets are valued at their fair value as determined by IFS using methods and procedures reviewed and approved by the Board of Trustees. Refer to Note 3 for further disclosures related to the inputs used to value the Funds’ investments. Shares of a registered investment company, including money market funds, that are not traded on an exchange are valued at the investment company’s net asset value per share.

When-issued securities—The Funds may purchase securities on a when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The values of the securities purchased on a when-issued basis are identified as such in each Fund’s Schedule of Investments. With respect to purchase commitments, the Fund identifies securities as segregated in its custodial records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities, if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Contingent deferred sales charge—Class A shares of $1 million or more may be subject to a 1.00% contingent deferred sales charge (“CDSC”) if redeemed within 24 months of purchase (excluding shares purchased with reinvested dividends and/or distributions). Investments in Class C shares (in any amount) may be subject to a 1.00% CDSC if redeemed within 12 months of purchase.

Federal and state income taxes—Each Fund is a separate taxpayer for federal income tax purposes. Each Fund’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gain on investments to its shareholders; therefore, no provision for income taxes is required.

As of July 31, 2020, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year/period ended July 31, 2020, the Funds did not incur any interest or penalties.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years, which include the current and prior three tax years, are open for examination by taxing authorities. Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Premiums and discounts—Premiums and discounts on debt securities are accreted and amortized into interest income using the effective yield method over the lives of the respective securities.

Cash and cash equivalents—The Funds consider investments in an FDIC insured interest bearing savings account to be cash. The Fund maintains balances, which, at times, may exceed federally insured limits. The Fund maintains these balances with a high quality financial institution.

Security transactions, investment income, expenses and distributions—Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recognized on the ex-dividend date. Gains and losses on principal payments of mortgage-backed securities (paydown gains and losses) are included as an adjustment to interest income in the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable countries’ tax rules and regulations. Dividend Harvest Fund, Energized Dividend Fund and S-T Gov Fund will declare and pay dividends from net investment income monthly. MNA Resources Fund will declare and pay dividends from net investment income quarterly. Growth & Income Fund will declare and pay dividends from net investment income at least annually. The High Income Fund declares dividends from net investment income daily and pays such dividends monthly. Dividends are reinvested in additional shares of the Funds at net asset value or paid in cash. Capital gains, when available, are distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with accounting principles generally accepted in the United States of America (“GAAP”). These differences are primarily due to differing treatments for capital loss carryforwards and losses due to wash sales. In addition, other amounts have been reclassified within the composition of net assets to more appropriately conform financial accounting to tax basis treatment.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary book and tax basis differences will reverse in a subsequent period. As of July 31, 2020, distributable earnings was decreased by $6,933,726 and paid in capital was increased by $6,933,726, for the Dividend Harvest Fund due to the acquisition referenced in Note 1.

Use of estimates—The financial statements have been prepared in accordance with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase (decrease) from operations during the reporting period. Actual results could differ from those estimates.

Common expenses—Common expenses of the Trust are allocated among the Funds within the Trust based on relative net assets of each Fund or the nature of the services performed and the relative applicability to each Fund.

Multiple class allocations—The High Income Fund simultaneously uses the settled shares method to allocate income and fund-wide expenses and uses the relative net assets method to allocate gains and losses. Dividend Harvest Fund, Energized Dividend Fund, Growth & Income Fund, MNA Resources Fund and S-T Gov Fund use the relative net assets method to allocate income, fund-wide expenses, gains and losses. Class-specific expenses, distribution fees, and any other items that are specifically attributable to a particular class are charged directly to such class.

Illiquid securities—A security may be considered to be illiquid if it has a limited trading market. Securities are generally considered to be liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Funds. These securities are valued at fair value as described above. Each Fund intends to hold no more than 15% of its net assets in illiquid securities. Of the illiquid securities listed on the Schedules of Investments, the following securities are considered to be restricted as of July 31, 2020:

High Income Fund	Shares/Principal	Dates Acquired	Cost Basis	Fair Value
International Oncology Care Inc.	1,631	2/22/18	66,476	27,287
UCI International - Common Stock	2,633	6/8/17	119,389	59,243

NOTE 3: Fair Value Measurements

Various inputs are used in determining the value of the Funds' investments. These inputs are summarized in three broad levels: Level 1 inputs are based on quoted prices in active markets for identical securities. Level 2 inputs are based on significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 inputs are based on significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments). The following is a summary of the inputs used to value the Funds’ investments as of July 31, 2020:

Dividend Harvest Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$146,905,220	$0	$0	$146,905,220
Total	$146,905,220	$0	$0	$146,905,220

Energized Dividend Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$4,321,933	$0	$0	$4,321,933
Total	$4,321,933	$0	$0	$4,321,933

Growth & Income Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$44,729,250	$0	$0	$44,729,250
Total	$44,729,250	$0	$0	$44,729,250

High Income Fund	Level 1	Level 2	Level 3	Total
Corporate Bonds	$0	$34,039,463	$0	$34,039,463
Common Stock	302,991	0	261,776	564,767
Convertible Preferred Stock	0	56,491	68,250	124,741
Warrants	0	0	12,592	12,592
Total	$302,991	$34,095,954	$342,618	$34,741,563

MNA Resources Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$85,129,550	$0	$0	85,129,550
Total	$85,129,550	$0	$0	$85,129,550

S-T Gov Fund	Level 1	Level 2	Level 3	Total
Mortgage Backed Securities	$0	$35,674,697	$0	$35,674,697
U.S. Government Notes/Bonds	0	356,704	0	356,704
Short-Term Investments	3,654,078	0	0	3,654,078

Total	$3,654,078	$36,031,401	$0	$39,685,479

Please refer to the Schedules of Investments for sector classification.

A reconciliation of Level 3 investments, including certain disclosures related to significant inputs used in valuing Level 3 investments, are presented when a Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets.

The changes of the fair value of investments during the year ended July 31, 2020, for which the Funds have used Level 3 inputs to determine the fair value are as follow:

	Balance as			Realized	Change in unrealized	Balance as
High Income Fund	of 7/31/19	Purchases	Sales	gain/loss	appreciation/depreciation	of 7/31/20
Common Stock	$232,606	$0	($2,402)	($64,074)	$95,646	$261,776
Convertible Preferred Stock	$101,272	$0	($47,022)	$0	$14,000	$68,250
Warrants	$26,025	$0	$0	$0	($13,433)	$12,592

					Impact to
					Valuation
	Fair Value		Unobservable	Range/	From Input
Asset Class	at 7/31/20	Valuation Technique	Inputs	Input	Increases
Common Stock	$140,778	Market Comparable Companies	EBITDA Multiple	7.5x	Increase
	$27,287	Market Comparable Companies	EBITDA Multiple	6.25x	Increase
	$59,243	Market Comparable Transaction	Transaction Price	$22.50	Increase
	$2,568	Market Comparable Transaction	Broker Quote	$2.00	Increase
	$31,900	Market Comparable Transaction	Broker Quote	$550.00	Increase
	$261,776
Convertible Preferred Stock	$68,250	Market Comparable Transaction	Broker Quote	$1,750.00	Increase
Warrants	$12,592	Market Comparable Transaction	Broker Quote	$7.50	Increase

Unobservable inputs used in the fair value measurement of the Funds’ investments are listed above. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. Significant increases (decreases) in working capital may increase (decrease) the fair value measurement.

NOTE 4: Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the year ended July 31, 2020, were as follows:

	Dividend	Energized	Growth &	High	MNA	Short Term
	Harvest	Dividend	Income	Income	Resources	Government
	Fund	Fund	Fund	Fund	Fund	Fund
Purchases	$85,910,534	$3,995,720	$6,304,384	$14,229,467	$100,263,191	$20,343,686
Sales	$75,028,103	$2,538,812	$4,385,998	$12,257,481	$142,584,263	$4,777,397

NOTE 5: Capital Share Transactions

Transactions in capital shares were as follows:

Year Ended 7/31/20:	Dividend	Energized	Growth &	High	MNA	S-T
	Harvest	Dividend	Income	Income	Resources	Gov
Class A	Fund	Fund	Fund	Fund	Fund	Fund*
Shares sold	1,019,072	74,111	52,513	394,699	1,277,683	0
Shares issued from fund acquisition	9,056	0	0	0	0	0
Shares issued from reinvestments	462,287	14,480	52,866	131,654	928,156	2
Shares redeemed	(1,655,318)	(98,674)	(85,386)	(398,663)	(12,379,276)	0
Net increase (decrease)	(164,903)	(10,083)	19,993	127,690	(10,173,437)	2

Class C
Shares sold	356,351	19,095	14,517	64,870	1,040,911	0
Shares issued from reinvestments	74,111	1,318	982	15,080	74,995	0
Shares redeemed	(282,419)	(9,307)	(1,416)	(276,993)	(1,466,402)	0
Net increase (decrease)	148,043	11,106	14,083	(197,043)	(350,496)	0

Class I
Shares sold	1,904,533	316,265	153,533	794,874	1,400,447	1,802,311
Shares issued from fund acquisition	1,590,201	0	0	0	0	0
Shares issued from reinvestments	211,155	14,964	2,653	51,426	129,347	7,100
Shares redeemed	(1,785,029)	(148,136)	(28,033)	(810,282)	(2,906,335)	(324,240)
Net increase (decrease)	1,920,860	183,093	128,153	36,018	(1,376,541)	1,485,171

Year Ended 7/31/19:	Dividend	Energized	Growth &	High	MNA	S-T
	Harvest	Dividend	Income	Income	Resources	Gov
Class A	Fund	Fund	Fund	Fund	Fund	Fund**
Shares sold	1,130,076	117,896	51,836	584,923	1,401,241	1,573
Shares issued from reinvestments	581,758	26,967	38,765	131,527	254,068	4
Shares redeemed	(1,889,047)	(106,746)	(78,806)	(680,562)	(15,087,323)	0
Net increase (decrease)	(177,213)	38,117	11,795	35,888	(13,432,014)	1,577

Class C
Shares sold	162,865	8,408	2,467	78,227	162,320
Shares issued from reinvestments	80,552	3,081	272	20,011	0
Shares redeemed	(256,673)	(11,763)	(1,985)	(168,763)	(1,797,839)
Net increase (decrease)	(13,256)	(274)	754	(70,525)	(1,635,519)

Class I
Shares sold	1,375,479	123,881	19,844	1,075,811	1,814,121	913,879
Shares issued from reinvestments	135,523	25,200	994	21,666	80,218	71,068
Shares redeemed	(834,981)	(217,250)	(8,012)	(288,457)	(4,979,800)	(574,340)
Net increase (decrease)	676,021	(68,169)	12,826	809,020	(3,085,461)	410,607

Short Term Government Fund

Class A	Year Ended 5/31/20	Year Ended 5/31/19
Shares sold	1,573	0

Shares issued from reinvestments	4	0
Shares redeemed	0	0
Net increase (decrease)	1,577	0

Class I
Shares sold	913,879	43.403

Shares issued from reinvestments	71,068	62,710
Shares redeemed	(574,340)	(736,789)
Net increase (decrease)	410,607	(630,676)

NOTE 6: Income Tax Information

At July 31, 2020, the unrealized appreciation (depreciation) based on the cost of investments for federal income tax purposes was as follows:

	Dividend	Energized	Growth &	High	MNA	S-T
	Harvest	Dividend	Income	Income	Resources	Gov
	Fund	Fund	Fund	Fund	Fund	Fund
Investments at cost	$142,271,356	$5,792,111	$29,935,861	$35,744,996	$98,702,698	$41,867,953
Unrealized appreciation	$10,313,316	$57,695	$15,255,462	$1,971,908	$1,230,857	$686,219
Unrealized depreciation	(5,679,451)	(1,527,873)	(912,073)	(2,975,341)	(14,804,005)	(2,868,693)
Net unrealized appreciation*	$4,633,865	$(1,470,178)	$14,343,389	$(1,003,433)	$(13,573,148)	$(2,182,474)
*	Differences between financial reporting-basis and tax-basis unrealized appreciation/ (depreciation) are due to tax deferral of losses on wash sales.

The tax character of distributions paid was as follows:

	Dividend	Energized	Growth &	High	MNA	S-T
	Harvest	Dividend	Income	Income	Resources	Gov
Year ended 7/31/20:	Fund	Fund	Fund	Fund	Fund	Fund*
Ordinary Income	$6,011,695	$303,299	$563,342	$1,833,161	$3,864,284	$121,915
Return of Capital	187,020	0	0	0	0	0
Capital Gain	5,387,079	0	3,046,482	0	0	0
	$11,585,794	$303,299	$3,609,824	$1,833,161	$3,864,284	$121,915

Period ended 7/31/19:
Ordinary Income	$4,813,575	$465,611	$334,469	$1,643,551	$1,341,283
Capital Gain	6,680,514	98,356	1,727,254	0	0
Return of Capital	0	41,485	0	0	0
	$11,494,089	$605,452	$2,061,723	$1,643,551	$1,341,283
*	For the period June 1, 2020 to July 31, 2020

The tax character of distributions paid by S-T Gov Fund for the years ended May 31, 2020 and May 31, 2019 was ordinary income in the amounts of $718,854 and $645,655, respectively.

As of July 31, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Dividend	Energized	Growth &	High	MNA	S-T
	Harvest	Dividend	Income	Income	Resources	Gov
	Fund	Fund	Fund	Fund	Fund	Fund
Undistributed ordinary income	$0	$2,527	$241,438	$26,615	$18,583	$14,086
Distributions Payable				(28,386)
Undistributed capital gain	0	0	7,828	0	0	0

Capital loss carryforward	(6,735,932)	(1,854,195)	0	(719,879)	(234,272,651)	(4,810,273)
Post-October losses deferred ^	(10,207,748)	0	0	0	0	0
Unrealized appreciation/(depreciation)*	4,633,865	(1,470,178)	14,343,389	(1,003,433)	(13,573,148)	(2,182,474)
Total accumulated earnings/(deficit)	$(12,309,815)	$(3,321,846)	$14,592,655	$(1,725,083)	$(247,827,216)	$(6,978,661)
*	Differences between financial reporting-basis and tax-basis unrealized appreciation/ (depreciation) are due to tax deferral of losses on wash sales.
^

Funds can elect to defer incurred capital losses that occur after October 31 within the fiscal year. Such losses are deemed to arise on the first business day of the following fiscal year for tax purposes.

The Funds’ capital loss carryforward amounts as of July 31, 2020 are as follows:

	Dividend	Energized	Growth &	High	MNA	S-T
	Harvest	Dividend	Income	Income	Resources	Gov
	Fund*	Fund	Fund	Fund	Fund	Fund
Non-expiring S-T losses	$6,735,932	$560,163	$0	$0	$122,116,402	$3,968,406
Non-expiring L-T losses	0	1,294,032	0	719,879	112,156,249	841,867
Total	$6,735,932	$1,854,195	$0	$719,879	$234,272,651	$4,810,273

Capital loss carryforward utilized	$0	$0	$0	$172,692	$0	$0
*	Dividend Harvest Fund’s ability to use the capital loss carryforward of MD Sass Equity Fund may be limited by loss limitation rules under federal tax law.

NOTE 7: Investment Advisory Fees and Other Transactions with Affiliates

Viking Fund Management (“VFM”), the Funds’ investment adviser; Integrity Funds Distributor, LLC (“Integrity Funds Distributor” or “IFD”), the Funds’ underwriter and distributor; and Integrity Fund Services, the Funds’ transfer, accounting, and administrative services agent; are subsidiaries of Corridor Investors, LLC (“Corridor Investors” or “Corridor”), the Funds’ sponsor. For Integrity High Income Fund, JPMIM is the sub-adviser. For S-T Gov Fund, M.D. Sass Investor Services, Inc. is the sub-adviser. A Trustee of the Funds is also a Governor of Corridor.

VFM provides investment advisory and management services to the Funds. For S-T Gov Fund, VFM began providing investment advisory and services effective January 18, 2020. The Investment Advisory Agreement (the “Advisory Agreement”) provides for fees to be computed at an annual rate of each Fund’s average daily net assets. VFM has also contractually agreed to waive its management fee and to reimburse expenses that are not covered by the management fee, other than extraordinary or non-recurring expenses, taxes, brokerage fees, commissions and acquired fund fees and expenses, so that the net annual operating expenses do not exceed a certain rate. After November 29, 2020, the expense limitations may be terminated or revised for Dividend Harvest Fund, Energized Dividend Fund, Growth and Income Fund, High Income Fund, and MNA Resources Fund. After January 18, 2022, the expense limitations may be terminated or revised for the S-T Gov Fund. Expense limitations as of July 31, 2020, are stated below.

		Contractual Waiver %
	Advisory Fee %	Class A	Class C	Class I
Dividend Harvest Fund	0.75%	0.95%	1.70%	0.70%
Energized Dividend Fund	0.75%	1.05%	1.80%	0.80%
Growth & Income Fund*	1.00%	1.24%	1.99%	0.99%
High Income Fund*	0.85%	0.99%	1.74%	0.74%
MNA Resources Fund	0.50%	1.50%	2.00%	1.00%
S-T Gov Fund	0.30%	0.80%	N/A	0.55%
*

For the period August 1, 2019 to November 28, 2019, the contractual waiver for Growth & Income Fund was 1.25%, 2.00%, and 1.00% for Class A, Class C, and Class I shares, respectively. For the period August 1, 2019 to November 28, 2019, the contractual waiver for High Income Fund was 0.89%, 1.64%, and 0.64% for Class A, Class C, and Class I shares, respectively.

VFM and affiliated service providers may also voluntarily waive fees or reimburse expenses not required under the advisory or other contracts from time to time. For Energized Dividend Fund, VFM voluntarily agreed to waive fees to maintain expenses at .75%, 1.50%, and .50% of daily average net assets for Class A, Class C and Class I shares, respectively, for the period August 1, 2019 to September 30, 2019. Accordingly, after voluntary and contractual fee waivers and reimbursements, the Energized Dividend Fund’s actual total expenses for Class A, C, and I were 0.99%, 1.74%, and 0.74%, respectively, of average daily net assets for the year ended July 31, 2020. VFM and the affiliated service providers have agreed to voluntarily waive the affiliated service provider’s fees before voluntarily or contractually waiving VFM’s management fee. An expense limitation lowers expense ratios and increases returns to investors. Certain Officers of the Funds are also Officers and Governors of VFM.

	Year Ended 7/31/20			Payable 7/31/20
	Advisory	Waived	Reimb.	Advisory	Waived	Reimb.
Dividend Harvest Fund	$1,117,051	$816,597	$0	$92,933	$68,754	$0
Energized Dividend Fund	$41,187	$41,187	$60,610	$3,014	$3,014	$5,098
Growth & Income Fund	$413,099	$258,113	$0	$41,314	$24,426	$0
High Income Fund	$321,550	$279,177	$0	$26,171	$21,492	$0
MNA Resources Fund	$659,077	$113,684	$0	$37,249	$1,621	$0
S-T Gov Fund*	$16,793	$16,793	$12,507	$8,906	$8,906	$8,527
*	For the period June 1, 2020 to July 31, 2020.

Amounts incurred during the period from January 18, 2020 to May 31, 2020 for the S-T Gov Fund are reflected as Investment advisory fees and expenses waived or reimbursed on the Statement of Operations for the year ended May 31, 2020 and the table below.

Year Ended 5/31/20
Advisory	Waived	Reimb.
$19,979	$19,979	$11,568

There are no recoupment provisions in place for waived/reimbursed fees, except for S-T Gov Fund. For S-T Gov Fund, VFM is entitled to recoup such amounts waived or reimbursed for a period of up to three years from the date on which VFM waived fees or reimbursed expenses for the Fund. The Fund will make repayments to the VFM only if such repayment does not cause the annual Fund operating expenses (after the repayment is taken into account) to exceed both (1) the expense limitation in place when such amounts were waived and (2) the Fund’s current expense limitation. $31,547 and $29,300 are subject to potential recovery by VFM but will expire during 2023.

Prior to January 18, 2020, M.D. Sass Investors Services, Inc. and M.D. Sass, LLC (“M.D. Sass”) provided investment management services to S-T Gov Fund. Pursuant to the terms Advisory Agreement, the S-T Gov Fund compensated M.D. Sass for their management services at the annual rate of 0.30% of the Fund’s average daily net assets. M.D. Sass contractually agreed to waive their management fee and/or reimburse the Fund’s other expenses at least through September 28, 2020 (which terminated on January 18, 2020) to the extent necessary to ensure that the S-T Gov Fund’s operating expenses (excluding any front end or contingent deferred load, Rule 12b-1 plan fees, shareholder servicing plan fees, taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends or interest expense on short positions, acquired fund fees and expenses or extraordinary expenses) do not exceed the expense limitation cap of 0.55% of average daily net assets for Class I shares. Amounts incurred during the period June 1, 2019 through January 17, 2020 are reflected as Investment advisory fees and expenses waived or reimbursed on the Statement of Operations for the year ended May 31, 2020 and the table below.

Year Ended 5/31/20
Advisory	Waived	Reimb.
$32,172	$32,172	$49,985

As a result of the January 17, 2020 reorganization, amounts waived by or reimbursed by M.D. Sass prior to January 18, 2020 are not eligible for repayment.

IFD serves as the principal underwriter and distributor for the Funds and receives sales charges deducted from Fund share sales proceeds and CDSC from applicable Fund share redemptions. For S-T Gov Fund, IFD began serving as the principal underwriter and distributor effective January 18, 2020. Also, the Funds have adopted a distribution plan for each class of shares as allowed by Rule 12b-1 of the 1940 Act. Distribution plans permit the Funds to reimburse its principal underwriter for costs related to selling shares of the Funds and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Funds, are paid by shareholders through expenses called “Distribution Plan expenses.” The Funds currently pay an annual distribution fee and/or service fee of up to 0.25% (0.50% for MNA Resources Fund) for Class A and 1.00% for Class C of the average daily net assets. Class I shares do not have a 12b-1 plan in place. Certain Officers of the Funds are also Officers and Governors of IFD.

	Year Ended 7/31/20			Payable 7/31/20
	Sales Charges	CDSC	Distribution Fees	Distribution Fees
Dividend Harvest Fund - A	$345,133	$0	$221,233	$17,028
Dividend Harvest Fund - C	$0	$1,020	$146,133	$11,948
Energized Dividend Fund - A	$16,920	$0	$6,265	$387
Energized Dividend Fund - C	$0	$0	$2,351	$224
Growth & Income Fund - A	$34,818	$2,400	$92,540	$8,091
Growth & Income Fund - C	$0	$30	$0	$0
High Income Fund - A	$57,389	$0	$61,879	$5,242
High Income Fund - C	$0	$363	$36,497	$2,383
MNA Resources Fund - A	$99,595	$3,061	$534,081	$29,506
MNA Resources Fund - C	$0	$236	$117,500	$7,928
S-T Gov Fund – A*	$0	$0	$6	$3
*				For the period June 1, 2020 to July 31, 2020.

Prior to January 18, 2020, Quasar Distributors, LLC was the distributor and principal underwriter of S-T Gov Fund. Quasar Distributors, LLC is an affiliate of U.S. Bancorp Fund Services, LLC (“U.S. Bancorp”) and U.S. Bank, N.A.

IFS acts as the transfer agent for High Income Fund and S-T Gov Fund (effective January 18, 2020 for S-T Gov Fund) at a monthly variable fee equal to 0.12% on the first $0 to $200 million and at a lower rate in excess of $200 million of the Fund’s average daily net assets on an annual basis and an additional fee of $500 per month for each additional share class plus reimbursement of out-of-pocket expenses and sub-transfer agent out-of-pocket expenses. IFS acts as the transfer agent for Dividend Harvest Fund, Energized Dividend Fund, Growth & Income Fund, and MNA Resources Fund at a monthly variable fee equal to 0.18% on the first $0 to $200 million, 0.15% on the next $200 to $700 million and at a lower rate in excess of $700 million of the Funds’ average daily net assets on an annual basis and an additional fee of $500 per month for each additional share class plus reimbursement of out-of-pocket expenses and sub-transfer agent out-of-pocket expenses. Sub-transfer agent out-of-pocket expenses are included in the transfer agent fees below and in the transfer agent out-of-pocket balance on the Statements of Operations.

Amounts incurred during the period from January 18, 2020 to May 31, 2020 for S-T Gov Fund are reflected as Transfer agent fees and Transfer agent out-of-pockets on the Statement of Operations for the year ended May 31, 2020. Prior to January 18, 2020, U.S. Bancorp served as the transfer agent for S-T Gov Fund. Amounts incurred during the period June 1, 2019 through January 17, 2020 are Transfer agent fees and Transfer agent out-of-pockets on the Statement of Operations for the year ended May 31, 2020. Fees incurred for the year ended May 31, 2020 are $13,733.

IFS also acts as the Funds’ administrative services agent for a monthly fee equal to the sum of a fixed fee of $2,000 and a variable fee equal to 0.14% on the first $0 to $200 million, 0.13% on the next $200 to $700 million and at a lower rate in excess of $700 million of the Funds’ average daily net assets on an annual basis and an additional fee of $1,000 per month for each additional share class plus reimbursement of out-of-pocket expenses. Effective January 18, 2020, IFS began serving as the administrative services agent for S-T Gov Fund. Certain Officers of the Funds are also Officers and Governors of IFS.

	Year Ended 7/31/20		Payable 7/31/20
	Transfer	Admin.	Transfer	Admin.
	Agency Fees	Service Fees	Agency Fees	Service Fees
Dividend Harvest Fund	$310,235	$256,646	$32,485	$21,424
Energized Dividend Fund	$23,867	$55,818	$2,276	$4,639
Growth & Income Fund	$99,775	$105,964	$11,972	$9,860
High Income Fund	$63,732	$101,091	$6,117	$8,387
MNA Resources Fund	$343,711	$232,672	$44,564	$14,506
S-T Gov Fund*	$8,155	$13,788	$3,850	$7,205
*	For the period ended June 1, 2020 to July 31, 2020.

For the S-T Gov Fund, amounts incurred during the period from January 18, 2020 to May 31, 2020 are included in Administrative service fees on the Statement of Operations for the year ended May 31, 2020. Fees incurred for the year ended May 31, 2020, and owed as of May 31, 2020 are $22,577 and 5,493, respectively.

Prior to January 18, 2020, U.S. Bancorp served the administrative services agent for the S-T Gov Fund. Amounts incurred during the period June 1, 2019 through January 17, 2020 are reflected as Administrative service fees on the Statement of Operations for the year ended May 31, 2020. Fees incurred for the year ended May 31, 2020 are $39,646.

Prior to January 18, 2020, U.S. Bank, N.A. and affiliate of U.S. Bancorp, served as S-T Gov Fund’s custodian. Amounts incurred during the period June 1, 2019 through January 17, 2020 are included in Custodian fees on the Statement of Operations for the year ended May 31, 2020. Fees incurred for the year ended May 31, 2020 are $5,468.

Prior to January 18, 2020, certain officers of S-T Gov Fund were also employees of U.S. Bancorp. A trustee was affiliated with U.S. Bank, N.A. and U.S. Bancorp. The same board member was an interested person of Quasar Distributors, LLC.

NOTE 8: Principal Risks

The High Income Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

The MNA Resources Fund invests significantly in relatively few sectors, primarily the energy sector, and has more exposure to the price movement of this sector than funds that diversify their investments among many sectors.

NOTE 9: Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated the impact of all subsequent events on the Funds through the issuance date of these financial statements and has noted no such events requiring disclosure.

NOTE 10. Recent Accounting Pronouncements:

In March 2017, the Financial Accounting Standards Board ("FASB") issued Accounting Standards ("ASU") Update No. 2017-08 "Premium Amortization on Purchased Callable Debt Securities" ("ASU 2017-08"), which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The Funds have adopted ASU 2017-08. There was no material impact to the Funds' financial statements.

INTEGRITY DIVIDEND HARVEST FUND CLASS A

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

			Seven
	Year	Year	Months	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	7/31/20	7/31/19	7/31/18	12/31/17	12/30/16	12/31/15
NET ASSET VALUE, BEGINNING OF PERIOD	$14.06	$14.24	$14.68	$14.33	$12.23	$12.64

Income (loss) from investment operations:
Net investment income (loss)	$0.48	$0.44	$0.24	$0.41	$0.39	$0.37
Net realized and unrealized gain (loss) on investments (1)	(0.74)	0.66	(0.45)	1.16	2.15	(0.24)
Total from investment operations	$(0.26)	$1.10	$(0.21)	$1.57	$2.54	$0.13

Less Distributions:
Dividends from net investment income	$(0.49)	$(0.43)	$(0.23)	$(0.41)	$(0.39)	$(0.37)
Distributions from return of capital	(0.01)	0.00	0.00	0.00	0.00	0.00
Distributions from net realized gains	(0.59)	(0.85)	0.00	(0.81)	(0.05)	(0.17)
Total distributions	$(1.09)	$(1.28)	$(0.23)	$(1.22)	$(0.44)	$(0.54)

NET ASSET VALUE, END OF PERIOD	$12.71	$14.06	$14.24	$14.68	$14.33	$12.23

Total Return (excludes any applicable sales charge) #	(2.39%)	8.75%	(1.39%)	11.10%	20.94%	1.12%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$80,762	$91,602	$95,340	$111,696	$107,275	$43,425
Ratio of expenses to average net assets after waivers ^ (2)	0.95%	0.95%	0.95%	0.95%	0.95%	0.85%
Ratio of expenses to average net assets before waivers ^	1.50%	1.51%	1.53%	1.49%	1.55%	1.58%
Ratio of net investment income to average net assets ^ (2)	3.58%	3.17%	2.92%	2.88%	3.26%	3.18%
Portfolio turnover rate #	51.62%	47.71%	23.05%	44.89%	25.56%	38.38%

(1)

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

(2)	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

^	Annualized for periods less than one year.
#	Not annualized for periods less than one year.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY DIVIDEND HARVEST FUND CLASS C

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

			Seven			Period
	Year	Year	Months	Year	Year	From
	Ended	Ended	Ended	Ended	Ended	8/3/15* to
	7/31/20	7/31/19	7/31/18	12/31/17	12/30/16	12/31/15
NET ASSET VALUE, BEGINNING OF PERIOD	$13.96	$14.15	$14.59	$14.26	$12.20	$12.54

Income (loss) from investment operations:
Net investment income (loss)	$0.38	$0.34	$0.17	$0.31	$0.31	$0.18
Net realized and unrealized gain (loss) on investments (1)	(0.74)	0.65	(0.44)	1.14	2.11	(0.17)
Total from investment operations	$(0.36)	$0.99	$(0.27)	$1.45	$2.42	$0.01

Less Distributions:
Dividends from net investment income	$(0.39)	$(0.33)	$(0.17)	$(0.31)	$(0.31)	$(0.18)
Distributions from return of capital	(0.01)	0.00	0.00	0.00	0.00	0.00
Distributions from net realized gains	(0.59)	(0.85)	0.00	(0.81)	(0.05)	(0.17)
Total distributions	$(0.99)	$(1.18)	$(0.17)	$(1.12)	$(0.36)	$(0.35)

NET ASSET VALUE, END OF PERIOD	$12.61	$13.96	$14.15	$14.59	$14.26	$12.20

Total Return (excludes any applicable sales charge) #	(3.13%)	7.92%	(1.78%)	10.26%	20.01%	0.14%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$14,194	$13,637	$14,014	$17,126	$10,392	$692
Ratio of expenses to average net assets after waivers ^ (2)	1.70%	1.70%	1.70%	1.70%	1.70%	1.70%
Ratio of expenses to average net assets before waivers ^	2.25%	2.26%	2.28%	2.24%	2.30%	2.39%
Ratio of net investment income to average net assets ^ (2)	2.83%	2.42%	2.17%	2.14%	2.40%	2.48%
Portfolio turnover rate #	51.62%	47.71%	23.05%	44.89%	25.56%	38.38%

(1)

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

(2)	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

^	Annualized for periods less than one year.
#	Not annualized for periods less than one year.
*	Commencement of operations.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY DIVIDEND HARVEST FUND CLASS I

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

			Seven		Period
	Year	Year	Months	Year	From
	Ended	Ended	Ended	Ended	8/1/16* to
	7/31/20	7/31/19	7/31/18	12/31/17	12/30/16
NET ASSET VALUE, BEGINNING OF PERIOD	$14.07	$14.25	$14.69	$14.34	$13.96

Income (loss) from investment operations:
Net investment income (loss)	$0.51	$0.48	$0.26	$0.45	$0.22
Net realized and unrealized gain (loss) on investments (1)	(0.74)	0.66	(0.46)	1.16	0.43
Total from investment operations	$(0.23)	$1.14	$(0.20)	$1.61	$0.65

Less Distributions:
Dividends from net investment income	$(0.52)	$(0.47)	$(0.24)	$(0.45)	$(0.22)
Distributions from return of capital	(0.01)	0.00	0.00	0.00	0.00
Distributions from net realized gains	(0.59)	(0.85)	0.00	(0.81)	(0.05)
Total distributions	$(1.12)	$(1.32)	$(0.24)	$(1.26)	$(0.27)

NET ASSET VALUE, END OF PERIOD	$12.72	$14.07	$14.25	$14.69	$14.34

Total Return (excludes any applicable sales charge) #	(2.14%)	9.01%	(1.26%)	11.37%	4.67%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$52,298	$30,794	$21,565	$21,252	$5,904
Ratio of expenses to average net assets after waivers ^ (2)	0.70%	0.70%	0.70%	0.70%	0.70%
Ratio of expenses to average net assets before waivers ^	1.25%	1.26%	1.28%	1.24%	1.31%
Ratio of net investment income to average net assets ^ (2)	3.83%	3.42%	3.18%	3.14%	3.22%
Portfolio turnover rate #	51.62%	47.71%	23.05%	44.89%	25.56%

(1)

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

(2)	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

^	Annualized for periods less than one year.
#	Not annualized for periods less than one year.
*	Commencement of operations.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY ENERGIZED DIVIDEND FUND CLASS A

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

			Seven		Period
	Year	Year	Months	Year	From
	Ended	Ended	Ended	Ended	5/2/16* to
	7/31/20	7/31/19	7/31/18	12/31/17	12/30/16
NET ASSET VALUE, BEGINNING OF PERIOD	$10.60	$12.81	$12.43	$11.37	$10.00

Income (loss) from investment operations:
Net investment income (loss)	$0.48	$0.50	$0.27	$0.50	$0.34
Net realized and unrealized gain (loss) on investments (1)	(4.18)	(1.53)	0.37	1.42	1.63
Total from investment operations	$(3.70)	$(1.03)	$0.64	$1.92	$1.97

Less Distributions:
Dividends from net investment income	$(0.47)	$(0.52)	$(0.26)	$(0.50)	$(0.34)
Distributions from net realized gains	0.00	(0.57)	0.00	(0.36)	(0.26)
Returns of capital	0.00	(0.09)	0.00	0.00	0.00
Total distributions	$(0.47)	$(1.18)	$(0.26)	$(0.86)	$(0.60)

NET ASSET VALUE, END OF PERIOD	$6.43	$10.60	$12.81	$12.43	$11.37

Total Return (excludes any applicable sales charge) #	(36.02%)	(7.18%)	5.36%	17.47%	19.96%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$1,829	$3,121	$3,286	$2,321	$1,198
Ratio of expenses to average net assets after waivers ^ (2)(3)	0.99%	0.67%	0.51%	0.35%	0.17%
Ratio of expenses to average net assets before waivers ^	2.84%	2.75%	2.48%	4.49%	8.39%
Ratio of net investment income to average net assets ^ (2)	5.49%	4.45%	3.89%	5.12%	5.13%
Portfolio turnover rate #	49.17%	52.37%	13.33%	60.18%	30.17%

(1)

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

(2)	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

^	Annualized for periods less than one year.
#	Not annualized for periods less than one year.
*	Commencement of operations.
(3)	The voluntary waiver, based on average net assets, amounted to 0.88%, 0.70%, 0.55%, 0.38%, and 0.06% for the periods ended 12/30/16, 12/31/17, 7/31/18, 7/31/19, and 7/31/20 respectively.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY ENERGIZED DIVIDEND FUND CLASS C

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

			Seven		Period
	Year	Year	Months	Year	From
	Ended	Ended	Ended	Ended	5/2/16* to
	7/31/20	7/31/19	7/31/18	12/31/17	12/30/16
NET ASSET VALUE, BEGINNING OF PERIOD	$10.56	$12.77	$12.40	$11.36	$10.00

Income (loss) from investment operations:
Net investment income (loss)	$0.39	$0.42	$0.22	$0.43	$0.29
Net realized and unrealized gain (loss) on investments (1)	(4.14)	(1.53)	0.37	1.40	1.62
Total from investment operations	$(3.75)	$(1.11)	$0.59	$1.83	$1.91

Less Distributions:
Dividends from net investment income	$(0.40)	$(0.44)	$(0.22)	$(0.43)	$(0.29)
Distributions from net realized gains	0.00	(0.57)	0.00	(0.36)	(0.26)
Returns of capital	0.00	(0.09)	0.00	0.00	0.00
Total distributions	$(0.40)	$(1.10)	$(0.22)	$(0.79)	$(0.55)

NET ASSET VALUE, END OF PERIOD	$6.41	$10.56	$12.77	$12.40	$11.36

Total Return (excludes any applicable sales charge) #	(36.37%)	(7.94%)	4.90%	16.64%	19.300%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$260	$311	$379	$292	$114
Ratio of expenses to average net assets after waivers ^ (2)(3)	1.74%	1.42%	1.25%	1.10%	0.91%
Ratio of expenses to average net assets before waivers ^	3.64%	3.51%	3.22%	5.17%	12.55%
Ratio of net investment income to average net assets ^ (2)	4.74%	3.70%	3.16%	5.03%	4.14%
Portfolio turnover rate #	49.17%	52.37%	13.33%	60.18%	30.17%

(1)

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

(2)	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

^	Annualized for periods less than one year.
#	Not annualized for periods less than one year.
*	Commencement of operations.
(3)	The voluntary waiver, based on average net assets, amounted to 0.88%, 0.70%, 0.55%, 0.38%, and 0.06% for the periods ended 12/30/16, 12/31/17, 7/31/18, 7/31/19, and 7/31/20 respectively.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY ENERGIZED DIVIDEND FUND CLASS I

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

			Seven		Period
	Year	Year	Months	Year	From
	Ended	Ended	Ended	Ended	8/1/16* to
	7/31/20	7/31/19	7/31/18	12/31/17	12/30/16
NET ASSET VALUE, BEGINNING OF PERIOD	$10.60	$12.82	$12.43	$11.37	$9.95

Income (loss) from investment operations:
Net investment income (loss)	$0.48	$0.54	$0.29	$0.53	$0.27
Net realized and unrealized gain (loss) on investments (1)	(4.16)	(1.55)	0.38	1.42	1.68
Total from investment operations	$(3.68)	$(1.01)	$0.67	$1.95	$1.95

Less Distributions:
Dividends from net investment income	$(0.49)	$(0.55)	$(0.28)	$(0.53)	$(0.27)
Distributions from net realized gains	0.00	(0.57)	0.00	(0.36)	(0.26)
Returns of capital	0.00	(0.09)	0.00	0.00	0.00
Total distributions	$(0.49)	$(1.21)	$(0.28)	$(0.89)	$(0.53)

NET ASSET VALUE, END OF PERIOD	$6.43	$10.60	$12.82	$12.43	$11.37

Total Return (excludes any applicable sales charge) #	(35.76%)	(7.02%)	5.57%	17.74%	19.80%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$2,571	$2,297	$3,651	$2,938	$395
Ratio of expenses to average net assets after waivers ^ (2)(3)	0.74%	0.42%	0.25%	0.10%	0.00%
Ratio of expenses to average net assets before waivers ^	2.61%	2.46%	2.23%	3.72%	5.54%
Ratio of net investment income to average net assets ^ (2)	5.74%	4.70%	4.16%	11.66%	6.90%
Portfolio turnover rate #	49.17%	52.37%	13.33%	60.18%	30.17%

(1)

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

(2)	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

^	Annualized for periods less than one year.
#	Not annualized for periods less than one year.
*	Commencement of operations.
(3)	The voluntary waiver, based on average net assets, amounted to 0.88%, 0.70%, 0.55%, 0.38%, and 0.06% for the periods ended 12/30/16, 12/31/17, 7/31/18, 7/31/19, and 7/31/20 respectively.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY GROWTH & INCOME FUND CLASS A

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

			Seven
	Year	Year	Months	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	7/31/20	7/31/19	7/31/18	12/31/17	12/30/16	12/31/15
NET ASSET VALUE, BEGINNING OF PERIOD	$59.55	$56.62	$53.51	$48.38	$45.07	$47.03

Income (loss) from investment operations:
Net investment income (loss)	$0.57	$0.62	$0.27	$0.58	$0.71	$0.35
Net realized and unrealized gain (loss) on investments (1)	6.17	5.57	2.84	8.46	3.72	(1.33)
Total from investment operations	$6.74	$6.19	$3.11	$9.04	$4.43	$(0.98)

Less Distributions:
Dividends from net investment income	$(0.83)	$(0.32)	$0.00	$(0.58)	$(0.71)	$(0.35)
Distributions from net realized gains	(4.72)	(2.94)	0.00	(3.33)	(0.41)	(0.63)
Total distributions	$(5.55)	$(3.26)	$0.00	$(3.91)	$(1.12)	$(0.98)

NET ASSET VALUE, END OF PERIOD	$60.74	$59.55	$56.62	$53.51	$48.38	$45.07

Total Return (excludes any applicable sales charge) #	11.42%	12.21%	5.81%	18.68%	9.81%	(2.10%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$39,422	$37,464	$34,948	$34,600	$32,933	$35,689
Ratio of expenses to average net assets after waivers ^ (2)	1.24%	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of expenses to average net assets before waivers ^	1.87%	1.93%	1.93%	1.95%	1.92%	1.84%
Ratio of net investment income to average net assets ^ (2)	0.98%	1.11%	0.85%	1.07%	1.40%	0.77%
Portfolio turnover rate #	11.44%	14.11%	5.99%	32.42%	50.94%	49.88%

(1)

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

(2)	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

^	Annualized for periods less than one year.
#	Not annualized for periods less than one year.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY GROWTH & INCOME FUND CLASS C

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

			Seven			Period
	Year	Year	Months	Year	Year	From
	Ended	Ended	Ended	Ended	Ended	8/3/15* to
	7/31/20	7/31/19	7/31/18	12/31/17	12/30/16	12/31/15
NET ASSET VALUE, BEGINNING OF PERIOD	$58.95	$56.45	$53.49	$48.38	$45.01	$49.50

Income (loss) from investment operations:
Net investment income (loss)	$0.70	$0.75	$0.12	$0.17	$0.37	$0.27
Net realized and unrealized gain (loss) on investments (1)	5.73	5.14	2.84	8.44	3.78	(3.86)
Total from investment operations	$6.43	$5.89	$2.96	$8.61	$4.15	$(3.59)

Less Distributions:
Dividends from net investment income	$(0.99)	$(0.45)	$0.00	$(0.17)	$(0.37)	$(0.27)
Distributions from net realized gains	(4.72)	(2.94)	0.00	(3.33)	(0.41)	(0.63)
Total distributions	$(5.71)	$(3.39)	$0.00	$(3.50)	$(0.78)	$(0.90)

NET ASSET VALUE, END OF PERIOD	$59.67	$58.95	$56.45	$53.49	$48.38	$45.01

Total Return (excludes any applicable sales charge) #	10.97%	11.74%	5.53%	17.79%	9.18%	(7.25%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$1,092	$248	$195	$225	$182	$168
Ratio of expenses to average net assets after waivers ^ (2)	1.62%	1.68%	1.70%	2.00%	2.00%	2.00%
Ratio of expenses to average net assets before waivers ^	1.62%	1.68%	1.74%	2.70%	2.68%	2.66%
Ratio of net investment income (loss) to average net assets ^ (2)	1.23%	1.36%	0.39%	0.33%	0.64%	(0.01%)
Portfolio turnover rate #	11.44%	14.11%	5.99%	32.42%	50.94%	49.88%

(1)

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

(2)	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

^	Annualized for periods less than one year.
#	Not annualized for periods less than one year.
*	Commencement of operations.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY GROWTH & INCOME FUND CLASS I

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

			Seven		Period
	Year	Year	Months	Year	From
	Ended	Ended	Ended	Ended	8/1/16* to
	7/31/20	7/31/19	7/31/18	12/31/17	12/30/16
NET ASSET VALUE, BEGINNING OF PERIOD	$59.61	$56.68	$53.49	$48.36	$48.11

Income (loss) from investment operations:
Net investment income (loss)	$0.71	$0.76	$0.34	$0.72	$0.80
Net realized and unrealized gain (loss) on investments (1)	6.19	5.58	2.85	8.46	0.66
Total from investment operations	$6.90	$6.34	$3.19	$9.18	$1.46

Less Distributions:
Dividends from net investment income	$(0.99)	$(0.47)	$0.00	$(0.72)	$(0.80)
Distributions from net realized gains	(4.72)	(2.94)	0.00	(3.33)	(0.41)
Total distributions	$(5.71)	$(3.41)	$0.00	$(4.05)	$(1.21)

NET ASSET VALUE, END OF PERIOD	$60.80	$59.61	$56.68	$53.49	$48.36

Total Return (excludes any applicable sales charge) #	11.68%	12.51%	5.96%	18.96%	3.04%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$9,367	$1,544	$741	$690	$228
Ratio of expenses to average net assets after waivers ^ (2)	0.99%	1.00%	1.00%	1.00%	1.00%
Ratio of expenses to average net assets before waivers ^	1.62%	1.68%	1.68%	1.69%	1.70%
Ratio of net investment income to average net assets ^ (2)	1.23%	1.36%	1.08%	1.30%	1.50%
Portfolio turnover rate #	11.44%	14.11%	5.99%	32.42%	50.94%

(1)

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

(2)	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

^	Annualized for periods less than one year.
#	Not annualized for periods less than one year.
*	Commencement of operations.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY HIGH INCOME FUND CLASS A

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

			Seven
	Year	Year	Months	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	7/31/20	7/31/19	7/31/18	12/31/17	12/30/16	12/31/15
NET ASSET VALUE, BEGINNING OF PERIOD	$7.77	$7.66	$7.80	$7.66	$7.03	$7.75

Income (loss) from investment operations:
Net investment income (loss)	$0.37	$0.39	$0.23	$0.37	$0.39	$0.40
Net realized and unrealized gain (loss) on investments (1)	(0.12)	0.11	(0.14)	0.14	0.63	(0.72)
Total from investment operations	$0.25	$0.50	$0.09	$0.51	$1.02	$(0.32)

Less Distributions:
Dividends from net investment income	$(0.37)	$(0.39)	$(0.23)	$(0.37)	$(0.39)	$(0.40)
Total distributions	$(0.37)	$(0.39)	$(0.23)	$(0.37)	$(0.39)	$(0.40)

NET ASSET VALUE, END OF PERIOD	$7.65	$7.77	$7.66	$7.80	$7.66	$7.03

Total Return (excludes any applicable sales charge) #	3.37%	6.74%	1.21%	6.78%	14.90%	(4.43%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$25,309	$24,704	$24,099	$24,628	$25,524	$24,338
Ratio of expenses to average net assets after waivers ^ (2)	0.95%	0.89%	0.89%	1.13%	1.15%	1.15%
Ratio of expenses to average net assets before waivers ^	1.69%	1.74%	1.73%	1.71%	1.72%	1.66%
Ratio of net investment income to average net assets ^ (2)	4.86%	5.10%	5.18%	4.80%	5.34%	5.20%
Portfolio turnover rate #	35.02%	28.24%	16.50%	29.22%	27.61%	40.85%

(1)

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

(2)	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

^	Annualized for periods less than one year.
#	Not annualized for periods less than one year.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY HIGH INCOME FUND CLASS C

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

			Seven
	Year	Year	Months	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	7/31/20	7/31/19	7/31/18	12/31/17	12/30/16	12/31/15
NET ASSET VALUE, BEGINNING OF PERIOD	$7.78	$7.68	$7.82	$7.68	$7.05	$7.77

Income (loss) from investment operations:
Net investment income (loss)	$0.31	$0.33	$0.20	$0.31	$0.34	$0.34
Net realized and unrealized gain (loss) on investments (1)	(0.11)	0.10	(0.14)	0.14	0.63	(0.72)
Total from investment operations	$0.20	$0.43	$0.06	$0.45	$0.97	$(0.38)

Less Distributions:
Dividends from net investment income	$(0.31)	$(0.33)	$(0.20)	$(0.31)	$(0.34)	$(0.34)
Total distributions	$(0.31)	$(0.33)	$(0.20)	$(0.31)	$(0.34)	$(0.34)

NET ASSET VALUE, END OF PERIOD	$7.67	$7.78	$7.68	$7.82	$7.68	$7.05

Total Return (excludes any applicable sales charge) #	2.74%	5.81%	0.78%	5.98%	14.02%	(5.12%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$2,753	$4,329	$4,813	$5,397	$5,293	$5,670
Ratio of expenses to average net assets after waivers ^ (2)	1.70%	1.64%	1.64%	1.88%	1.90%	1.90%
Ratio of expenses to average net assets before waivers ^	2.44%	2.49%	2.48%	2.46%	2.47%	2.40%
Ratio of net investment income to average net assets ^ (2)	4.11%	4.35%	4.43%	4.03%	4.59%	4.43%
Portfolio turnover rate #	35.02%	28.24%	16.50%	29.22%	27.61%	40.85%

(1)

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

(2)	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

^	Annualized for periods less than one year.
#	Not annualized for periods less than one year.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY HIGH INCOME FUND CLASS I

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

			Seven		Period
	Year	Year	Months	Year	From
	Ended	Ended	Ended	Ended	8/1/16* to
	7/31/20	7/31/19	7/31/18	12/31/17	12/30/16
NET ASSET VALUE, BEGINNING OF PERIOD	$7.76	$7.66	$7.80	$7.65	$7.52

Income (loss) from investment operations:
Net investment income (loss)	$0.39	$0.41	$0.24	$0.39	$0.16
Net realized and unrealized gain (loss) on investments (1)	(0.12)	0.10	(0.14)	0.15	0.13
Total from investment operations	$0.27	$0.51	$0.10	$0.54	$0.29

Less Distributions:
Dividends from net investment income	$(0.39)	$(0.41)	$(0.24)	$(0.39)	$(0.16)
Total distributions	$(0.39)	$(0.41)	$(0.24)	$(0.39)	$(0.16)

NET ASSET VALUE, END OF PERIOD	$7.64	$7.76	$7.66	$7.80	$7.65

Total Return (excludes any applicable sales charge) #	3.63%	6.87%	1.36%	7.19%	3.93%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$9,163	$9,023	$2,709	$2,598	$648
Ratio of expenses to average net assets after waivers ^ (2)	0.70%	0.64%	0.64%	0.87%	0.90%
Ratio of expenses to average net assets before waivers ^	1.44%	1.49%	1.48%	1.46%	1.49%
Ratio of net investment income to average net assets ^ (2)	5.11%	5.35%	5.43%	5.04%	5.18%
Portfolio turnover rate #	35.02%	28.24%	16.50%	29.22%	27.61%

(1)

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

(2)	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

^	Annualized for periods less than one year.
#	Not annualized for periods less than one year.
*	Commencement of operations.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY MID-NORTH AMERICAN RESOURCES FUND CLASS A

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

			Seven
	Year	Year	Months	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	7/31/20	7/31/19	7/31/18	12/31/17	12/30/16	12/31/15
NET ASSET VALUE, BEGINNING OF PERIOD	$4.28	$5.60	$5.48	$5.93	$4.31	$5.80

Income (loss) from investment operations:
Net investment income (loss)	$0.07	$0.04	$0.01	$0.01	$0.01	$0.03
Net realized and unrealized gain (loss) on investments (1)	(1.66)	(1.34)	0.11	(0.45)	1.62	(1.49)
Total from investment operations	$(1.59)	$(1.30)	$0.12	$(0.44)	$1.63	$(1.46)

Less Distributions:
Dividends from net investment income	$(0.10)	$(0.02)	$0.00	$(0.01)	$(0.01)	$(0.03)
Total distributions	$(0.10)	$(0.02)	$0.00	$(0.01)	$(0.01)	$(0.03)

NET ASSET VALUE, END OF PERIOD	$2.59	$4.28	$5.60	$5.48	$5.93	$4.31

Total Return (excludes any applicable sales charge) #	(37.47%)	(23.11%)	2.19%	(7.48%)	37.82%	(25.16%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$69,684	$158,438	$282,793	$339,385	$592,629	$490,052
Ratio of expenses to average net assets after waivers ^ (2)	1.50%	1.50%	1.49%	1.47%	1.46%	1.44%
Ratio of expenses to average net assets before waivers ^	1.59%	1.53%	1.49%	1.47%	1.47%	1.44%
Ratio of net investment income (loss) to average net assets ^ (2)	2.09%	0.79%	0.19%	0.15%	0.17%	0.52%
Portfolio turnover rate #	79.67%	70.73%	43.01%	41.31%	55.17%	63.76%

(1)

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

(2)	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

^	Annualized for periods less than one year.
#	Not annualized for periods less than one year.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY MID-NORTH AMERICAN RESOURCES FUND CLASS C

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

			Seven
	Year	Year	Months	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	7/31/20	7/31/19	7/31/18	12/31/17	12/30/16	12/31/15
NET ASSET VALUE, BEGINNING OF PERIOD	$4.23	$5.53	$5.43	$5.89	$4.30	$5.79

Income (loss) from investment operations:
Net investment income (loss)	$0.05	$0.01	$(0.01)	$(0.02)	$(0.02)	$0.01
Net realized and unrealized gain (loss) on investments (1)	(1.64)	(1.31)	0.11	(0.44)	1.61	(1.49)
Total from investment operations	$(1.59)	$(1.30)	$0.10	$(0.46)	$1.59	$(1.48)

Less Distributions:
Dividends from net investment income	$(0.07)	$0.00	$0.00	$0.00	$0.00	$(0.01)
Total distributions	$(0.07)	$0.00	$0.00	$0.00	$0.00	$(0.01)

NET ASSET VALUE, END OF PERIOD	$2.57	$4.23	$5.53	$5.43	$5.89	$4.30

Total Return (excludes any applicable sales charge) #	(37.78%)	(23.51%)	1.84%	(7.81%)	36.98%	(25.52%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$9,730	$17,463	$31,899	$37,629	$51,909	$38,170
Ratio of expenses to average net assets after waivers ^ (2)	2.00%	2.00%	1.99%	1.97%	1.96%	1.94%
Ratio of expenses to average net assets before waivers ^	2.09%	2.03%	1.99%	1.97%	1.97%	1.94%
Ratio of net investment income (loss) to average net assets ^ (2)	1.58%	0.29%	(0.32%)	(0.34%)	(0.33%)	0.03%
Portfolio turnover rate #	79.67%	70.73%	43.01%	41.31%	55.17%	63.76%

(1)

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

(2)	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

^	Annualized for periods less than one year.
#	Not annualized for periods less than one year.
*	Commencement of operations.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY MID-NORTH AMERICAN RESOURCES FUND CLASS I

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

			Seven		Period
	Year	Year	Months	Year	From
	Ended	Ended	Ended	Ended	8/1/16* to
	7/31/20	7/31/19	7/31/18	12/31/17	12/30/16
NET ASSET VALUE, BEGINNING OF PERIOD	$4.26	$5.60	$5.47	$5.92	$4.74

Income (loss) from investment operations:
Net investment income (loss)	$0.09	$0.06	$0.02	$0.04	$0.03
Net realized and unrealized gain (loss) on investments (1)	(1.64)	(1.35)	0.11	(0.45)	1.19
Total from investment operations	$(1.55)	$(1.29)	$0.13	$(0.41)	$1.22

Less Distributions:
Dividends from net investment income	$(0.14)	$(0.05)	$0.00	$(0.04)	$(0.03)
Total distributions	$(0.14)	$(0.05)	$0.00	$(0.04)	$(0.04)

NET ASSET VALUE, END OF PERIOD	$2.57	$4.26	$5.60	$5.47	$5.92

Total Return (excludes any applicable sales charge) #	(37.04%)	(22.84%)	2.38%	(6.92%)	25.66%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$9,069	$20,898	$44,757	$60,562	$14,891
Ratio of expenses to average net assets after waivers ^ (2)	1.00%	1.00%	0.99%	0.97%	0.97%
Ratio of expenses to average net assets before waivers ^	1.09%	1.03%	0.99%	0.97%	0.97%
Ratio of net investment income to average net assets ^ (2)	2.59%	1.29%	0.69%	0.71%	0.67%
Portfolio turnover rate #	79.67%	70.73%	43.01%	41.31%	55.17%

(1)

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

(2)	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

^	Annualized for periods less than one year.
#	Not annualized for periods less than one year.
*	Commencement of operations.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY SHORT TERM GOVERNMENT FUND CLASS A

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Two	Period
	Months	From
	Ended	1/21/20* to
	7/31/20	5/31/20
NET ASSET VALUE, BEGINNING OF PERIOD	$9.21	$9.26

Income (loss) from investment operations:
Net investment income (loss)	$0.02	$0.09
Net realized and unrealized gain (loss) on investments (1)	0.02	0.02
Total from investment operations	$0.04	$0.11

Less Distributions:
Dividends from net investment income	$(0.03)	$(0.16)
Total distributions	$(0.03)	$(0.16)

NET ASSET VALUE, END OF PERIOD	$9.22	$9.21

Total Return (excludes any applicable sales charge) #	0.41%	1.22%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$15	$15
Ratio of expenses to average net assets after waivers ^ (2)	0.80%	0.80%
Ratio of expenses to average net assets before waivers ^	1.33%	1.28%
Ratio of net investment income (loss) to average net assets ^ (2)	1.53%	2.68%
Portfolio turnover rate #	16.03%	65.85%

(1)

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

(2)	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

^	Annualized for periods less than one year.
#	Not annualized for periods less than one year.
*	Commencement of operations.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY SHORT TERM GOVERNMENT FUND CLASS I

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Two
	Months	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	7/31/20	5/31/20	5/31/19	5/31/18	5/31/17	5/31/16
NET ASSET VALUE, BEGINNING OF PERIOD	$9.21	$9.30	$9.36	$9.51	$9.75	$9.91

Income (loss) from investment operations:
Net investment income (loss)	$0.03	$0.36	$0.29	$0.26	$0.25	$0.15
Net realized and unrealized gain (loss) on investments (1)	0.01	(0.05)	(0.05)	(0.11)	(0.19)	(0.11)
Total from investment operations	$0.04	$0.31	$0.24	$0.15	$0.06	$0.04

Less Distributions:
Dividends from net investment income	$(0.03)	$(0.40)	$(0.30)	$(0.30)	$(0.30)	$(0.20)
Total distributions	$(0.03)	$(0.40)	$(0.30)	$(0.30)	$(0.30)	$(0.20)

NET ASSET VALUE, END OF PERIOD	$9.22	$9.21	$9.30	$9.36	$9.51	$9.75

Total Return (excludes any applicable sales charge) #	0.46%	3.25%	2.66%	1.60%	0.64%	0.35%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$34,741	$21,038	$17,418	$23,429	$36,394	$97,164
Ratio of expenses to average net assets after waivers ^ (2)	0.55%	0.55%	0.55%	0.55%	0.55%	0.58%
Ratio of expenses to average net assets before waivers ^	1.08%	1.21%	1.24%	0.90%	0.64%	0.59%
Ratio of net investment income (loss) to average net assets ^ (2)	1.78%	3.88%	3.11%	2.71%	2.59%	1.51%
Portfolio turnover rate #	16.03%	65.85%	15.24%	98.95%	164.31%	182.08%

(1)

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

(2)	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

^	Annualized for periods less than one year.
#	Not annualized for periods less than one year.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

The Integrity Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Integrity Funds comprising the Funds listed below (the “Funds”) as of July 31, 2020, the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2020, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
Integrity Dividend Harvest Fund, Integrity Growth & Income Fund, Integrity High Income Fund, and Integrity Mid-North American Resources Fund	For the year ended July 31, 2020	For the years ended July 31, 2020 and 2019	For the years ended July 31, 2020 and 2019, the seven months ended July 31, 2018, and the years ended December 31, 2017, December 30, 2016 and December 31, 2015
Integrity Energized Dividend Fund	For the year ended July 31, 2020	For the years ended July 31, 2020 and 2019	For the years ended July 31, 2020 and 2019, seven months ended July 31, 2018, the year ended December 31, 2017, and the period May 2, 2016 (commencement of operations) to December 30, 2016
Integrity Short Term Government Fund	For the two months ended July 31, 2020 and year ended May 31, 2020	For the two months ended July 31, 2020 and the for years ended May 31, 2020 and 2019	For the two months ended July 31, 2020 and for the years ended May 31, 2020, 2019, 2018, 2017, and 2016

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers or counterparties were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by Viking Fund Management since 2009.

COHEN & COMPANY, LTD.

Chicago, Illinois

September 29, 2020

EXPENSE EXAMPLE (unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Funds expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the one-half year period shown below and held for the entire one-half year period.

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an account value of $8,600 divided by $1,000 equals 8.6), then multiply the result by the number in the appropriate column for your share class in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning	Ending	Expenses
		Account	Account	Paid	Annualized
		Value	Value	During	Expense
		1/31/20	7/31/20	Period*	Ratio
Integrity Dividend Harvest Fund	Actual - Class A	$1,000.00	$914.60	$4.52	0.95%
	Actual - Class C	$1,000.00	$911.10	$8.08	1.70%
	Actual - Class I	$1,000.00	$915.80	$3.33	0.70%
	Hypothetical - Class A	$1,000.00	$1,020.14	$4.77	0.95%
	Hypothetical - Class C	$1,000.00	$1,016.41	$8.52	1.70%
	Hypothetical - Class I	$1,000.00	$1,021.38	$3.52	0.70%
Integrity Energized Dividend Fund	Actual - Class A	$1,000.00	$682.10	$4.14	0.99%
	Actual - Class C	$1,000.00	$680.00	$7.27	1.74%
	Actual - Class I	$1,000.00	$683.40	$3.10	0.74%
	Hypothetical - Class A	$1,000.00	$1,019.94	$4.97	0.99%
	Hypothetical - Class C	$1,000.00	$1,016.21	$8.72	1.74%
	Hypothetical - Class I	$1,000.00	$1,021.18	$3.72	0.74%
Integrity Growth & Income Fund	Actual - Class A	$1,000.00	$1,019.30	$6.23	1.24%
	Actual - Class C	$1,000.00	$1,017.20	$8.13	1.62%
	Actual - Class I	$1,000.00	$1,020.50	$4.97	0.99%
	Hypothetical - Class A	$1,000.00	$1,018.70	$6.22	1.24%
	Hypothetical - Class C	$1,000.00	$1,016.81	$8.12	1.62%
	Hypothetical - Class I	$1,000.00	$1,019.94	$4.97	0.99%
Integrity High Income Fund	Actual - Class A	$1,000.00	$1,004.30	$4.73	0.95%
	Actual - Class C	$1,000.00	$1,001.90	$8.46	1.70%
	Actual - Class I	$1,000.00	$1,005.50	$3.49	0.70%
	Hypothetical - Class A	$1,000.00	$1,020.14	$4.77	0.95%
	Hypothetical - Class C	$1,000.00	$1,016.41	$8.52	1.70%
	Hypothetical - Class I	$1,000.00	$1,021.38	$3.52	0.70%
Integrity Mid-North American Resources Fund	Actual - Class A	$1,000.00	$691.60	$6.31	1.50%
	Actual - Class C	$1,000.00	$689.70	$8.40	2.00%
	Actual - Class I	$1,000.00	$692.40	$4.21	1.00%
	Hypothetical - Class A	$1,000.00	$1,017.40	$7.52	1.50%
	Hypothetical - Class C	$1,000.00	$1,014.92	$10.02	2.00%
	Hypothetical - Class I	$1,000.00	$1,019.89	$5.02	1.00%
Integrity Short Term Government Fund	Actual - Class A	$1,000.00	$1,012.30	$4.00	0.80%
	Actual - Class I	$1,000.00	$1,014.70	$2.76	0.55%
	Hypothetical - Class A	$1,000.00	$1,020.89	$4.02	0.80%
	Hypothetical - Class I	$1,000.00	$1,022.13	$2.77	0.55%

*Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied 182 days in the one-half year period, and divided by 366 days in the fiscal year (to reflect the one-half year period).

BOARD OF TRUSTEES AND OFFICERS (unaudited)

The Board of Trustees (“Board”) of the Funds consists of four Trustees (the “Trustees”). These same individuals, unless otherwise noted, also serve as trustees for the six series of Viking Mutual Funds. Three Trustees are not “interested persons” (75% of the total) as defined under the 1940 Act (the “Independent Trustees”). The remaining Trustee is “interested” (the “Interested Trustees”) by virtue of his affiliation with Viking Fund Management, LLC and its affiliates.”

For the purposes of this section, the “Fund Complex” consists of the six series of The Integrity Funds and the six series of Viking Mutual Funds.

Each Trustee serves a Fund until its termination; or until the Trustee’s retirement, resignation, or death; or otherwise as specified in the Funds’ organizational documents. Each Officer serves an annual term. The tables that follow show information for each Trustee and Officer of the Funds.

INDEPENDENT TRUSTEES
Name, Date of Birth, Date Service Began, and Number of Funds Overseen in Fund Complex	Principal Occupations for Past Five Years and Directorships Held During Past Five Years
Wade A. Dokken Birth date: March 3, 1960 Began serving: February 2016 Funds overseen: 12 funds

Principal occupation(s): Member, WealthVest Financial Partners (2009 to present); Co-President, WealthVest Marketing (2009 to present), Trustee: Integrity Managed Portfolios (2016 to 2018), The Integrity Funds (2016 to present), and Viking Mutual Funds (2016 to present)

Other Directorships Held: Not Applicable

R. James Maxson Birth date: December 12, 1947 Began serving: June 2003 Funds overseen: 12 funds

Principal occupation(s): Attorney: Maxson Law Office P.C. (2002 to 2019); Trustee: Integrity Managed Portfolios (1999 to 2018), The Integrity Funds (2003 to present), and Viking Mutual Funds (2009 to present)

Other Directorships Held: Peoples State Bank of Velva

Jerry M. Stai Birth date: March 31, 1952 Began serving: January 2006 Funds overseen: 12 funds

Principal occupation(s): Minot State University (1999 to present); Trustee: Integrity Managed Portfolios (2006 to 2018), The Integrity Funds (2006 to present), and Viking Mutual Funds (2009 to present)

Other Directorships Held: Not Applicable

The Statement of Additional Information (“SAI”) contains more information about the Funds’ Trustees and is available without charge upon request, by calling Integrity Funds Distributor at 800-276-1262.

INTERESTED TRUSTEE
Name, Position with Trust, Date of Birth, Date Service Began, and Number of Funds Overseen in Fund Complex	Principal Occupations for Past Five Years and Directorships Held During Past Five Years
Robert E. Walstad(1) Chairman Birth date: August 16, 1944 Began serving: June 2003 Funds overseen: 12 funds

Principal occupation(s): Governor (2009 to present): Corridor Investors, LLC; Trustee and Chairman: Integrity Managed Portfolios (1996 to 2018), The Integrity Funds (2003 to present), and Viking Mutual Funds (2009 to present)

Other Directorships Held: Not Applicable

(1) Trustee who is an “interested person” of the Funds as defined in the 1940 Act. Mr. Walstad is an interested person by virtue of being an Officer of the Funds and ownership in Corridor Investors, LLC the parent company of Viking Fund Management, Integrity Fund Services, and Integrity Fund Distributors.

The SAI contains more information about the Funds’ Trustees and is available without charge upon request, by calling Integrity Funds Distributor at 800-276-1262.

OTHER OFFICERS
Name, Position with Trust, Date of Birth, and Date Service Began	Principal Occupations for Past Five Years and Directorships Held During Past Five Years
Shannon D. Radke President Birth date: September 7, 1966 Began serving: August 1999

Principal occupation(s): Governor, CEO, and President (2009 to present): Corridor Investors, LLC; Governor and President (1998 to present) and Senior Portfolio Manager (1999 to present): Viking Fund Management, LLC; Governor and President (2009 to present): Integrity Fund Services, LLC and Integrity Funds Distributor, LLC; President: Integrity Managed Portfolios (2009 to 2018), The Integrity Funds (2009 to present), and Viking Mutual Funds (1999 to present)

Other Directorships Held: Minot Area Community Foundation

Peter A. Quist Vice President Birth date: February 23, 1934 Began serving: June 2003

Principal occupation(s): Governor (2009 to present): Corridor Investors, LLC; Attorney (inactive); Vice President: Integrity Managed Portfolios (1996 to 2018); The Integrity Funds (2003 to present); and Viking Mutual Funds (2009 to present)

Other Directorships Held: Not Applicable

Shelly Nahrstedt Treasurer Birth date: August 31, 1961 Began serving: August 2020

Principal occupation(s): Chief Operating Officer, Integrity Fund Services, LLC, and Treasurer, The Integrity Funds (2020 to present); Director of Financial Fund Administration, PNC Capital Advisors, LLC, and Treasurer, PNC Funds (2018-2019); Director, Cohen & Company (2003-2018).

Other Directorships Held: Not applicable

Brent M. Wheeler Secretary and Mutual Fund Chief Compliance Officer Birth date: October 9, 1970 Began serving: MF CCO: October 2005 Secretary: October 2009

Principal occupation(s): Mutual Fund Chief Compliance Officer: Integrity Managed Portfolios (2005 to 2018), The Integrity Funds, (2005 to present), and Viking Mutual Funds (2009 to present); Secretary: Integrity Managed Portfolios (2009 to 2018), The Integrity Funds and Viking Mutual Funds (2009 to present)

Other Directorships Held: Not Applicable

The SAI contains more information about the Funds’ Trustees and is available without charge upon request, by calling Integrity Funds Distributor at 800-276-1262.

PRIVACY POLICY

Rev. 11/2017

FACTS	WHAT DOES INTEGRITY VIKING FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•                     Social Security number, name, address

•                     Account balance, transaction history, account transactions

•                     Investment experience, wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Integrity Viking Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Integrity Viking Funds share?	Can you limit this sharing?
For our everyday business purposes- such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes- to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes- information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes- information about your creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?	Call 1-800-601-5593 or go to www.integrityvikingfunds.com

PRIVACY POLICY (Continued)

Who we are
Who is providing this notice?	Integrity Viking Funds (a family of investment companies)

What we do
How does Integrity Viking Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We

•                     train employees on privacy, information security and protection of client information.

•                     limit access to nonpublic personal information to those employees requiring such information in performing their job functions.

How does Integrity Viking Funds collect my personal information?

We collect your personal information, for example, when you:

•                     open an account or seek financial or tax advice

•                     provide account information or give us your contact information

•                     make a wire transfer

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•                     sharing for affiliates’ everyday business purposes-information about your creditworthiness

•                     affiliates from using your information to market to you

•                     sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies

•                     The Integrity Funds

•                     Viking Mutual Funds

•                     Corridor Investors, LLC

•                     Viking Fund Management, LLC

•                     Integrity Funds Distributor, LLC

•                     Integrity Fund Services, LLC

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. Integrity Viking Funds does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. Integrity Viking Funds doesn’t jointly market.

Integrity Viking Funds includes:

•                     The Integrity Funds

•                     Viking Mutual Funds

PROXY VOTING OF FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios are available, without charge and upon request, by calling 800-276-1262. A report on Form N-PX of how the Funds voted any such proxies during the most recent 12-month period ended June 30 is available through the Funds’ website at www.integrityvikingfunds.com. The information is also available from the Electronic Data Gathering Analysis and Retrieval (“EDGAR”) database on the website of the Securities and Exchange Commission (“SEC”) at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

Within 60 days of the end of their second and fourth fiscal quarters, the Funds provide a complete schedule of portfolio holdings in their semi-annual and annual reports on the Form N-CSR(S). These reports are filed electronically with the SEC and are delivered to the shareholders of the Funds. The Funds also files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q and N-CSR(S) are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q and N-CSR(S) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202-551-8090. You may also access this information from the Funds’ website at www.integrityvikingfunds.com.

SHAREHOLDER INQUIRIES AND MAILINGS

Direct inquiries regarding the Funds to: Integrity Funds Distributor, LLC PO Box 500 Minot, ND 58702 Phone: 800-276-1262	Direct inquiries regarding account information to: Integrity Fund Services, LLC PO Box 759 Minot, ND 58702 Phone: 800-601-5593

To reduce their expenses, the Funds may mail only one copy of their prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive additional copies of these documents, please call Integrity Funds Distributor at 800-276-1262 or contact your financial institution. Integrity Funds Distributor will begin sending you individual copies 30 days after receiving your request.

Integrity Viking Funds are sold by prospectus only. An investor should consider the investment objectives, risks, and charges and expenses of the investment company carefully before investing. The prospectus contains this and other information about the investment company. You may obtain a prospectus at no cost from your financial adviser or at www.integrityvikingfunds.com. Please read the prospectus carefully before investing.

Equity Funds

Integrity Dividend Harvest Fund

Integrity Energized Dividend Fund

Integrity Growth & Income Fund

Integrity Mid-North American Resources Fund

Corporate Bond Fund

Integrity High Income Fund

State-Specific Tax-Exempt Bond Funds

Viking Tax-Free Fund for North Dakota

Viking Tax-Free Fund for Montana

Kansas Municipal Fund

Maine Municipal Fund

Nebraska Municipal Fund

Oklahoma Municipal Fund

Government Bond Fund

Integrity Short Term Government Fund

Item 2. CODE OF ETHICS.

At the end of the period covered by this report, the registrant has adopted a code of ethics as defined in Item 2 of Form N-CSR that applies to the registrant’s principal executive officer and principal financial officer (herein referred to as the “Code”). There were no amendments to the Code during the period covered by this report. The registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period of this report. The Code is available on the Integrity Viking Funds website at http://www.integrityvikingfunds.com. A copy of the Code is also available, without charge, upon request by calling 800-601-5593. The Code is filed herewith pursuant to Item 12(a)(1) as EX-99.CODE ETH.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that Jerry Stai is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Stai is “independent” for purposes of Item 3 of Form N-CSR.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by Cohen Fund Audit Services, Ltd. (“Cohen”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $70,014 for the year ended July 31, 2020, $71,546 for the year ended July 31, 2019, and $37,306 for the seven months ended July 31, 2018.

(b)

Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by Cohen that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the year ended July 31, 2020, $0 for the year ended July 31, 2019, and $0 for the seven months ended July 31, 2018.

(c)

Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by Cohen for tax compliance, tax advice, and tax planning were $15,500 for the year ended July 31, 2020, $12,500 for the year ended July 31, 2019, and $12,500 for the seven months ended July 31, 2018. Such services included review of excise distribution calculations (if applicable), preparation of the Trust’s federal, state, and excise tax returns, tax services related to mergers, and routine counseling.

(d)

All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by Cohen, other than the services reported in paragraphs (a) through (c) of this Item: None.

(e)	(1)	Audit Committee Pre-Approval Policies and Procedures

The registrant’s audit committee has adopted policies and procedures that require the audit committee to pre-approve all audit and non-audit services provided to the registrant by the principal accountant.

	(2)	Percentage of services referred to in 4(b) through 4(d) that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X

0% of the services described in paragraphs (b) through (d) of Item 4 were not pre-approved by the audit committee.

(f)	All services performed on the engagement to audit the registrant’s financial statements for the most recent fiscal year-end were performed by Cohen’s full-time permanent employees.

(g)	Non-Audit Fees: None.

(h)

Principal Accountant’s Independence: The registrant’s auditor did not provide any non-audit services to the registrant’s investment adviser or any entity controlling, controlled by, or controlled with the registrant’s investment adviser that provides ongoing services to the registrant.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

Item 6. INVESTMENTS.

The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

Item 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees in the last fiscal half-year.

Item 11. CONTROLS AND PROCEDURES.

(a)

Based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this Form N-CSR (the “Report”), the registrant’s principal executive officer and principal financial officer believe that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effectively designed to ensure that information required to be disclosed by the registrant in the Report is recorded, processed, summarized and reported by the filing date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the registrant’s principal executive officer and principal financial officer who are making certifications in the Report, as appropriate, to allow timely decisions regarding required disclosure.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s most recent fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. EXHIBITS.

(a)	(1)	Code of ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99. CODE ETH.

	(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the 1940 Act (17 CFR 270.30a-2) is filed and attached hereto as EX-99. CERT.

	(3)	Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Integrity Funds

By: /s/ Shannon D. Radke
Shannon D. Radke
President

October 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Shannon D. Radke
Shannon D. Radke
President

October 6, 2020

By: /s/ Shelly Nahrstedt
Shelly Nahrstedt
Treasurer

October 6, 2020